EXHIBIT 10.3
                      KBK LOAN AGREEMENTS

                  CERTIFICATE OF SECRETARY
                            (Guaranty)


          The undersigned certifies that I am the Secretary of RED OAK HEREFORD FARMS, INC., a Nevada corporation (the
"Corporation"), and that as such, I am authorized to execute this Certificate on behalf of the Corporation.


          1. Attached hereto as Exhibit A is a full, true and correct copy of the Articles of Incorporation of the Corporation, as amended. There have been no amendments to the Articles of Incorporation of the Corporation as filed in the office of the Secretary of State of Nevada since March 17, 1997.

          2. Attached hereto as Exhibit B is a true and correct copy of the Bylaws of the Corporation as in effect on the date hereof.

          IN WITNESS WHEREOF, I executed this Certificate on
April 21, 1998.


                              ___________________________________
                              Name:
                              Secretary,
                              Red Oak Hereford Farms, Inc.

                          Exhibit A

                    Articles of Incorporation

                          Exhibit B

                    Bylaws

              CERTIFICATE OF CORPORATE RESOLUTIONS
                (AUTHORITY TO OBTAIN FINANCING)


I, the undersigned, hereby certify that I am the Secretary of RED OAK FARMS INC., a corporation duly organized and existing under the laws of the State of Iowa (the "Corporation").

I further certify that the following resolutions were duly adopted by the Board of Directors of the Corporation at a meeting of the Board of Directors of the Corporation, duly and legally called and held in accordance with the Articles or Certificate of Incorporation, as the case may be, and Bylaws of the Corporation on the ______ day of April, 1998, at which meeting a quorum was present and voting throughout, or (if the foregoing date was not completed) pursuant to a written consent signed by all of the members of the Board of Directors of the Corporation in accordance with the Articles or Certificate of Incorporation, as the case may be, and Bylaws of the Corporation, and that such resolutions are now in full force and effect and have not been amended, modified or revoked:

     "RESOLVED, that each of the following officers and representatives of this Corporation, acting alone:

   SSN               Name               Title            Signature

###-##-####    Gordon Reisinger       President

###-##-####    Harley Dillard       Vice President


     acting alone without the joinder of any other officer or representative, is hereby authorized in the name and on behalf of this Corporation (i) to sell and discount with KBK Financial, Inc. ("KBK") commercial or other business paper, accounts receivable, contract rights, chattel paper and general intangibles (collectively, known herein as "Accounts") owned by this Corporation which are owing by, made or drawn by or upon third parties, without limits as to amounts on both a recourse and non-recourse basis under such terms and conditions as any one of such officers or representatives may deem necessary or proper,
     (ii) to borrow from and to otherwise incur liabilities to KBK from time to time, in such amounts, for such periods of time, at such rates of interest and payable in such manner as such officers may deem necessary or proper, and
     (iii) as evidence of the sale of Accounts or any such indebtedness so incurred, to execute and deliver to KBK such account transfer and purchase agreements, promissory notes, loan agreements and other instruments, documents and agreements, containing such terms and provisions as may be acceptable or agreeable to any one of such officers or representatives, such acceptance and agreement to be conclusively evidenced by the execution and delivery thereof by any one of such officers or representatives;

     FURTHER RESOLVED, that this Corporation grant to KBK a lien and/or security interest upon such assets of this Corporation as may be agreed upon between any one of the above named officers or representatives and KBK, as security for all present and future indebtedness, obligations and liabilities of this Corporation to KBK and that each of said officers or representatives, acting alone without the joinder of any other officer or representative, is hereby authorized in the name and on behalf of this Corporation to execute and deliver such security agreements, deeds of trust, mortgages and other instruments, documents and agreements as may be required by KBK in connection with each such grant of a lien and/or security interest and containing such terms and provisions as may be acceptable or agreeable to any one of such officers or representatives, such acceptance and agreement to be conclusively evidenced by the execution and delivery thereof by any one of such officers or representatives;

     FURTHER RESOLVED, that any one of the above named officers or representatives, acting alone without the joinder of any other officer or representative, is hereby authorized in the name and on behalf of this Corporation to take such further action and to do all things that any one of such officers or representatives deems necessary in connection with any (i) increases, renewals, extensions, rearrangements, retirements or compromises of any account transfer and purchase agreement or any indebtedness, obligations and liabilities owing to KBK from time to time by this Corporation, (ii) amendments to any of the provisions contained in any instruments, documents or agreements evidencing, securing, governing and/or pertaining to any account transfer and purchase agreement or any indebtedness, obligations and liabilities owing to KBK by this Corporation from time to time, (iii) to sell and assign Accounts to KBK and in connection therewith to execute any assignments, bills of sale, schedules, certificates and similar documents, and
     (iv) make any requests for advances under any credit facility that the Corporation may have from time to time with KBK;

     FURTHER RESOLVED, that all acts, transactions or agreements with KBK undertaken prior to the adoption of the foregoing resolutions by any one or more of the officers and/or representatives of this Corporation in its name and on its behalf in connection with the foregoing matters are hereby ratified, confirmed and adopted by this Corporation; and

     FURTHER RESOLVED, that each of the officers of this Corporation is hereby authorized and directed to certify these resolutions to KBK;

     FURTHER RESOLVED, the foregoing resolutions shall continue in full force and effect, and KBK is authorized to rely upon the foregoing resolutions unless and until
     (i) countermanded by resolution of the Board of Directors of this Corporation, and (ii) a copy of such resolution, properly certified by an officer of this Corporation, has actually been received by KBK."

I further certify that the foregoing resolutions do not conflict with the Articles or Certificate of Incorporation, as the case may be, or Bylaws of the Corporation, or any amendments thereto. I further certify that neither the seal of the Corporation, nor the attestation by the Secretary, Assistant Secretary or any other officer of the Corporation, is necessary to make any instruments, documents or agreements executed by the officers or representatives of this Corporation pursuant to the foregoing resolutions, enforceable against the Corporation, unless such seal is affixed to, or such attestation is provided on, such instruments, documents or agreements.

I further certify that the officers of the Corporation set forth above have been duly elected and qualified and as of the date hereof hold the specified offices with the Corporation, that the signature set forth beside each officer's name is the true signature of such officer and that the signature set forth beside the name of each of the representatives specified in the foregoing resolutions is the true signature of such representative.

IN WITNESS WHEREOF, I hereunto subscribe my name this _____ day of April, 1998.


       ________________________________________

       Secretary

April 12, 1998


Freezer Services - Fremont
950 S. Schneider Street
PO Box 350
Fremont, Nebraska 68026

Gentlemen:

     Pursuant to our financing agreements (the "Agreements") with KBK Financial, Inc. ("KBK"), we have granted to KBK a security interest in, among other things: (a) all of our present and future inventory and farm products, wherever located, and the proceeds thereof, including without limitation all of our inventory and farm products which we have heretofore delivered to you for storage and is now in your possession and any of our inventory and farm products which we may in the future deliver to you for storage; and (b) all documents of title representing any of the foregoing and the proceeds thereof. Such inventory and farm products includes, without limitation, certain livestock, livestock products, meat and meat products.

     Pursuant to KBK's rights under the Agreements, KBK has requested and we have agreed to issue to you the following instructions regarding our inventory and farm products, all of which instructions may not hereafter be modified or rescinded by us except with the express written consent of KBK.

     With respect to any of our inventory and farm products hereafter delivered by us to you for storage, you shall issue therefor only non-negotiable warehouse receipts and such non-negotiable warehouse receipts shall be issued only in KBK's name. You shall at no time issue negotiable warehouse receipts to any party with respect to any of our inventory or farm products.

     Please sign this letter below where provided to indicate your consent and agreement to all of the foregoing and your affirmation that:

     (a) you have not heretofore issued negotiable warehouse receipts with respect to any of our inventory or farm products now in your possession; and

     (b) with respect to any of our inventory or farm products now or hereafter coming into your possession, you shall honor any subsequent instructions issued to you by KBK as to the disposition thereof, notwithstanding any instructions to the contrary which you may receive from us or any third party, and notwithstanding the fact that non-negotiable warehouse receipts representing any such inventory or farm products have been issued by you to us and are in our possession; and

Freezer Services - Fremont
August 12, 1998
Page 2

     (c) any security interest, lien, right of distraint or levy or other encumbrance or claim in your favor, whether for unpaid slaughter, fabrication, and processing services, or storage charges or otherwise, that you may now or hereafter have in any of our inventory or farm products, shall be subject and subordinate in all respects to any security interest which KBK may now or hereafter have in any such inventory and farm products; and

     (d) these instructions shall not be modified, amended, or supplemented without the prior written consent of KBK; and

     (e) KBK shall be provided with reasonable access to the inventory and farm products described above for purposes of auditing or appraising such inventory and farm products or exercising its rights and remedies from time to time.

                                   Very truly yours,

                                   RED OAK FARMS, INC.

                                   By:


                                   Title:


AGREED:

FREEZER SERVICES - FREMONT

By:


Title:

                    CERTIFICATE OF SECRETARY


          The undersigned certifies that I am the Secretary of RED OAK FARMS, INC., an Iowa corporation (the "Corporation"), and that as such, I am authorized to execute this Certificate on behalf of the Corporation.

          1. Attached hereto as Exhibit A is a full, true and correct copy of the Articles of Incorporation of the Corporation.
There have been no amendments to the Articles of Incorporation of the Corporation.

          2. Attached hereto as Exhibit B is a true and correct copy of the Bylaws of the Corporation as in effect on the date hereof.

          IN WITNESS WHEREOF, I executed this Certificate on
April 21, 1998.


                              ___________________________________
                              Name:
                              Secretary,
                              Red Oak Farms, Inc.

                           Exhibit A

                    Articles of Incorporation

                           Exhibit B
                             Bylaws

                       SPECIFIC GUARANTY


THIS SPECIFIC GUARANTY (this "Guaranty") dated the 20th day of April, 1998, is executed by the undersigned, GORDON M. REISINGER, an individual, whose address for notice hereunder is 1985 203rd Street, Red Oak, Iowa 51566 ("Guarantor") in favor of KBK FINANCIAL, INC., a Delaware corporation, authorized to do business in Texas, whose address for notice hereunder is 2200 City Center II, 301 Commerce Street, Fort Worth, Texas 76102 ("KBK").

1. Obligations. As an inducement to KBK to extend or continue to extend credit and other financial accommodations to RED OAK FARMS, INC., an Iowa corporation ("Borrower"), Guarantor, for value received, does hereby unconditionally and absolutely guarantee the prompt and full payment and performance of the Guaranteed Indebtedness when due or declared to be due and at all times thereafter. The term "Guaranteed Indebtedness" shall mean (i) all amounts owing by Borrower under that certain promissory note of even date herewith payable by Borrower to the order of KBK in the stated principal amount of $1,500,000 (the "Note"), (ii) all obligations of Borrower to KBK under any documents evidencing, securing, governing and/or pertaining to the Note (collectively, the "Financing Documents"), (iii) all costs and expenses incurred by KBK in connection with the collection of all or any part of the indebtedness and obligations owing by Borrower under the Note and/or any of the other Financing Documents, or the protection of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, and (iv) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations owing by Borrower under the Note and/or the other Financing Documents. This is an absolute, continuing and unconditional guarantee of payment and not of collection and if at any time or from time to time there is no outstanding Guaranteed Indebtedness, the obligations of Guarantor with respect to any and all Guaranteed Indebtedness incurred thereafter shall not be affected. This Guaranty and the Guarantor's obligations hereunder are irrevocable and, in the event of Guarantor's death, shall be binding upon Guarantor's estate pursuant to paragraph 8 herein. All of the Guaranteed Indebtedness shall be conclusively presumed to have been made or acquired in acceptance hereof.
     Guarantor shall be liable, jointly and severally, with Borrower and any other guarantor of all or any part of the Guaranteed Indebtedness.

2. Representations and Warranties. Guarantor hereby represents and warrants the following to KBK:

     (a) This Guaranty may reasonably be expected to benefit, directly or indirectly, Guarantor, and (i) if Guarantor is a corporation, the Board of Directors of Guarantor has determined that this Guaranty may reasonably be expected to benefit, directly or indirectly, Guarantor, or (ii) if Guarantor is a partnership, the requisite number of its partners have determined that this Guaranty may reasonably be expected to benefit, directly or indirectly, Guarantor; and

     (b) Guarantor has adequate means to obtain from Borrower on a continuing basis information concerning the financial condition of Borrower and Guarantor is not relying on KBK to provide such information to Guarantor either now or in the future; and

     (c) Guarantor has the power and authority to execute, deliver and perform this Guaranty and any other agreements executed by Guarantor contemporaneously herewith, and the execution, delivery and performance of this Guaranty and any other agreements executed by Guarantor contemporaneously herewith do not and will not violate (i) any agreement or instrument to which Guarantor is a party, (ii) any law, rule, regulation or order of any governmental authority to which Guarantor is subject, or (iii) its articles or certificate of incorporation or bylaws, if Guarantor is a corporation, or its partnership agreement, if Guarantor is a partnership; and

     (d) Neither KBK nor any other party has made any representation, warranty or statement to Guarantor in order to induce Guarantor to execute this Guaranty; and

     (e) The financial statements and other financial information regarding Guarantor heretofore and hereafter delivered to KBK are and shall be true and correct in all material respects and fairly present the financial position of Guarantor as of the dates thereof, and no material adverse change has occurred in the financial condition of Guarantor reflected in the financial statements and other financial information regarding Guarantor heretofore delivered to KBK since the date of the last statement thereof; and

     (f) As of the date hereof, and after giving effect to this Guaranty and the obligations evidenced hereby,
          (i) Guarantor is and will be solvent, (ii) the fair saleable value of Guarantor's assets exceeds and will continue to exceed its liabilities (both fixed and contingent), (iii) Guarantor is and will continue to be able to pay its debts as they mature, and (iv) if Guarantor is not an individual, Guarantor has and will continue to have sufficient capital to carry on its business and all businesses in which it is about to engage; and

     (g) Guarantor acknowledges that, in consideration for its execution, delivery and performance of this Guaranty, Guarantor has received "reasonably equivalent in value" within the meaning of the Uniform Fraudulent Transfer Act set forth in Chapter 24 of the Texas Business and Commerce Code, and
          Section 548 of the United States Bankruptcy Code, as amended; and

     (h) Except as may be set out on any exhibit attached hereto, (i) there are no legal proceedings, material claims or demands pending or, to the knowledge of Guarantor, threatened against Guarantor or any of Guarantor's assets, (ii) Guarantor is not in material breach or material default of any legal requirement; and (iii) no event has occurred which, with a lapse of time or action by a third party, could result in Guarantor's material breach or material default under any legal requirement.

3. Covenants. Guarantor hereby covenants and agrees with KBK as follows:

     (a) Guarantor shall not, so long as its obligations under this Guaranty continue, transfer or pledge any material portion of its assets for less than full and adequate consideration; and

     (b) Guarantor shall promptly furnish to KBK at any time and from time to time such financial statements and other financial information of Guarantor as the KBK may require, in form and substance satisfactory to KBK (including, without limitation, annual financial statements within 45 days after the end of each calendar year); and

     (c) Guarantor shall promptly inform KBK of (i)_any litigation or governmental investigation against Guarantor or affecting any security for all or any part of the Guaranteed Indebtedness or this Guaranty which, if determined adversely, might have a material adverse effect upon the financial condition of Guarantor or upon such security or might cause a default under any of the Loan Documents, (ii)_any claim or controversy which might become the subject of such litigation or governmental investigation, and (iii)_any material adverse change in the financial condition of Guarantor; and

     (d) Guarantor hereby subordinates all indebtedness now or hereafter owing by Borrower to Guarantor to the Guaranteed Indebtedness.

4.   Consent and Waiver.

     (a) Guarantor waives (i) promptness, diligence and notice of acceptance of this Guaranty and notice of the incurring of any obligation, indebtedness or liability to which this Guaranty applies or may apply and waives presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration, notice of dishonor, diligence in enforcement and indulgences of every kind, and (ii) the taking of any other action by KBK, including without limitation giving any notice of default or any other notice to, or making any demand on, Borrower, any other guarantor of all or any part of the Guaranteed Indebtedness or any other party.

     (b) Guarantor waives any rights Guarantor has under, or any requirements imposed by, Chapter 34 of the Texas Business and Commerce Code, as in effect on the date of this Guaranty or as it may be amended from time to time and waives all other notices to which Guarantor may be entitled.

     (c) KBK may at any time, without the consent of or notice to Guarantor, without incurring responsibility to Guarantor and without impairing, releasing, reducing or affecting the obligations of Guarantor hereunder: (i) change the manner, place or terms of payment of all or any part of the Guaranteed Indebtedness, or renew, extend, modify, rearrange or alter all or any part of the Guaranteed Indebtedness; (ii) change the interest rate accruing on any of the Guaranteed Indebtedness (including, without limitation, any periodic change in such interest rate that occurs because such Guaranteed Indebtedness accrues interest at a variable rate which may fluctuate from time to time); (iii) sell, exchange, release, surrender, subordinate, realize upon or otherwise deal with in any manner and in any order any collateral for all or any part of the Guaranteed Indebtedness or this Guaranty or setoff against all or any part of the Guaranteed Indebtedness; (iv) neglect, delay, omit, fail or refuse to take or prosecute any action for the collection of all or any part of the Guaranteed Indebtedness or this Guaranty or to take or prosecute any action in connection with any of the Loan Documents; (v) exercise or refrain from exercising any rights against Borrower or others, or otherwise act or refrain from acting; (vi) settle or compromise all or any part of the Guaranteed Indebtedness and subordinate the payment of all or any part of the Guaranteed Indebtedness to the payment of any obligations, indebtedness or liabilities which may be due or become due to KBK or others; (vii) apply any payment, collections through process of law or otherwise or other collateral of Borrower to the satisfaction and liquidation of the indebtedness or obligations of Borrower to KBK not guaranteed under this Guaranty; and (viii) apply any sums paid to KBK by Guarantor, Borrower or others to the Guaranteed Indebtedness in such order and manner as KBK, in its sole discretion, may determine.

     (d) Should KBK seek to enforce the obligations of Guarantor hereunder by action in any court or otherwise, Guarantor waives any requirement, substantive or procedural, that (i) KBK first enforce any rights or remedies against Borrower or any other person or entity liable to KBK for all or any part of the Guaranteed Indebtedness, including without limitation that a judgment first be rendered against Borrower or any other person or entity, or that Borrower or any other person or entity should be joined in such cause, or (ii) KBK first enforce rights against any collateral which shall ever have been given to secure all or any part of the Guaranteed Indebtedness or this Guaranty. Such waiver shall be without prejudice to KBK's right, at its option, to proceed against Borrower or any other person or entity, whether by separate action or by joinder.

     (e) In addition to any other waivers, agreements and covenants of Guarantor set forth herein, Guarantor hereby further waives and releases all claims, causes of action, defenses and offsets for any act or omission of KBK, its directors, officers, employees, representatives or agents in connection with KBK's administration of the Guaranteed Indebtedness, except for KBK's willful misconduct and gross negligence.

5.   Obligations Not Impaired.

     (a) Guarantor agrees that its obligations hereunder shall not be released, diminished, impaired, reduced or affected by the occurrence of any one or more of the following events: (i) the death, disability or lack of corporate power of Borrower, Guarantor (except as provided in paragraph 8 herein) or any other guarantor of all or any part of the Guaranteed Indebtedness, (ii) any receivership, insolvency, bankruptcy or other proceedings affecting Borrower, Guarantor or any other guarantor of all or any part of the Guaranteed Indebtedness, or any of their respective property; (iii) the partial or total release or discharge of Borrower or any other guarantor of all or any part of the Guaranteed Indebtedness, or any other person or entity from the performance of any obligation contained in any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Indebtedness, whether occurring by reason of law or otherwise; (iv) the taking or accepting of any collateral for all or any part of the Guaranteed Indebtedness or this Guaranty; (v) the taking or accepting of any other guaranty for all or any part of the Guaranteed Indebtedness; (vi) any failure by KBK to acquire, perfect or continue any lien or security interest on collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty; (vii) the impairment of any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty; (viii) any failure by KBK to sell any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty in a commercially reasonable manner or as otherwise required by law; (ix) any invalidity or unenforceability of or defect or deficiency in any of the Loan Documents; or (x) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower or any other guarantor of all or any part of the Guaranteed Indebtedness.

     (b) This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of all or any part of the Guaranteed Indebtedness is rescinded or must otherwise be returned by KBK upon the insolvency, bankruptcy or reorganization of Borrower, Guarantor, any other guarantor of all or any part of the Guaranteed Indebtedness, or otherwise, all as though such payment had not been made.

     (c) Guarantor agrees that its obligations hereunder shall not be released, diminished, impaired, reduced or affected by the existence of any other guaranty or the payment by any other guarantor of all or any part of the Guaranteed Indebtedness.

     (d) Guarantor's obligations hereunder shall not be released, diminished, impaired, reduced or affected by, nor shall any provision contained herein be deemed to be a limitation upon, the amount of credit which KBK may extend to Borrower, the number of transactions between KBK and Borrower, payments by Borrower to KBK or KBK's allocation of payments by Borrower.

     (e) In the event Borrower is a corporation or partnership, none of the following shall affect Guarantor's liability hereunder: (i) the unenforceability of all or any part of the Guaranteed Indebtedness against Borrower by reason of the fact that the Guaranteed Indebtedness exceeds the amount permitted by law; (ii) the act of creating all or any part of the Guaranteed Indebtedness is ultra vires; or (iii) the officers or partners creating all or any part of the Guaranteed Indebtedness acted in excess of their authority. Guarantor hereby acknowledges that withdrawal from, or termination of, any ownership interest in Borrower now or hereafter owned or held by Guarantor shall not alter, affect or in any way limit the obligations of Guarantor hereunder.

6. Actions against Guarantor. In the event of a default in the payment or performance of all or any part of the Guaranteed Indebtedness when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration or otherwise, Guarantor shall pay the amount due thereon to KBK, in lawful money of the United States, at KBK's address set forth above within 5 days after demand thereof by KBK. One or more successive or concurrent actions may be brought against Guarantor, either in the same action in which Borrower is sued or in separate actions, as often as KBK deems advisable. The exercise by KBK of any right or remedy under this Guaranty or under any other agreement or instrument, at law, in equity or otherwise, shall not preclude concurrent or subsequent exercise of any other right or remedy. The books and records of KBK shall be admissible in evidence in any action or proceeding involving this Guaranty and shall be prima facie evidence of the payments made on, and the outstanding balance of, the Guaranteed Indebtedness.

7. Payment by Guarantor. Whenever Guarantor pays any sum which is or may become due under this Guaranty, written notice must be delivered to KBK contemporaneously with such payment. In the absence of such notice to KBK by Guarantor in compliance with the provisions hereof, any sums received by KBK on account of the Guaranteed Indebtedness shall be conclusively deemed paid by Borrower.

8. Death of Guarantor. In the event of the death of Guarantor, the obligations of the deceased Guarantor under this Guaranty shall continue as an obligation against Guarantor's estate as to (a) all of the Guaranteed Indebtedness that is outstanding on the date of Guarantor's death, and any renewals or extensions thereof, and (b) all loans, advances and other extensions of credit made to or for the account of Borrower on or after the date of Guarantor's death pursuant to an obligation of KBK under a commitment or agreement described in paragraph 1 above and made to or with Borrower prior to the date of Guarantor's death. The terms and conditions of this Guaranty, including without limitation the consents and waivers set forth in paragraph 4 hereof, shall remain in effect with respect to the Guaranteed Indebtedness described in the preceding sentence in the same manner as if Guarantor had not died.

9. Notice of Sale. In the event that Guarantor is entitled to receive any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty, reasonable notice shall be deemed given when such notice is deposited in the United States mail, postage prepaid, at the address for Guarantor set forth on the first page of this Guaranty, five (5) days prior to the date any public sale, or after which any private sale, of any such collateral is to be held; provided, however, that notice given in any other reasonable manner or at any other reasonable time shall be sufficient.

10. Waiver by KBK. No delay on the part of KBK in exercising any right hereunder or failure to exercise the same shall operate as a waiver of such right. In no event shall any waiver of the provisions of this Guaranty be effective unless the same be in writing and signed by an officer of KBK, and then only in the specific instance and for the purpose given.

11. Successors and Assigns. This Guaranty is for the benefit of KBK, its successors and assigns, and in the event of an assignment by KBK of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder shall be transferred with such indebtedness. This Guaranty is binding upon Guarantor and Guarantor's heirs, executors, administrators, personal representatives and successors, including without limitation any person or entity obligated by operation of law upon the reorganization, merger, consolidation or other change in the organizational structure of Guarantor.

12. Costs and Expenses. Guarantor shall pay on demand by KBK all costs and expenses, including without limitation all reasonable attorneys' fees, incurred by KBK in connection with the enforcement and/or collection of this Guaranty. This covenant shall survive the payment of the Guaranteed Indebtedness.

13. Severability. If any provision of this Guaranty is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Guaranty and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

14. No Obligation. Nothing contained herein shall be construed as an obligation on the part of KBK to extend or continue to extend credit to Borrower.

15. Amendment. No modification or amendment of any provision of this Guaranty, nor consent to any departure by Guarantor therefrom, shall be effective unless the same shall be in writing and signed by an officer of KBK, and then shall be effective only in the specific instance and for the purpose for which given.

16. Cumulative Rights. All rights and remedies of KBK hereunder are cumulative of each other and of every other right or remedy which KBK may otherwise have at law or in equity or under any instrument or agreement, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

17. Governing Law; Venue; Submission to Jurisdiction. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF. THIS GUARANTY IS PERFORMABLE IN TARRANT COUNTY, TEXAS. GUARANTOR AGREES THAT TARRANT COUNTY, TEXAS SHALL BE THE EXCLUSIVE VENUE FOR LITIGATION OF ANY DISPUTE OR CLAIM ARISING UNDER OR RELATING TO THIS GUARANTY, AND THAT SUCH COUNTY IS A CONVENEINT FORUM IN WHICH TO DECIDE ANY SUCH DISPUTE OR CLAIM. GUARANTOR CONSENTS TO THE PERSONAL JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN TARRANT COUNTY, TEXAS FOR THE LITIGATION OF ANY SUCH DISPUTE OR CLAIM. GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

18. Compliance with Applicable Usury Laws. Notwithstanding any other provision of this Guaranty or of any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Indebtedness, Guarantor and KBK by its acceptance hereof agree that Guarantor shall never be required or obligated to pay interest in excess of the maximum nonusurious interest rate as may be authorized by applicable law for the written contracts which constitute the Guaranteed Indebtedness. It is the intention of Guarantor and KBK to conform strictly to the applicable laws which limit interest rates, and any of the aforesaid contracts for interest, if and to the extent payable by Guarantor, shall be held to be subject to reduction to the maximum nonusurious interest rate allowed under said law.

19. Descriptive Headings. The headings in this Guaranty are for convenience only and shall not define or limit the provisions hereof.

20. Gender. Within this Guaranty, words of any gender shall be held and construed to include the other gender.

21. Notices. All notices hereunder shall be in writing and shall be personally delivered or sent by registered or certified mail, return receipt requested, to the address for KBK and Guarantor set forth on the first page of this Guaranty. KBK and Guarantor may, by proper written notice hereunder, change the address to which notices may be sent thereafter to such party.

22. Entire Agreement. This Guaranty contains the entire agreement between Guarantor and KBK regarding the subject matter hereof and supersedes all prior written and oral agreements and understandings, if any, regarding same; provided, however, this Guaranty is in addition to and does not replace, cancel, modify or affect any other guaranty of Guarantor now or hereafter held by KBK that relates to Borrower or any other person or entity.

23. WAIVER OF JURY TRIAL. GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY RIGHT GUARANTOR MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY TRANSACTION CONTEMPLATED HEREBY OR ASSOCIATED HEREWITH.




24. NOTICE OF NO ORAL AGREEMENTS. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREIN AND MAY NOT CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

EXECUTED AND EFFECTIVE as of the date first set forth above.

       GUARANTOR:



       GORDON M. REISINGER

                       SPECIFIC GUARANTY


THIS SPECIFIC GUARANTY (this "Guaranty") dated the 20th day of April, 1998, is executed by the undersigned, RED OAK HEREFORD FARMS, INC., a Nevada corporation, whose address for notice hereunder is 2010 Commerce Drive, Red Oak, Iowa 51566 ("Guarantor") in favor of KBK FINANCIAL, INC., a Delaware corporation, authorized to do business in Texas, whose address for notice hereunder is 2200 City Center II, 301 Commerce Street, Fort Worth, Texas 76102 ("KBK").

1. Obligations. As an inducement to KBK to extend or continue to extend credit and other financial accommodations to RED OAK FARMS, INC., an Iowa corporation ("Borrower"), Guarantor, for value received, does hereby unconditionally and absolutely guarantee the prompt and full payment and performance of the Guaranteed Indebtedness when due or declared to be due and at all times thereafter. The term "Guaranteed Indebtedness" shall mean (i) all amounts owing by Borrower under that certain promissory note of even date herewith payable by Borrower to the order of KBK in the stated principal amount of $1,500,000 (the "Note"), (ii) all obligations of Borrower to KBK under any documents evidencing, securing, governing and/or pertaining to the Note (collectively, the "Financing Documents"), (iii) all costs and expenses incurred by KBK in connection with the collection of all or any part of the indebtedness and obligations owing by Borrower under the Note and/or any of the other Financing Documents, or the protection of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, and (iv) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations owing by Borrower under the Note and/or the other Financing Documents. This is an absolute, continuing and unconditional guarantee of payment and not of collection and if at any time or from time to time there is no outstanding Guaranteed Indebtedness, the obligations of Guarantor with respect to any and all Guaranteed Indebtedness incurred thereafter shall not be affected. This Guaranty and the Guarantor's obligations hereunder are irrevocable and, in the event of Guarantor's death, shall be binding upon Guarantor's estate pursuant to paragraph 8 herein. All of the Guaranteed Indebtedness shall be conclusively presumed to have been made or acquired in acceptance hereof. Guarantor shall be liable, jointly and severally, with Borrower and any other guarantor of all or any part of the Guaranteed Indebtedness.

2. Representations and Warranties. Guarantor hereby represents and warrants the following to KBK:

     (a) This Guaranty may reasonably be expected to benefit, directly or indirectly, Guarantor, and (i) if Guarantor is a corporation, the Board of Directors of Guarantor has determined that this Guaranty may reasonably be expected to benefit, directly or indirectly, Guarantor, or (ii) if Guarantor is a partnership, the requisite number of its partners have determined that this Guaranty may reasonably be expected to benefit, directly or indirectly, Guarantor; and

     (b) Guarantor has adequate means to obtain from Borrower on a continuing basis information concerning the financial condition of Borrower and Guarantor is not relying on KBK to provide such information to Guarantor either now or in the future; and

     (c) Guarantor has the power and authority to execute, deliver and perform this Guaranty and any other agreements executed by Guarantor contemporaneously herewith, and the execution, delivery and performance of this Guaranty and any other agreements executed by Guarantor contemporaneously herewith do not and will not violate (i) any agreement or instrument to which Guarantor is a party, (ii) any law, rule, regulation or order of any governmental authority to which Guarantor is subject, or (iii) its articles or certificate of incorporation or bylaws, if Guarantor is a corporation, or its partnership agreement, if Guarantor is a partnership; and

     (d) Neither KBK nor any other party has made any representation, warranty or statement to Guarantor in order to induce Guarantor to execute this Guaranty;
          and

     (e) The financial statements and other financial information regarding Guarantor heretofore and hereafter delivered to KBK are and shall be true and correct in all material respects and fairly present the financial position of Guarantor as of the dates thereof, and no material adverse change has occurred in the financial condition of Guarantor reflected in the financial statements and other financial information regarding Guarantor heretofore delivered to KBK since the date of the last statement thereof; and

     (f) As of the date hereof, and after giving effect to this Guaranty and the obligations evidenced hereby, (i) Guarantor is and will be solvent, (ii) the fair saleable value of Guarantor's assets exceeds and will continue to exceed its liabilities (both fixed and contingent), (iii) Guarantor is and will continue to be able to pay its debts as they mature, and (iv) if Guarantor is not an individual, Guarantor has and will continue to have sufficient capital to carry on its business and all businesses in which it is about to engage; and

     (g) Guarantor acknowledges that, in consideration for its execution, delivery and performance of this Guaranty, Guarantor has received "reasonably equivalent in value" within the meaning of the Uniform Fraudulent Transfer Act set forth in Chapter 24 of the Texas Business and Commerce Code, and Section 548 of the United States Bankruptcy Code, as amended; and

     (h) Except as may be set out on any exhibit attached hereto, (i) there are no legal proceedings, material claims or demands pending or, to the knowledge of Guarantor, threatened against Guarantor or any of Guarantor's assets, (ii) Guarantor is not in material breach or material default of any legal requirement; and (iii) no event has occurred which, with a lapse of time or action by a third party, could result in Guarantor's material breach or material default under any legal requirement.

3. Covenants. Guarantor hereby covenants and agrees with KBK as follows:

     (a) Guarantor shall not, so long as its obligations under this Guaranty continue, transfer or pledge any material portion of its assets for less than full and adequate consideration; and

     (b) Guarantor shall promptly furnish to KBK at any time and from time to time such financial statements and other financial information of Guarantor as the KBK may require, in form and substance satisfactory to KBK (including, without limitation, annual financial statements within 45 days after the end of each calendar year); and

     (c) Guarantor shall promptly inform KBK of (i) any litigation or governmental investigation against Guarantor or affecting any security for all or any part of the Guaranteed Indebtedness or this Guaranty which, if determined adversely, might have a material adverse effect upon the financial condition of Guarantor or upon such security or might cause a default under any of the Loan Documents, (ii) any claim or controversy which might become the subject of such litigation or governmental investigation, and
          (iii) any material adverse change in the financial condition of Guarantor; and

     (d) Guarantor hereby subordinates all indebtedness now or hereafter owing by Borrower to Guarantor to the Guaranteed Indebtedness.

4.   Consent and Waiver.

     (a) Guarantor waives (i) promptness, diligence and notice of acceptance of this Guaranty and notice of the incurring of any obligation, indebtedness or liability to which this Guaranty applies or may apply and waives presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration, notice of dishonor, diligence in enforcement and indulgences of every kind, and (ii) the taking of any other action by KBK, including without limitation giving any notice of default or any other notice to, or making any demand on, Borrower, any other guarantor of all or any part of the Guaranteed Indebtedness or any other party.

     (b) Guarantor waives any rights Guarantor has under, or any requirements imposed by, Chapter 34 of the Texas Business and Commerce Code, as in effect on the date of this Guaranty or as it may be amended from time to time and waives all other notices to which Guarantor may be entitled.

     (c) KBK may at any time, without the consent of or notice to Guarantor, without incurring responsibility to Guarantor and without impairing, releasing, reducing or affecting the obligations of Guarantor hereunder:
          (i) change the manner, place or terms of payment of all or any part of the Guaranteed Indebtedness, or renew, extend, modify, rearrange or alter all or any part of the Guaranteed Indebtedness; (ii) change the interest rate accruing on any of the Guaranteed Indebtedness (including, without limitation, any periodic change in such interest rate that occurs because such Guaranteed Indebtedness accrues interest at a variable rate which may fluctuate from time to time); (iii) sell, exchange, release, surrender, subordinate, realize upon or otherwise deal with in any manner and in any order any collateral for all or any part of the Guaranteed Indebtedness or this Guaranty or setoff against all or any part of the Guaranteed Indebtedness; (iv) neglect, delay, omit, fail or refuse to take or prosecute any action for the collection of all or any part of the Guaranteed Indebtedness or this Guaranty or to take or prosecute any action in connection with any of the Loan Documents; (v) exercise or refrain from exercising any rights against Borrower or others, or otherwise act or refrain from acting; (vi) settle or compromise all or any part of the Guaranteed Indebtedness and subordinate the payment of all or any part of the Guaranteed Indebtedness to the payment of any obligations, indebtedness or liabilities which may be due or become due to KBK or others; (vii) apply any payment, collections through process of law or otherwise or other collateral of Borrower to the satisfaction and liquidation of the indebtedness or obligations of Borrower to KBK not guaranteed under this Guaranty; and (viii) apply any sums paid to KBK by Guarantor, Borrower or others to the Guaranteed Indebtedness in such order and manner as KBK, in its sole discretion, may determine.

     (d) Should KBK seek to enforce the obligations of Guarantor hereunder by action in any court or otherwise, Guarantor waives any requirement, substantive or procedural, that (i) KBK first enforce any rights or remedies against Borrower or any other person or entity liable to KBK for all or any part of the Guaranteed Indebtedness, including without limitation that a judgment first be rendered against Borrower or any other person or entity, or that Borrower or any other person or entity should be joined in such cause, or (ii) KBK first enforce rights against any collateral which shall ever have been given to secure all or any part of the Guaranteed Indebtedness or this Guaranty. Such waiver shall be without prejudice to KBK's right, at its option, to proceed against Borrower or any other person or entity, whether by separate action or by joinder.

     (e) In addition to any other waivers, agreements and covenants of Guarantor set forth herein, Guarantor hereby further waives and releases all claims, causes of action, defenses and offsets for any act or omission of KBK, its directors, officers, employees, representatives or agents in connection with KBK's administration of the Guaranteed Indebtedness, except for KBK's willful misconduct and gross negligence.

5.   Obligations Not Impaired.

     (a) Guarantor agrees that its obligations hereunder shall not be released, diminished, impaired, reduced or affected by the occurrence of any one or more of the following events: (i) the death, disability or lack of corporate power of Borrower, Guarantor (except as provided in paragraph 8 herein) or any other guarantor of all or any part of the Guaranteed Indebtedness,
          (ii) any receivership, insolvency, bankruptcy or other proceedings affecting Borrower, Guarantor or any other guarantor of all or any part of the Guaranteed Indebtedness, or any of their respective property;
          (iii) the partial or total release or discharge of Borrower or any other guarantor of all or any part of the Guaranteed Indebtedness, or any other person or entity from the performance of any obligation contained in any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Indebtedness, whether occurring by reason of law or otherwise; (iv) the taking or accepting of any collateral for all or any part of the Guaranteed Indebtedness or this Guaranty; (v) the taking or accepting of any other guaranty for all or any part of the Guaranteed Indebtedness; (vi) any failure by KBK to acquire, perfect or continue any lien or security interest on collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty; (vii) the impairment of any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty;
          (viii) any failure by KBK to sell any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty in a commercially reasonable manner or as otherwise required by law;
          (ix) any invalidity or unenforceability of or defect or deficiency in any of the Loan Documents; or (x) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower or any other guarantor of all or any part of the Guaranteed Indebtedness.

     (b) This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of all or any part of the Guaranteed Indebtedness is rescinded or must otherwise be returned by KBK upon the insolvency, bankruptcy or reorganization of Borrower, Guarantor, any other guarantor of all or any part of the Guaranteed Indebtedness, or otherwise, all as though such payment had not been made.

     (c) Guarantor agrees that its obligations hereunder shall not be released, diminished, impaired, reduced or affected by the existence of any other guaranty or the payment by any other guarantor of all or any part of the Guaranteed Indebtedness.

     (d) Guarantor's obligations hereunder shall not be released, diminished, impaired, reduced or affected by, nor shall any provision contained herein be deemed to be a limitation upon, the amount of credit which KBK may extend to Borrower, the number of transactions between KBK and Borrower, payments by Borrower to KBK or KBK's allocation of payments by Borrower.

     (e) In the event Borrower is a corporation or partnership, none of the following shall affect Guarantor's liability hereunder: (i) the unenforceability of all or any part of the Guaranteed Indebtedness against Borrower by reason of the fact that the Guaranteed Indebtedness exceeds the amount permitted by law; (ii) the act of creating all or any part of the Guaranteed Indebtedness is ultra vires; or (iii) the officers or partners creating all or any part of the Guaranteed Indebtedness acted in excess of their authority. Guarantor hereby acknowledges that withdrawal from, or termination of, any ownership interest in Borrower now or hereafter owned or held by Guarantor shall not alter, affect or in any way limit the obligations of Guarantor hereunder.

6. Actions against Guarantor. In the event of a default in the payment or performance of all or any part of the Guaranteed Indebtedness when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration or otherwise, Guarantor shall pay the amount due thereon to KBK, in lawful money of the United States, at KBK's address set forth above within 5 days after demand thereof by KBK. One or more successive or concurrent actions may be brought against Guarantor, either in the same action in which Borrower is sued or in separate actions, as often as KBK deems advisable. The exercise by KBK of any right or remedy under this Guaranty or under any other agreement or instrument, at law, in equity or otherwise, shall not preclude concurrent or subsequent exercise of any other right or remedy. The books and records of KBK shall be admissible in evidence in any action or proceeding involving this Guaranty and shall be prima facie evidence of the payments made on, and the outstanding balance of, the Guaranteed Indebtedness.

7. Payment by Guarantor. Whenever Guarantor pays any sum which is or may become due under this Guaranty, written notice must be delivered to KBK contemporaneously with such payment. In the absence of such notice to KBK by Guarantor in compliance with the provisions hereof, any sums received by KBK on account of the Guaranteed Indebtedness shall be conclusively deemed paid by Borrower.

8. Death of Guarantor. In the event of the death of Guarantor, the obligations of the deceased Guarantor under this Guaranty shall continue as an obligation against Guarantor's estate as to (a) all of the Guaranteed Indebtedness that is outstanding on the date of Guarantor's death, and any renewals or extensions thereof, and (b) all loans, advances and other extensions of credit made to or for the account of Borrower on or after the date of Guarantor's death pursuant to an obligation of KBK under a commitment or agreement described in paragraph 1 above and made to or with Borrower prior to the date of Guarantor's death. The terms and conditions of this Guaranty, including without limitation the consents and waivers set forth in paragraph 4 hereof, shall remain in effect with respect to the Guaranteed Indebtedness described in the preceding sentence in the same manner as if Guarantor had not died.

9. Notice of Sale. In the event that Guarantor is entitled to receive any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty, reasonable notice shall be deemed given when such notice is deposited in the United States mail, postage prepaid, at the address for Guarantor set forth on the first page of this Guaranty, five (5) days prior to the date any public sale, or after which any private sale, of any such collateral is to be held; provided, however, that notice given in any other reasonable manner or at any other reasonable time shall be sufficient.

10. Waiver by KBK. No delay on the part of KBK in exercising any right hereunder or failure to exercise the same shall operate as a waiver of such right. In no event shall any waiver of the provisions of this Guaranty be effective unless the same be in writing and signed by an officer of KBK, and then only in the specific instance and for the purpose given.

11. Successors and Assigns. This Guaranty is for the benefit of KBK, its successors and assigns, and in the event of an assignment by KBK of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder shall be transferred with such indebtedness. This Guaranty is binding upon Guarantor and Guarantor's heirs, executors, administrators, personal representatives and successors, including without limitation any person or entity obligated by operation of law upon the reorganization, merger, consolidation or other change in the organizational structure of Guarantor.

12. Costs and Expenses. Guarantor shall pay on demand by KBK all costs and expenses, including without limitation all reasonable attorneys' fees, incurred by KBK in connection with the enforcement and/or collection of this Guaranty. This covenant shall survive the payment of the Guaranteed Indebtedness.

13. Severability. If any provision of this Guaranty is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Guaranty and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

14. No Obligation. Nothing contained herein shall be construed as an obligation on the part of KBK to extend or continue to extend credit to Borrower.

15. Amendment. No modification or amendment of any provision of this Guaranty, nor consent to any departure by Guarantor therefrom, shall be effective unless the same shall be in writing and signed by an officer of KBK, and then shall be effective only in the specific instance and for the purpose for which given.

16. Cumulative Rights. All rights and remedies of KBK hereunder are cumulative of each other and of every other right or remedy which KBK may otherwise have at law or in equity or under any instrument or agreement, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

17. Governing Law; Venue; Submission to Jurisdiction. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF. THIS GUARANTY IS PERFORMABLE IN TARRANT COUNTY, TEXAS.
     GUARANTOR AGREES THAT TARRANT COUNTY, TEXAS SHALL BE THE EXCLUSIVE VENUE FOR LITIGATION OF ANY DISPUTE OR CLAIM ARISING UNDER OR RELATING TO THIS GUARANTY, AND THAT SUCH COUNTY IS A CONVENEINT FORUM IN WHICH TO DECIDE ANY SUCH DISPUTE OR CLAIM. GUARANTOR CONSENTS TO THE PERSONAL JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN TARRANT COUNTY, TEXAS FOR THE LITIGATION OF ANY SUCH DISPUTE OR CLAIM. GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

18. Compliance with Applicable Usury Laws. Notwithstanding any other provision of this Guaranty or of any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Indebtedness, Guarantor and KBK by its acceptance hereof agree that Guarantor shall never be required or obligated to pay interest in excess of the maximum nonusurious interest rate as may be authorized by applicable law for the written contracts which constitute the Guaranteed Indebtedness. It is the intention of Guarantor and KBK to conform strictly to the applicable laws which limit interest rates, and any of the aforesaid contracts for interest, if and to the extent payable by Guarantor, shall be held to be subject to reduction to the maximum nonusurious interest rate allowed under said law.

19. Descriptive Headings. The headings in this Guaranty are for convenience only and shall not define or limit the provisions hereof.

20. Gender. Within this Guaranty, words of any gender shall be held and construed to include the other gender.

21. Notices. All notices hereunder shall be in writing and shall be personally delivered or sent by registered or certified mail, return receipt requested, to the address for KBK and Guarantor set forth on the first page of this Guaranty. KBK and Guarantor may, by proper written notice hereunder, change the address to which notices may be sent thereafter to such party.

22. Entire Agreement. This Guaranty contains the entire agreement between Guarantor and KBK regarding the subject matter hereof and supersedes all prior written and oral agreements and understandings, if any, regarding same; provided, however, this Guaranty is in addition to and does not replace, cancel, modify or affect any other guaranty of Guarantor now or hereafter held by KBK that relates to Borrower or any other person or entity.

23. WAIVER OF JURY TRIAL. GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY RIGHT GUARANTOR MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY TRANSACTION CONTEMPLATED HEREBY OR ASSOCIATED HEREWITH.




24. NOTICE OF NO ORAL AGREEMENTS. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREIN AND MAY NOT CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

EXECUTED AND EFFECTIVE as of the date first set forth above.

       GUARANTOR:

       RED OAK HEREFORD FARMS, INC.,
       a Nevada corporation

       By:

       Print Name:
       Title:

    RELEASE OF SECURITY INTEREST AND SUBORDINATION AGREEMENT
                        (Debt and Liens)

     This Release of Security Interest and Subordination Agreement is made and entered into as of the 21st day of April, 1998, by and between KBK FINANCIAL, INC. ("KBK") and Department of Economic Development of the State of Iowa ("Creditor") and is to witness the following:


A. KBK and Red Oak Farms, Inc., an Iowa corporation ("Client"), have entered into that certain Account Transfer and Purchase Agreement, dated to be effective as of April 20, 1998, ("Purchase Agreement"), pursuant to which Purchase Agreement the parties have provided for the terms and conditions under which KBK may, from time to time, purchase from Client certain accounts receivable of Client and related rights (hereinafter collectively referred to as the "Purchased Accounts"), and Client has made certain covenants, representatives, and warranties to KBK with respect to each Purchased Account. KBK has or will provide certain financing to Client as evidenced by that certain Revolving Credit Promissory Note dated April 20, 1998 payable by Client to the order of KBK in the stated principal amount of $1,500,000 (such promissory note, together with all renewals, amendments and modifications thereof, the "KBK Note").

B. To secure Client's obligations to KBK under the Purchase Agreement and the KBK Note, Client has granted to KBK a first priority security interest in and to all present and future accounts, general intangibles, equipment, inventory, livestock, documents, instruments, chattel paper, and contract rights, and any and all proceeds thereof, and such other and additional collateral as may be described in the Purchase Agreement and that certain Security Agreement of even date with the KBK Note, executed by Client for the benefit of KBK (all of the foregoing are hereinafter collectively referred to as the "Collateral").

C. Client has executed that certain promissory note dated July 1, 1996, payable by Mid Ag, L.C. to the order of Creditor in the stated principal amount of $500,000.00, a copy of which is attached hereto as Schedule A (the "Subordinated Note"). Client assumed all obligations of Mid Ag., L.C. under the Subordinated Note

D. To secure the indebtedness and obligations owing by Client to Creditor under the Subordinated Note, Client has granted or will grant a security interest in all of Client's Accounts and inventory.

E. KBK and Creditor intend, by this Agreement, to establish, between themselves, and their respective successors and assigns, the rights and interests of the parties with respect to the Collateral and for the subordination by Creditor of all indebtedness and other obligations of Client now and hereafter owing to Creditor (including, without limitation, all indebtedness owing under the Subordinated Note, and any and all renewals, modifications, and extensions thereof) to the obligations of Client to KBK, however contingent.

     NOW, THEREFORE, for and in consideration of the foregoing, the mutual benefits to be received by the parties hereto, and the covenants and agreements contained herein, KBK and Creditor agree to the following:

     1. Release of Creditor's Security Interests. In consideration of the increased liquidity provided to Client by the KBK purchase of Purchased Accounts, which Creditor acknowledges is for a full, fair and valuable consideration to Client, and which liquidity may be instrumental in a reduction of the indebtedness or obligations by Client to Creditor, Creditor hereby releases and discharges any security interest in all Purchased Accounts and hereby waives any and all claims or interest it has or might have in and with respect to the Purchased Accounts, regardless of (a) when its interest became perfected, (b) when the Purchased Accounts were purchased, (c) the value of the Purchased Accounts, (d) the consideration given or promised therefore, or (e) the amount Creditor is owed by Client.

     Creditor waives, releases and discharges any interest it has or might have in any Purchased Accounts as representative of the proceeds of any of Client's inventory or any payments received by KBK on the Purchased Accounts as well as all goods returned under
the Purchased Accounts.   Creditor further acknowledges and
understands that it has no interest of any kind or character, security or otherwise, in the Purchased Accounts or the proceeds therefrom. Creditor further waives any right it might have, by law or otherwise, to receive notice, or any obligation on the part of KBK to give notice, of any kind, at any time, of the purchase by KBK of any or all of the Accounts. Upon such purchase, any interest, security or otherwise, that Creditor has in such Purchased Accounts, is automatically waived and released in and to such Purchased Accounts without further action of any kind on the part of KBK or Client.

     2. Subordination of Creditor's Security Interests. Without limiting or altering the validity and effectiveness of the provisions in Section 1 herein pertaining to the release and waiver of security interests in Purchased Accounts, Creditor hereby subordinates its security interest in the Collateral to the security interest of KBK in the Collateral and Creditor agrees that its security interest, whenever granted and/or perfected in the Collateral, will be inferior, junior and secondary to the security interests held by KBK in the Collateral. Creditor agrees that if Creditor from time to time comes into possession of any payment on Accounts owing by any account debtors, all of such payments shall be held in trust for the benefit of KBK and shall be paid immediately to KBK.

     3.   Subordination of Obligations.

          3.1 The term "Obligations" is used and shall be construed in this Agreement in its broadest and most comprehensive sense and shall mean all present and future indebtedness of Client which may be, from time to time, directly or indirectly, incurred by Client, and any and all extensions, renewals, renewals, and modifications thereof, including, but not limited to, any invoices, contracts, agreements, or other instruments evidencing the same, and all promissory notes, guarantees, debts, demands, monies, indebtedness, liabilities and obligations owed, or to become owing, including interest, principal, costs, and other charges, and all claims, rights, causes of actions, judgments, decrees, remedies, liens, security interests, or other obligations, and all security therefor, of any kind whatsoever and howsoever arising, whether voluntary, involuntary, absolute, contingent, or by operation of law, specifically excluding herefrom all obligations due to Creditor by Client for goods purchased by Client from Creditor in the ordinary course of and used in the business of Client.

          3.2 Any and all Obligations now owing and hereafter owed by Client to Creditor, including without limitation, all indebtedness evidenced by the Subordinated Note (the "Creditor Obligations") are hereby unconditionally and irrevocably subordinated and made subject to any and all Obligations now owing and hereafter owed by Client to KBK under the KBK Note (hereinafter collectively the "KBK Obligations"), for so long as any of the KBK Obligations shall remain unpaid and not fully and finally discharged and satisfied.

          3.3 Until termination of this Agreement, Creditor agrees: (a) not to collect, or to receive payment upon, by setoff or in any other manner, all or any portion of the Creditor Obligation (other than as provided in Section 3.8); (b) not to sell, assign, transfer, pledge, or grant a security interest in the Creditor Obligations (except subject expressly to this Agreement);
(c) not to accelerate the maturity of the Creditor Obligations; (d) not to commence, prosecute or participate in any administrative, legal, or equitable action that might adversely affect Client or KBK's interests; (e) not to join in any petition for bankruptcy or assignment for the benefit of creditors agreement affecting Client or any of its assets, or seek to appoint a receiver for all or any portion of Client's assets; (f) not to take any lien or security on Client's assets or property, real or personal, except as described herein; (g) not to take any action to foreclose, repossess, marshall, control or exercise any remedies with respect to any property included within the Collateral;, (h) not to contact, communicate with or notify any account debtor or obligor with respect to any Accounts, general intangibles, instruments or chattel paper; (i) not to incur any obligation to or receive any loans advances, or payments of any kind or gifts from Client; (j) not to take any other action, directly or indirectly, which would in any manner interfere with or impair the rights of KBK with respect to any Collateral for the KBK Obligations, without KBK's prior written consent; and (k) not to amend or modify the terms of the Subordinated Note without prompt written notice to KBK.

          3.4 Except as otherwise hereinafter expressly provided, all of the KBK Obligations now or hereafter existing shall be first paid, satisfied, discharged or satisfactory provisions made therefore by Client before any payment shall be made by Client on the Creditor Obligations. This priority of payment shall apply at all times until all of the KBK Obligations have been fully and finally repaid, satisfied, and discharged in full.

          3.5 In the event of any liquidation or dissolution of Client, whether partial or complete, voluntary or involuntary, by operation of law or otherwise, or in the event of any receivership, insolvency or bankruptcy proceedings by or against Client under any bankruptcy or insolvency laws (a) any and all payments or distributions of any kind or character, whether in cash, securities, or other property, which thereafter shall be payable or deliverable to Creditor upon or with respect to any portion of the Creditor Obligations, shall immediately be paid or delivered by Creditor directly to KBK for application in reduction of the KBK Obligations, whether or not then due or mature, in such manner as KBK shall determine in its sole discretion, and (b) KBK shall have the right to file a claim on behalf of Creditor respecting the Creditor Obligations in any such proceedings and to collect and receive all payments that may be declared or become payable on the claim of Creditor thereunder, or interest thereon (up until full payment and performance of the KBK Obligations at which time, upon request by Creditor, such claim shall be assigned or otherwise conveyed to Creditor without recourse), and KBK hereby is irrevocably appointed as attorney-in-fact for Creditor for such purpose in all such proceedings.

          3.6 Creditor further agrees that should Creditor take or receive any security interest in, or lien by way of attachment, execution or otherwise on any of the Collateral or should Creditor take or join in any other action or proceeding contrary to this Agreement, at any time prior to the termination of this Agreement, KBK shall be entitled to have the same vacated, dissolved and set aside by such proceedings at law, or otherwise, as KBK may deem proper. This Agreement shall be and constitutes full and sufficient grounds for such action and shall entitle KBK to become a party to any proceedings at law, or otherwise, initiated by KBK or by any other party, in or by which KBK may deem it proper to protect KBK's interests hereunder.

          3.7 If Creditor shall receive any payments, security interest, or other rights in any property of Client in violation of this Agreement, such payment or property shall be deemed to be received and held by Creditor in trust for KBK and shall forthwith be delivered and transferred to KBK for application in reduction of the KBK Obligations, whether or not then due or mature, in such manner as KBK shall determine in its sole discretion.

          3.8 Notwithstanding any provision to the contrary contained herein, Creditor shall be entitled to receive quarterly interest and principal payments from Client in an amount not to exceed $14,602.43 and a balloon payment of the remaining balance of the Subordinated Note on July 15, 2001; provided, however, Creditor's right to receive any such payments under the Subordinated Note shall be automatically and immediately revoked in the event (a) Client is in breach or default of any documents, instruments or agreements evidencing, guaranteeing, securing or pertaining to the KBK Obligation and written notice of such breach or default has been given to Creditor, or (b) the terms and provisions of this Agreement are breached. Any amounts received by Creditor after the time Creditor's right to receive payments under the Subordinated Note have been revoked shall be held in trust by Creditor for the benefit of KBK and shall be delivered immediately to KBK. It is understood and agreed that Creditor shall not be entitled receive any prepayments of all or any part of the Creditor Obligations.

     4.   Representations, Warranties and Covenants of Creditor.


          4.1 Creditor hereby represents and warrants to KBK that Creditor is the sole holder and beneficial owner of the Subordinated Note and all interests and rights created thereby with respect to said instruments relating thereto, and have not assigned, transferred, pledged, or granted a security interest in the Subordinated Note, or any right or interest therein or thereunder, and has not entered into any agreement, option, or other Agreement for the sale, assignment, pledge or grant of a security interest in any of the foregoing, including, without limitation, any grant of any option, right of first refusal, or other pre-emptive right to purchase or acquire any right or interest therein.

          4.2 Creditor agrees to deliver to KBK a duly executed UCC amendment with respect to any UCC financing statement between Creditor and Client in order to reference that Creditor's security interest in the subject collateral is subject to the terms of this Agreement.

     5. Reliance by KBK. This Agreement is an irrevocable and continuing agreement of subordination and KBK may continue to rely upon same in providing financing and other financial accommodations to or for the benefit of Client. In connection therewith, KBK may without notice to or consent from Creditor and without impairing the rights and obligations of the parties under this Agreement (a) release any person or entity now or hereafter liable upon any of the KBK Obligations, (b) renew, extend or modify the terms of any document or instrument evidencing, governing, securing or guaranteeing any of the KBK Obligations, and/or (c) provide additional financing to Client after the date hereof.

     6. No Commitment. It is understood and agreed that this Agreement shall in no way be construed as a commitment or agreement by KBK to continue financing arrangements with Client and that KBK may terminate such arrangements at any time, in accordance with KBK's agreements with Client.

     7. Financial Condition of Client. Creditor has adequate means to obtain from Client on a continuing basis information concerning the financial condition of Client and Creditor is not relying on KBK to provide such information now or in the future. Creditor acknowledges and agrees that KBK is not obligated to keep Creditor informed of Client's financial condition.

     8. Affect on Client's Actions. The Client shall not be entitled for any purpose or under any circumstances to rely upon the failure of KBK or Creditor to comply with the terms hereof. Nothing herein contained shall be deemed to authorize Client to take any action not permitted under any agreement between Client and KBK or Creditor. Client shall not be deemed to be a third party beneficiary to this Agreement or to have any rights hereunder whatsoever.

     9. No Challenge to Validity. Both KBK and Creditor covenant and agree not to take any action to seek to avoid or set aside the perfected security interest in the Purchased Accounts or the Collateral or to seek to rescind, modify, or circumvent the provisions of this Agreement.

     10. Termination. This Agreement shall terminate when both of the following events have occurred and exist simultaneously: (a) full and final payment in cash of all amounts owing to KBK by Client, and (b) termination or expiration of the Purchase Agreement and of all obligations and commitments of KBK to provide financing to Client.

     11. Amendment. This Agreement may not be amended except by written agreement executed by both KBK and Creditor.

     12. Captions. Captions as used in this Agreement are for convenience only, and shall not affect the construction of this Agreement.

     13. Governing Law; Jury Waiver. This Agreement shall be governed by and construed in accordance with the laws of the State of Iowa. the parties hereto waive the right to a trail by jury in any action or proceeding of any kind arising out of or relating to this agreement.

     14. Successors and Assigns. Unless otherwise herein provided, this Agreement shall be binding upon and inure to the benefit of all successors and assigns, including, without limitation, such transferee of any of the obligations of Client to KBK or to Creditor under any agreement or by law. Any transferee of the obligations or indebtedness owed by Client to Creditor or any part thereof, shall take such obligations or indebtedness or any part thereof subject to the provisions of this Agreement.

     15. Entire Agreement. This Agreement constitutes the complete and integrated agreement of both KBK and Creditor with respect to the subject matter hereof, supersedes all prior or contemporaneous oral agreements, discussions or negotiations, and may not be orally modified or supplemented by parol or extrinsic evidence.

     16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which constitute but one agreement. Delivery of an executed counterpart of this Agreement by telefacsimilie shall be equally effective as delivery of a manually executed counterpart of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the date first above written.

                                 DEPARTMENT OF ECONOMIC DEVELOPMENT,
                                 STATE OF IOWA

                                 By:

                                 Printed  Name:

                                 Title:


                                 KBK FINANCIAL, INC.

                                 By:
                                 Printed  Name:

                                 Title:



ACKNOWLEDGMENT BY CLIENT

     The undersigned, being the Client named in the foregoing Agreement, hereby (i) accepts and consents to such Agreement, (ii) agrees to be bound by all of the provisions thereof, (iii) agrees to recognize all priorities and other rights granted thereby, (iv) agrees to pay Creditor in accordance therewith, and (v) acknowledges and agrees that such Agreement may be altered, modified or amended by KBK and Creditor without notice to or consent of Client.

RED OAK FARMS, INC.


By:

Name:
Title:
Date:  April _____, 1998

                      RED OAK FARMS, INC.

               INVENTORY MAINTENANCE CERTIFICATE


Report #_____________                        Financial Statement
                                              Date:_____________



1.  INVENTORY
      a.   Raw Materials                              __________
      b.   Work in Progress                           __________
      c.   Finished Goods                             __________



2.  TOTAL GROSS INVENTORY per this report(Sum of all lines in Section 1 above)



3.  INELIGIBLE INVENTORY
   a.  Raw Material                                   __________
   b.  Work in Progress                               __________
   c.  Damaged, defective and obsolete inventory      __________
   d.  Returned or rejected inventory                 __________
   e.  Consigned Inventory                            __________
   f.  Inventory in Transit                           __________
   g.  Inventory not Financed by KBK                  __________
   h.  Other (non-package; non-USDA
        stamped)                                       _________
   i.  Other                                           _________



4. TOTAL INELIGIBLE INVENTORY Per this Report(Sum of all linesin Section 3 above)



5.  NET ELIGIBLE INVENTORY                 (Line 2 minus Line 4)



6.  INVENTORY ADVANCE RATE                                          50%


7.  GROSS INVENTORY AVAILABILITY   (Line 5 multiplied by line 6)



8.  Maximum Availability:
      Lesser of:        a: Line of Credit amount, or 1,500,000.00
                        b: Line 7                     ___________



ADVANCES
9.    Outstanding Balance per last Report(Line 13 from prior report)
10.   LESS: Payments applies since last Report
11.   Balance Prior to New Activity
12.   ADD: Advance Request Per this Report
13.   NEW OUTSTANDING BALANCE             (Not to exceed Line 8)
14.   EXCESS AVAILABILITY                 (Line 8 minus Line 13)




The undersigned, _________________________________ does hereby certify that he/she has made a thorough inquiry into all matters certified herein and based upon such inquiry does hereby certify that :

            He/She is duly elected, qualified and acting
            __________________________ of the Company.
            This Maintenance Certificate is being submitted to KBK Financial, Inc. pursuant to that certain Loan Agreement dated April 20, 1998 between Company and
            KBK (as from time to time as supplemented or amended, the "Agreement"). Terms used or not otherwise defined herein shall have the meanings assigned to them in the Agreement.
        All representations and warranties made in the Agreement or in any other instrument, document, certificate or other agreement executed in connection therewith (collectively, the "Transaction Documents") delivered on or before the date hereof (except to the extent that the facts upon which such representations are based have changed by the transaction contemplated in this Agreement) as if such representations and warranties had been made as of the date hereof.
         No Event off Default exists on the date hereof.
        The Company has performed and complied with all
            agreements and conditions required in the
            Transaction Documents to be performed or complied with by it on the date hereof.
       After KBK makes the advance(s) requested by this Maintenance Certificate, the aggregate amount of all outstanding advances does not exceed the lesser of
            (i) the Facility Amount of (ii) the Maximum
            Availability.
        All information contained in this Maintenance Certificate is true, correct and completed.

        IN WITNESS HEREOF, this instrument is executed by the undersigned as of ______________, 199_____.

                   RED OAK FARMS, INC.
                   By:
                   Name:
                   Title:

                          LOAN AGREEMENT


THIS LOAN AGREEMENT (the "Agreement") is made as of this 20th day of April, 1998, by and between RED OAK FARMS, INC., an Iowa corporation ("Borrower"), and KBK FINANCIAL, INC., a Delaware corporation doing business as ROF/KBK Acceptance Corporation ("KBK"). In connection with the mutual covenants and agreements contained herein, the parties hereto agrees as follows:

     1. Definitions. All terms and phrases used herein which are defined in the Uniform Commercial Code in the State of Texas, as amended from time to time (the "UCC"), and otherwise not defined herein shall have the meanings given them in the UCC. The following definitions shall apply throughout this
     Agreement:

     "Affiliate" means with respect to any Person in question, any other Person owned or controlled by, or which owns or controls or is under common control or is otherwise affiliated with such Person in question. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

     "Business Day" means any day other than Saturday, Sunday, or any other day on which KBK's office in Fort Worth, Texas is closed.

     "Collateral" has the meaning given it in Section 4.

     "Credit Facilities" has the meaning given it in Section 2.

     "Debit Account" means Account No. 268684 that Borrower has with First National Bank of Red Oak, Iowa over which KBK has express written authority to debit pursuant to this Agreement.

     "Eligible Inventory" means as of any date, the aggregate value of all inventory of finished goods (excluding raw materials, work in progress, any unpackaged meat or meat products, any packaged meat or meat products that has not been inspected and stamped by the USDA, any meat or meat products that is not Certified Hereford Beef, packaging materials, supplies and any advertising costs capitalized into inventory) then owned by Borrower and held for sale, lease or other disposition in the ordinary course of its business, in which KBK has a first priority perfected lien, excluding (i) inventory which is damaged, defective, obsolete or otherwise unsaleable in the ordinary course of Borrower's business, (ii) inventory which has been returned or rejected,
     (iii) inventory subject to any consignment arrangement between Borrower and any other person or entity, (iv) inventory which is in transit, (v) inventory located outside the United States, and (vi) inventory which KBK in KBK's sole and absolute discretion deems ineligible. For purposes of this definition, Eligible Inventory shall be valued at the lower of cost (excluding the cost of labor) or market value.

     "Environmental Laws" means any and all federal, state and local laws, regulations, rules, orders, licenses, agreements or other governmental restrictions relating to the protection of human health or the environment or to emissions, discharges or releases of pollutants or industrial, toxic or hazardous substances into the environment, or otherwise relating to the manufacture, processing, treatment, transport or handling of pollutants or industrial, toxic or hazardous substances.

     "ERISA" means the Employee Retirement Income Security Act of
     1974, as amended from time to time, together with all rules and regulations promulgated with respect thereto.

     "ERISA Affiliate" means with respect to any Person in question, any Person that would be treated as a single employer with Borrower.

     "ERISA Plan" means any pension benefit plan subject to Title
     IV of ERISA maintained by Borrower or any ERISA Affiliate thereof with respect to which Borrower or any ERISA Affiliate has a fixed or contingent liability.

     "Event of Default" has the meaning given it in Section 13.

     "GAAP" means those generally accepted accounting principles and practices which are recognized as such by the Financial Accounting Standards Board (or any generally recognized successor), consistently applied throughout the period involved.

     "Guarantors" means Gordon Reisinger, individually, John
     Derner, individually,  and Red Oak Hereford Farms Inc.
     (whether one or more).

     "Indemnified Claims" means any and all claims, demands, actions, causes of action, judgments, suits, liabilities, obligations, losses, damages and consequential damages, penalties, fines, costs, fees, expenses and disbursements (including without limitation, fees and expenses of attorneys and other professional consultants and experts in connection with any investigation or defense) of every kind or nature, known or unknown, existing or hereafter arising, foreseeable or unforeseeable, which may be imposed upon, threatened or asserted against or incurred or paid by any Indemnified Person at any time and from time to time, because of or resulting from, in connection with or in any way relating to or arising out of any of the Credit Facilities, the Collateral or any other transaction, act, omission, event or circumstance in any way connected with or contemplated by this Agreement or the other Loan Documents or any action taken or omitted by any such Indemnified Person under or in connection with any of the foregoing (including but not limited to any investigation, litigation, proceeding, enforcement of KBK's rights or defense of KBK's actions related to or arising out of this Agreement or the other Loan Documents), whether or not any Indemnified Person is a party hereto.

     "Indemnified Person" shall collectively mean KBK and its officers, directors, shareholders, employees, attorneys, representatives, agents, Affiliates, successors and assigns.

     "Inv Borrowing Base" means an amount equal to 50% of Eligible
     Inventory.

     "Inv Line of Credit" has the meaning given it in Section 2.

     "Inv Line of Credit Amount" has the meaning given it in
     Section 2.

     "Lien" means any mortgage, lien, pledge, assignment, adverse claim, charge, security interest or other encumbrance.

     "Loan Documents" means this Agreement, the Notes and all other documents, agreements and instruments now or hereafter required by KBK to be executed and delivered in connection herewith (including, without limitation, all documents, agreements and instruments evidencing, securing, governing, guaranteeing and/or pertaining to the Notes and the Credit Facilities).

     "Notes" has the meaning given it in Section 3.

     "Obligors" means Borrower and Guarantors.

     "Person" means a corporation, association, partnership, limited liability company, organization, business, individual, governmental or political subdivision thereof or governmental agency.

     "Purchase Agreement" means that certain Account Transfer and Purchase Agreement of even date herewith, between Borrower and KBK, as may be amended from time to time.

     "Subordinated Debt" means indebtedness owing by Borrower to a creditor other than KBK which has been subordinated and subject in right of payment to the prior payment of all indebtedness and obligations now or hereafter owing by Borrower to KBK, such subordination to be evidenced by a written agreement between KBK and the subordinated creditor which is in form and substance satisfactory to KBK.

     "Tangible Net Worth" means, as of any date, the amount by which Borrower's total assets exceeds its total liabilities, plus Subordinated Debt, less any intangible assets (as defined by GAAP), less deferred charges.
     "Termination Event" means (a) the occurrence with respect to any ERISA Plan of (i) a reportable event described in Sections 4043(b)(5) of ERISA or (ii) any other reportable event described in Section 4043 of ERISA other than a reportable event not subject to the provision for 30-day notice to the Pension Benefit Guaranty Corporation pursuant to a waiver by such corporation under Section 4043(a) of ERISA, (b) the withdrawal of Borrower or any Affiliate of Borrower from any ERISA Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, or (c) any event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any ERISA Plan.

2. Credit Facilities. Subject to the terms and conditions set forth in this Agreement and the other Loan Documents, KBK hereby agrees to provide to Borrower the following Credit Facility or Facilities (whether one or more, the "Credit Facilities"):

     Inv Line of Credit. Subject to the terms and conditions set forth herein, KBK agrees to provide to Borrower a revolving line of credit (the "Inv Line of Credit") during the period commencing on the date hereof and continuing through the thirty-first (31st) day prior to the maturity date of the Note evidencing the Inv Line of Credit from time to time. Borrower may request advances under the Inv Line of Credit from time to time; provided, however, the total principal amount outstanding at any time under the Inv Line of Credit shall not exceed the lesser of (i) an amount equal to the Inv Borrowing Base, or (ii) $1,500,000.00 (the "Inv Line of Credit Amount"). If at any time the aggregate principal amount outstanding under the Inv Line of Credit shall exceed an amount equal to the lesser of the Inv Borrowing Base or the Inv Line of Credit Amount, Borrower agrees to immediately repay to KBK such excess amount, plus all accrued but unpaid interest thereon. Borrower may request advances under the Inv Line of Credit no more often than once each calendar month. Subject to the terms and conditions set forth in this Agreement and in the Note evidencing the Inv Line of Credit from time to time, Borrower may borrow, repay and reborrow under the Inv Line of Credit. The sums advanced under the Inv Line of Credit shall be used for working capital purposes.

3. Promissory Notes. Borrower agrees to execute, contemporaneously herewith, a promissory note payable to the order of KBK, in form and substance acceptable to KBK in KBK's sole and absolute discretion, for each Credit Facility provided hereunder to evidence the indebtedness owing by Borrower to KBK under each such facility (whether one or more, together with any renewals, extensions and increases thereof, the "Notes"). Interest on the Notes shall accrue at the rate set forth therein. The principal of and interest on the Notes shall be due and payable and may be prepaid in accordance with the terms and conditions set forth in the Notes and in this Agreement.

4. Collateral. As security for the indebtedness evidenced by the Notes and any and all other indebtedness or obligations owing from time to time by Borrower to KBK under this Agreement, KBK shall receive a Lien in and to the collateral described in the other Loan Documents (the "Collateral").

5. Guarantors. As a condition precedent to KBK's obligation to provide the Credit Facilities to Borrower, Borrower agrees to cause the Guarantors to each execute and deliver to KBK contemporaneously herewith a guaranty agreement, in form and substance acceptable to KBK in KBK's sole and absolute discretion.

6.   Fees.

(a) Commitment Fee. Borrower shall pay to KBK, concurrently with the execution hereof, a commitment fee in the amount of one percent (1.0%) of the INV Line of Credit Amount. Borrower hereby authorizes KBK, in KBK's sole discretion, to collect any such commitment fees (i) by deducting such fees from the first advance under the subject Credit Facilities,
     (ii) by debiting the Debit Account, (iii) by applying that portion of any up-front deposit delivered to KBK by Borrower which is in excess of KBK's costs and expenses (including, without limitation, attorneys' fees), or (iv) by using any combination of the foregoing. This authorization does not affect Borrower's obligation to pay such sums to KBK. Borrower and KBK acknowledge and agree that the commitment fee is reasonable compensation to KBK for making the subject Credit Facilities available to Borrower and for no other purpose and is fully earned and non-refundable under any and all circumstances.

7. Representations and Warranties. Borrower hereby represents and warrants, and upon each request for an advance under the Credit Facilities further represents and warrants, to KBK as follows:

     (a) Existence. Borrower is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and is duly licensed, qualified to do business and is in good standing in all other states in which such licensing, qualification and good standing are necessary. Borrower has all requisite power and authority (i) to own and operate its properties, (ii) to carry on its business as now conducted and as proposed to be conducted, and (iii) to execute and deliver this Agreement and the other Loan Documents to which Borrower is a party.

     (b) Binding Obligations. The execution, delivery, and performance of this Agreement and all of the other Loan Documents by Borrower have been duly authorized by all necessary action by Borrower, have been duly executed and delivered by Borrower and constitute legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles.
     (c) No Consent. The execution, delivery and performance of this Agreement and the other Loan Documents, and the consummation of the transactions contemplated hereby and thereby, do not (i) conflict with, result in a violation of, or constitute a default under (A) any provision of Borrower's articles or certificate of incorporation or bylaws, (B) any law, governmental regulation, court decree or order applicable to Borrower, or (C ) any other document or agreement to which Borrower is a party, or (ii) require the consent, approval or authorization of any third party.

     (d) Financial Condition. Each financial statement of Borrower supplied to KBK is true, correct and complete in all material respects and fairly presents Borrower's financial condition in all material respects as of the date of each such statement. There has been no material adverse change in such financial condition or results of operations of Borrower subsequent to the date of the most recent financial statement supplied to KBK.

     (e) Litigation. There are no actions, suits or proceedings, pending or, to the knowledge of Borrower, threatened against or affecting Borrower or the properties of Borrower, before any court or governmental department, commission or board, which, if determined adversely to Borrower, would have a material adverse effect on the business, financial condition, properties, operations or prospects of Borrower.

     (f) Taxes; Governmental Charges. Borrower has filed all federal, state and local tax reports and returns required by any law or regulation to be filed by it and has either duly paid all taxes, duties and charges indicated due on the basis of such returns and reports, or made adequate provision for the payment thereof, and the assessment of any material amount of additional taxes in excess of those paid and reported is not reasonably expected. There is no tax Lien notice against Borrower or its properties presently on file.

     (g) ERISA Compliance. Borrower is in compliance with ERISA concerning Borrower's ERISA Plan, if any, or is not required to contribute to any "multi-employer plan" as defined in Section 401 of ERISA.

     (h) Compliance with Laws. Borrower is conducting its business in material compliance with all statutes, rules, regulations and/or ordinances imposed by any governmental unit upon Borrower or upon its businesses, operations and property (including, without limitation, all Environmental Laws). Borrower has all permits and licenses necessary for the operations of its business as presently conducted and as proposed to be conducted.

     (i) Tradenames. Borrower conducts business under no trade or assumed name.
8. Conditions Precedent to Advances. KBK's obligation to make any advance under this Agreement and the other Loan Documents shall be subject to the conditions precedent that, as of the date of such advance and after giving effect thereto (i) all representations and warranties made to KBK in this Agreement and the other Loan Documents shall be true and correct, as of and as if made on such date, (ii) no material adverse change in the financial condition of Borrower or its business since the effective date of the most recent financial statements furnished to KBK by Borrower shall have occurred, (iii) no Event of Default shall have occurred and no event has occurred and is continuing, or would result from the requested advance, which with notice or lapse of time, or both, would constitute an Event of Default, (iv) KBK shall have received all Loan Documents appropriately executed by Borrower and all other proper parties and all such Loan Documents are in full force and effect, and (v) KBK shall have received all fees and expenses owing to KBK under this Agreement and the other Loan Documents.

9. Affirmative Covenants. Until (i) the Notes and all other obligations and liabilities of Borrower under this Agreement and the other Loan Documents are fully paid and satisfied, and (ii) KBK has no further commitment to lend hereunder, Borrower agrees and covenants that it will, unless KBK shall otherwise consent in writing (which consent may be withheld by KBK in KBK's sole and absolute discretion):

     (a) Accounts and Records. Maintain its books and records in accordance with GAAP.

      (b) Right of Inspection. Permit KBK to visit its properties and installations and to examine, audit and make and take away copies or reproductions of Borrower's books and records, at all reasonable times. Borrower agrees to pay all costs associated with any such audits, at a rate equal to $750.00 per day, per person, plus out-of-pocket expenses.

     (c) Right to Additional Information. Furnish KBK with such additional information and statements, lists of assets and liabilities, tax returns, and other reports with respect to Borrower's financial condition and business operations as KBK may request from time to time.

     (d) Compliance with Laws. Conduct its business in an orderly and efficient manner consistent with good business practices, and perform and comply with all statutes, rules, regulations and/or ordinances imposed by any governmental unit upon Borrower its businesses, operations and properties (including, without limitation, all Environmental Laws).

     (e) Taxes. Pay and discharge when due all assessments, taxes, governmental charges and levies, of every kind and nature, imposed upon Borrower or its properties, income or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a Lien upon any of Borrower's property, income or profits; provided, however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy or claim so long as (i) same shall be contested in good faith by appropriate judicial, administrative or other legal proceedings timely instituted, (ii) Borrower shall have established adequate reserves with respect to such contested assessment, tax, charge, levy or claim in accordance with GAAP, and (iii) the perfection and priority of KBK's security interest in the Collateral, or the value of the Collateral, is not impaired.

     (f) Insurance. Maintain, with financially sound and reputable insurers, such insurance as deemed necessary or otherwise required by KBK, including but not limited to, fire insurance, comprehensive property damage, public liability, worker's compensation and business interruption insurance.

     (g) Notice of Material Change/Litigation. Borrower shall promptly notify KBK in writing (i) of any material adverse change in Borrower's financial condition or its businesses, and (ii) of any litigation or claims against Borrower which could materially affect Borrower or its business operations, financial condition or prospects.

     (h) Corporate Existence. Maintain its corporate existence and good standing in the state of its incorporation and its qualification and good standing in all other states where required by applicable law.

     (i) ERISA. Borrower shall promptly notify KBK in writing of the adoption or amendment of any plan that results in the representations in Subsection 7(g) no longer being true and correct.

     (j) Additional Documentation. Execute and deliver, or cause to be executed and delivered, any and all other agreements, instruments or documents which KBK may reasonably request in order to give effect to the transactions contemplated under this Agreement and the other Loan Documents.

10. Negative Covenants. Until (i) the Notes and all other obligations and liabilities of Borrower under this Agreement and the other Loan Documents are fully paid and satisfied, and (ii) KBK has no further commitment to lend hereunder, Borrower will not, without the prior written consent of KBK (which consent may be withheld in KBK's sole and absolute discretion):

     (a) Nature of Business. Make any material change in the nature of its business as carried on as of the date hereof.

     (b) Liquidations; Mergers; Consolidations; Acquisitions; Name Change. Liquidate, merge or consolidate with or into any other Person, convert from one type of legal entity to another type of legal entity, form or acquire any new subsidiary or acquire by purchase or otherwise all or substantially all of the assets of any other Person, or change its name or operate under any new trade or assumed name.

     (c) Transactions with Affiliates. Enter into any transaction, including, without limitation, the purchase, sale or exchange of property or the rendering of any service, with any Affiliate of Borrower, except in the ordinary course of and pursuant to the reasonable requirements of Borrower's business, upon fair and reasonable terms no less favorable to Borrower than would be obtained in a comparable arm's-length transaction with a person or entity not an Affiliate of Borrower and in accordance with the terms and provisions of the Loan Documents.

     (d) Sale of Assets. Sell, lease, transfer or otherwise dispose of any of its assets or properties, other than inventory sold in the ordinary course of business and as necessary to replace obsolete equipment.

     (e) Liens. Create or incur any Lien on any of its assets, other than (i) Liens securing indebtedness owing to KBK,
          (ii) pledges or deposits to secure the payment of obligations under any worker's compensation laws or similar laws, (iii) deposits to secure the payment of public or statutory obligations, (iv) mechanic's, carriers', workman's, repairman's or other Liens arising by operation of law in the ordinary course of business which secure obligations that are not overdue or are being contested in good faith and for which Borrower has established adequate reserves in accordance with generally accepted accounting principles (and for which KBK's security interest in the Collateral is not impaired), and (v) Liens existing as of the date hereof which have been disclosed to and approved by KBK in writing.

     (f) Indebtedness. Create, incur or assume any indebtedness for borrowed money or issue or assume any other note, debenture, bond or other evidences of indebtedness, or guarantee any such indebtedness or such evidences of indebtedness of others, other than (i) borrowings from KBK, (ii) current accounts payable and other current obligations (other than for borrowed money), and (iii) borrowings outstanding on the date hereof which have been disclosed and approved in writing by KBK.

     (g) Transfer of Ownership. Permit the sale, pledge or other transfer of any of the ownership interest in Borrower.

     (h) Change in Management. Permit a change in the senior management of Borrower.

     (i)  Loans.  Make any loans to any person or entity.
     (j) Dividends. Declare or pay any dividends on any shares of Borrower's capital stock, make any other distributions with respect to any payment on account of the purchase, redemption, or other acquisition or retirement of any shares of Borrower's capital stock, or make any other distribution, sale, transfer or lease of any of Borrower's assets other than in the ordinary course of business.

11. Financial Covenants. Until (i) the Notes and all other obligations and liabilities of Borrower under this Agreement and the other Loan Documents are fully paid and satisfied, and (ii) KBK has no further commitment to lend hereunder, Borrower will maintain the following financial covenants:

     Tangible Net Worth. At the end of each calendar month, its Tangible Net Worth, measured at (and as of) the end of each calendar month, of not less than $700,000.00.

     Unless otherwise specified, all accounting and financial terms and covenants set forth above are to be determined according to GAAP.

12. Reporting Requirements. Until (i) the Notes and all other obligations and liabilities of Borrower under this Agreement and the other Loan Documents are fully paid and satisfied, and (ii) KBK has no further commitment to lend hereunder, Borrower will, unless KBK shall otherwise consent in writing, furnish to KBK:

     (a) Financial Statements. The following financial statements: (i) within 90 days after the last day of each fiscal year of Borrower a consolidated statement of income and a consolidated statement of cash flows of Borrower for such fiscal year, and a consolidated balance sheet of Borrower as of the last day of such fiscal year in each case reviewed by an independent certified public accounting firm acceptable to KBK, together with a copy of any report to management delivered to Borrower by such accountants in connection therewith; and (ii) within 45 days after the last day of each calendar month of Borrower, an unaudited consolidated statement of income and statement of cash flows of Borrower for such month, and an unaudited consolidated balance sheet of Borrower as of the last day of such month. Borrower represents and warrants that each such statement of income and statement of cash flows will fairly present, in all material respects, the results of operations and cash flows of Borrower for the period set forth therein, and that each such balance sheet will fairly present, in all material respects, the financial condition of Borrower as of the date set forth therein, all in accordance with GAAP, (or, with respect to unaudited financial statements, in the notes thereto and subject to year-end review adjustments).

     (b)  Inventory Maintenance Certificate.  An Inventory
          Maintenance Certificate, in the form attached hereto as Schedule A, contemporaneously with each advance requested under the Inv Line of Credit and within five
          (5) Business Days after the end of each calendar month.

     (e) Inventory Listing. A list of Borrower's inventory by location and type (to include the following: raw materials, work in process and finished goods) within five (5) Business Days after the end of each month of each fiscal year, in form and detail satisfactory to KBK.

13. Events of Default. Each of the following shall constitute an "Event of Default" under this Agreement and the other Loan
     Documents:

     (a) Failure to Pay Indebtedness. Borrower shall fail to pay as and when due any part of the principal of, or interest on, the Notes or any other indebtedness or obligations now or hereafter owing to KBK by Borrower.

     (b) Non-Performance of Covenants. Any of the Obligors shall breach any covenant or agreement made herein, in any of the other Loan Documents, in the Purchase Agreement or in any other agreement now or hereafter entered into between any of the Obligors and KBK.

     (c) False Representation. Any warranty or representation made herein, in any of the other Loan Documents, or in the Purchase Agreement shall be false or misleading in any material respect when made.

     (d) Default Under Other Loan Documents. The occurrence of an event of default under any of the other Loan
          Documents, the Purchase Agreement, or any other agreement now or hereafter entered into between any of the Obligors and KBK.

     (e) Untrue Financial Report. Any report, certificate, schedule, financial statement, profit and loss statement or other statement furnished by any Obligor, or by any other person on behalf of any Obligor, to KBK is not true and correct in any material respect.

     (f) Default to Third Party. The occurrence of any event which permits the acceleration of the maturity of any indebtedness owing by any of the Obligors to any third party under any agreement or undertaking.

     (g) Bankruptcy. The filing of a voluntary or involuntary case by or against any of the Obligors under the United States Bankruptcy Code or other present or future federal or state insolvency, bankruptcy or similar laws, or the appointment of a receiver, trustee, conservator or custodian for a substantial portion of the assets of any of the Obligors.

     (h) Insolvency. Any of the Obligors shall become insolvent, make a transfer in fraud of creditors or make an assignment for the benefit of creditors.

     (i) Involuntary Lien. The filing or commencement of any involuntary Lien, garnishment, attachment or the like shall be issued against or with respect to the Collateral.

     (j) Material Adverse Change. A material adverse change shall have occurred in the financial condition, business prospects or operations of any of the Obligors.

     (k) Tax Lien. Any of the Obligors shall have a federal or state tax Lien filed against any of its properties.

     (l) Execution on Collateral. The Collateral or any portion thereof is taken on execution or other process of law.

     (m) ERISA Plan. Either (i) any "accumulated funding deficiency" (as defined in Section 412(a) of the Internal Revenue Code of 1986, as amended) in excess of $25,000 exists with respect to any ERISA Plan of Borrower or its ERISA Affiliate, or (ii) any Termination Event occurs with respect to any ERISA Plan of Borrower or its ERISA Affiliate and the then current value of such ERISA Plan's benefit liabilities exceeds the then current value of such ERISA Plan's assets available for the payment of such benefit liabilities by more than $25,000.

     (n) Guarantor's Obligations. If any of the obligations of any Guarantor is limited or terminated by operation of law or by such Guarantor, or any such Guarantor becomes the subject of an insolvency proceeding.

     (o) Judgment. The entry against any of the Obligors of a final and nonappealable judgment for the payment of money in excess of $25,000 (not covered by insurance satisfactory to KBK in KBK's sole discretion).

     (p) Termination of Purchase Agreement. The expiration or termination of the Purchase Agreement by either party, for whatever reason. Nothing contained in this Loan Agreement shall be construed to limit the events of default enumerated in any of the other Loan Documents and all such events of default shall be cumulative.

     (q) Packers and Stockyards Act. (i) Any notice has been provided to the Borrower under the United States Packers and Stockyards Act, as amended from time to time, or
          (ii) Borrower has failed to comply, at any time, with the provisions of such Act.

14. Remedies. Upon the occurrence of any one or more of the foregoing Events of Default, (a) the entire unpaid balance of principal of the Notes, together with all accrued but unpaid interest thereon, and all other indebtedness owing to KBK by Borrower at such time shall, at the option of KBK, become immediately due and payable without further notice, demand, presentation, notice of dishonor, notice of intent to accelerate, notice of acceleration, protest or notice of protest of any kind, all of which are expressly waived by Borrower, and (b) KBK may, at its option, cease further advances under the Credit Facilities or under any of the Loan Documents; provided, however, concurrently and automatically with the occurrence of an Event of Default under Subsections
     (g), (h), or (n) in the Section entitled "Events of Default"
     (i) further advances under the Credit Facilities and under the Loan Documents shall cease, and (ii) the Notes and all other indebtedness owing to KBK by Borrower at such time shall, without any action by KBK, become immediately due and payable, without further notice, demand, presentation, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest or notice of protest of any kind, all of which are expressly waived by Borrower. All rights and remedies of KBK set forth in this Agreement and in any of the other Loan Documents are cumulative and may also be exercised by KBK, at its option and in its sole discretion, upon the occurrence of an Event of Default.

15. Indemnification. Borrower hereby indemnifies and agrees to hold harmless and defend all Indemnified Persons from and against any and all Indemnified Claims. THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH INDEMNIFIED CLAIMS ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY, OR ARE CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY INDEMNIFIED PERSON, but shall exclude any of the foregoing resulting from such Indemnified Person's gross negligence or willful misconduct. If Borrower or any third party ever alleges any gross negligence or willful misconduct by any Indemnified Person, the indemnification provided for in this Section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and affect of the alleged gross negligence or willful misconduct. Upon notification and demand, Borrower agrees to provide defense of any Indemnified Claim and to pay all costs and expenses of counsel selected by any Indemnified Person in respect thereof. Any Indemnified Person against whom any Indemnified Claim may be asserted reserves the right to settle or compromise any such Indemnified Claim as such Indemnified Person may determine in its sole discretion, and the obligations of such Indemnified Person, if any, pursuant to any such settlement or compromise shall be deemed included within the Indemnified Claims. Except as specifically provided in this Section, Borrower waives all notices from any Indemnified Person. The provisions of this Section shall survive the termination of this Agreement.

16. Rights Cumulative. All rights of KBK under the terms of this Agreement shall be cumulative of, and in addition to, the rights of KBK under any and all other agreements between Borrower and KBK (including, but not limited to, the other Loan Documents), and not in substitution or diminution of any rights now or hereafter held by KBK under the terms of any other agreement.

17. Waiver and Agreement. Neither the failure nor any delay on the part of KBK to exercise any right, power or privilege herein or under any of the other Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No waiver of any provision in this Loan Agreement or in any of the other Loan Documents and no departure by Borrower therefrom shall be effective unless the same shall be in writing and signed by KBK, and then shall be effective only in the specific instance and for the purpose for which given and to the extent specified in such writing. Except as otherwise provided in any guaranty agreement executed by the Guarantors, no modification or amendment to this Loan Agreement or to any of the other Loan Documents shall be valid or effective unless the same is signed by the party against whom it is sought to be enforced.

18. Benefits. This Agreement shall be binding upon and inure to the benefit of KBK and Borrower, and their respective successors and assigns; provided, however, that Borrower may not, without the prior written consent of KBK, assign any rights, powers, duties or obligations under this Agreement or any of the other Loan Documents.

19. Notices. All notices, requests, demands or other communications required or permitted to be given pursuant to this Agreement shall be in writing and given by (i) personal delivery, (ii) expedited delivery service with proof of delivery, (iii) United States mail, postage prepaid, registered or certified mail, return receipt requested, or
     (iv) telecopy (with receipt thereof confirmed by telecopier) sent to the intended addressee at the address set forth on the signature page hereof and shall be deemed to have been received either, in the case of personal delivery, as of the time of personal delivery, in the case of expedited delivery service, as of the date of first attempted delivery at the address and in the manner provided herein, in the case of mail, upon deposit in a depository receptacle under the care and custody of the United States Postal Service, or in the case of telecopy, upon receipt. Either party shall have the right to change its address for notice hereunder to any other location within the continental United States by notice to the other party of such new address at least thirty (30) days prior to the effective date of such new address.

20. Governing Law; Venue; Submission to Jurisdiction. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF, EXCEPT TO THE EXTENT PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST GRANTED HEREUNDER OR THEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ARE PERFORMABLE BY THE PARTIES IN TARRANT COUNTY, TEXAS. BORROWER AND KBK EACH AGREE THAT TARRANT COUNTY, TEXAS, SHALL BE THE EXCLUSIVE VENUE FOR LITIGATION OF ANY DISPUTE OR CLAIM ARISING UNDER OR RELATING TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AND THAT SUCH COUNTY IS A CONVENIENT FORUM IN WHICH TO DECIDE ANY SUCH DISPUTE OR CLAIM. BORROWER AND KBK EACH CONSENT TO THE PERSONAL JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN TARRANT COUNTY, TEXAS FOR THE LITIGATION OF ANY SUCH DISPUTE OR CLAIM. BORROWER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

21. Waiver of Jury Trial. BORROWER AND KBK EACH HEREBY IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR ASSOCIATED HEREWITH.

22. Invalid Provisions. If any provision of this Agreement or any of the other Loan Documents is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable and the remaining provisions of this Agreement or any of the other Loan
     Documents shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance.

23. Expenses. Borrower shall pay all costs and expenses (including, without limitation, reasonable attorneys' fees) in connection with (i) the preparation of the Loan Documents,
     (ii) any action required in the course of administration of the indebtedness and obligations evidenced by the Loan Documents, and (iii) any action in the enforcement of KBK's rights upon the occurrence of Event of Default.

24. Participation of the Credit Facilities. Borrower agrees that KBK may, at its option, sell interests in any of the Credit Facilities and its rights under this Agreement and the other Loan Documents and, in connection with each such sale, KBK may disclose any financial and other information available to KBK concerning Borrower to each prospective purchaser and assignee.
25. Conflicts. In the event any term or provision hereof is inconsistent with or conflicts with any provision of the other Loan Documents, the terms and provisions contained in this Agreement shall be controlling.

26. Counterparts. This Agreement may be separately executed in any number of counterparts, each of which shall be an original, but all of which, taken together, shall be deemed to constitute one and the same instrument.

27. ENTIRE AGREEMENT. THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. THIS AGREEMENT ALSO AMENDS AND SUPERSEDES ANY OF THE TERMS OF ANY PRIOR WRITTEN AGREEMENTS WITH RESPECT TO THE MATTERS SET FORTH IN THIS AGREEMENT.

EXECUTED as of the date first above written.

BORROWER:                          KBK FINANCIAL, INC.

RED OAK FARMS, INC.

By:________________________        By:__________________________

Print Name:                        Print Name:
Title:                             Title:

Borrower's Address:                KBK's Address:
2010 Commerce Drive                301 Commerce Street
Box 495                            Suite 2200
Red Oak, Iowa 51566                Fort Worth, Texas  76102
                                   Attn:  Legal Department
Telecopy No. (712) 623-4533        Telecopy No. (817) 258-6114

                           SCHEDULE A
                       TO LOAN AGREEMENT
                      Dated April 20, 1998
                         BY AND BETWEEN
   KBK FINANCIAL, INC. (d/b/a ROF/KBK ACCEPTANCE CORPORATION)
                              AND
                      RED OAK FARMS, INC.




RED OAK FARMS, INC.

INVENTORY MAINTENANCE CERTIFICATE


Report #_____________                       Financial Statement
                                            Date:_____________



1.  INVENTORY
      a.   Raw Materials                       __________
      b.   Work in Progress                    __________
      c.   Finished Goods                      __________



2.  TOTAL GROSS INVENTORY per this report(Sum of all lines in Section 1 above)



3.  INELIGIBLE INVENTORY
   a.  Raw Material                              __________
   b.  Work in Progress                          __________
   c.  Damaged, defective and obsolete inventory __________
   d.  Returned or rejected inventory            __________
   e.  Consigned Inventory                       __________
   f.  Inventory in Transit                      __________
   g.  Inventory not Financed by KBK             __________
   h.  Other (non-package; non-USDA
        stamped)                                  _________
   i.  Other                                      _________



4. TOTAL INELIGIBLE INVENTORY Per this Report(Sum of all linesin Section 3 above)



5.  NET ELIGIBLE INVENTORY          (Line 2 minus Line 4)



6.  INVENTORY ADVANCE RATE                                     50%


7.  GROSS INVENTORY AVAILABILITY(Line 5 multiplied by line 6)



8.  Maximum Availability:
      Lesser of:          a: Line of Credit amount, or 1,500,000.00
                          b: Line 7                     ___________



ADVANCES
9.     Outstanding Balance per last Report(Line 13 from prior report)
10.   LESS: Payments applies since last Report
11.   Balance Prior to New Activity
12.   ADD: Advance Request Per this Report
13.   NEW OUTSTANDING BALANCE      (Not to exceed Line 8)
14.   EXCESS AVAILABILITY          (Line 8 minus Line 13)




The undersigned, _________________________________ does
hereby certify that he/she has made a thorough inquiry into all matters certified herein and based upon such inquiry does hereby certify that :

         He/She is duly elected, qualified and acting
           __________________________ of the Company.
         This Maintenance Certificate is being submitted to KBK Financial, Inc. pursuant to that certain Loan Agreement dated April 20, 1998 between Company and KBK (as from time to time as supplemented or amended, the "Agreement"). Terms used or not otherwise defined herein shall have the meanings assigned to them in the Agreement.
         All representations and warranties made in the Agreement or in any other instrument, document, certificate or other agreement executed in connection therewith (collectively, the "Transaction Documents") delivered on or before the date hereof (except to the extent that the facts upon which such representations are based have changed by the transaction contemplated in this Agreement) as if such representations and warranties had been made as of the date hereof.
         No Event off Default exists on the date hereof.
         The Company has performed and complied with all agreements and conditions required in the Transaction Documents to be performed or complied with by it on the date hereof.
         After KBK makes the advance(s) requested by this Maintenance Certificate, the aggregate amount of all outstanding advances does not exceed the lesser of (i) the Facility Amount of (ii) the Maximum Availability.
         All information contained in this Maintenance
           Certificate is true, correct and completed.

         IN WITNESS HEREOF, this instrument is executed by the undersigned as of ______________, 199_____.

                                           RED OAK FARMS, INC.
                                           By:
                                           Name:
                                           Title:_____________

                       LIMITED GUARANTY

This Limited Guaranty ("Guaranty") is made this 20th day of April, 1998, by the following individuals and corporation with residences and mailing addresses as set forth below (referred to herein collectively as the "Guarantors")

 Gordon Reisinger       John Derner          Red Oak Hereford Farms, Inc.
1985 203rd Street     2351 213th Avenue         2010 Commerce Drive
Red Oak, Iowa 51566   Milford, Iowa 51351       Red Oak, Iowa 51566

to and for the benefit of KBK FINANCIAL, INC. d/b/a ROF/KBK
Acceptance Corporation ("KBK"), a Delaware corporation authorized to transact business in Texas.

A. KBK has contemporaneously herewith entered into that certain account transfer and purchase agreement of even date herewith (such agreement, and all amendments and modifications thereof, collectively, the "Purchase Agreement"), to which reference is made for all purposes, with RED OAK FARMS, INC., an Iowa corporation (referred to herein as the "Seller"), pursuant to which KBK has purchased or will purchase all right, title and interest in certain accounts receivable of the Seller (the "Accounts"), on those terms and conditions set forth in the Purchase Agreement.

B. KBK is willing to enter into the Purchase Agreement only if the Guarantors execute and deliver this Guaranty to KBK.

NOW, THEREFORE, in consideration of the aforesaid premises and other good and valuable consideration, and for the purpose of inducing KBK to enter into the Purchase Agreement and to purchase accounts receivables from the Seller pursuant to the terms thereof, the sufficiency of which is hereby acknowledged, the Guarantors hereby covenant and agree as follows:

1. The Guarantors hereby unconditionally and irrevocably guarantee the payment in full of any losses incurred by KBK under the Purchase Agreement (collectively the
       "Obligations") to the extent that such losses are related to or attributable to any of the following limited circumstances only:

       (a) In the event any of the representations and warranties set forth in Section 9 of the Purchase
            Agreement was not true when made or ceases to be true for any reason.

       (b) In the event that the Seller, any Guarantor, or any other person, without receiving prior written consent from KBK, shall cash, deposit, or retain, any checks, drafts, monies or proceeds of the Accounts purchased by KBK, and the Seller shall fail to immediately tender the entire amount of the same to KBK.

2. KBK shall not be required, as a condition precedent to making a demand upon the Guarantors or to bringing an action against the Guarantors under this Guaranty, to make demand upon, or to institute any action or proceeding, at law or in equity against the Seller or anyone else, or to exhaust its remedies against the Seller, or anyone else, or against any collateral security. All remedies afforded to KBK by reason of this Guaranty are separate and cumulative remedies and it is agreed that not one of such remedies, whether exercised by KBK or not, shall be deemed to be exclusive of any of the other remedies available to KBK and shall not limit or prejudice any other remedy which KBK may have against any party, including the Guarantors.

3. The Guarantors shall remain liable on this Guaranty notwithstanding any change or changes in the terms, covenants or conditions of the Purchase Agreement, or any amendment thereto, hereafter made or granted, or any delay on the part of KBK in exercising its rights hereunder or thereunder, it being the intention hereof that each of the Guarantors shall remain liable as principals until the full amount of the Obligations guaranteed hereby, with interest and any sums which may be due thereon, shall have been fully paid, notwithstanding any act or omission which might otherwise operate as a legal or equitable discharge of the Guarantors.

4. The Guarantors hereby waive (a) notice of acceptance of this Guaranty; (b) presentment and demand for payment of the Obligations or any portion thereof; (c) protest and notice of dishonor or default to the Guarantors or to any other person or party with respect to the Obligations or any portion thereof; (d) all other notices to which the Guarantors might otherwise be entitled; (e) any demand for payment or performance of this Guaranty; and (f) all Guaranty and suretyship defenses or other defenses in the nature thereof (including, without limitation, all rights Guarantor has under, or the requirements imposed by, Chapter 34 of the Texas Business and Commerce Code, as may be amended from time to time).

5. Each Guarantor shall promptly furnish to KBK at any time and from time to time such financial statements and other financial information of Guarantor as KBK may require, in form and detail satisfactory to KBK (including, without limitation, annual financial statements within 45 days after the end of each calendar year).

6. This Guaranty shall inure to the benefit of, and may be enforced by KBK, and its respective successors and assigns, and shall be binding upon and enforceable against the Guarantors and their respective heirs, executors, legal representatives, administrators, or successors and assigns thereof. All obligations of the Guarantors hereunder shall be joint and several.

7. The Guarantors agree that in the event this Guaranty is placed in the hands of an attorney for enforcement, the Guarantors will reimburse KBK for all expenses incurred, including reasonable attorneys' fees.

8. This Guaranty cannot be modified or amended except in a writing, duly executed by the Guarantors and KBK.

9. Each Guarantor has received, and will receive, direct and/or indirect benefits by and from the making of this Guaranty and the execution of the Purchase Agreement by KBK.

10. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF. THIS GUARANTY IS PERFORMABLE IN TARRANT COUNTY, TEXAS. EACH GUARANTOR AGREES THAT TARRANT COUNTY, TEXAS SHALL BE THE EXCLUSIVE VENUE FOR LITIGATION OF ANY DISPUTE OR CLAIM ARISING UNDER OR RELATING TO THIS GUARANTY, AND THAT SUCH COUNTY IS A CONVENIENT FORUM IN WHICH TO DECIDE ANY SUCH DISPUTE OR CLAIM. EACH GUARANTOR CONSENTS TO THE PERSONAL JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN TARRANT COUNTY, TEXAS FOR THE LITIGATION OF ANY SUCH DISPUTE OR CLAIM. EACH GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

11. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY RIGHT EACH GUARANTOR MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY TRANSACTION CONTEMPLATED HEREBY OR ASSOCIATED HEREWITH.

12. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the undersigned have executed this Guaranty the day and year above first written.

GUARANTORS:





GORDON REISINGER                          JOHN DERNER
SSN ###-##-####                           SSN ###-##-####

RED OAK HEREFORD FARMS, INC.

By:
Print Name:
Title:


STATE OF

COUNTY OF

       The foregoing instrument was acknowledged before me this _________ day of April, 1998, by John Derner.

Witness my hand and official seal.

My Commission expires:
                                                (Notary Public)

April __, 1998


Millard Refrigerated Services
2523 Gomez Avenue
Omaha, Nebraska 68107

Gentlemen:

     Pursuant to our financing agreements (the "Agreements") with KBK Financial, Inc. ("KBK"), we have granted to KBK a
security interest in, among other things:   (a) all of our
present and future inventory and farm products, wherever located, and the proceeds thereof, including without limitation all of our inventory and farm products which we have heretofore delivered to you for storage and is now in your possession and any of our inventory and farm products which we may in the future deliver to you for storage; and (b) all documents of title representing any of the foregoing and the proceeds thereof. Such inventory and farm products includes, without limitation, certain livestock, livestock products, meat and meat products.

     Pursuant to KBK's rights under the Agreements, KBK has requested and we have agreed to issue to you the following instructions regarding our inventory and farm products, all of which instructions may not hereafter be modified or rescinded by us except with the express written consent of KBK.

     With respect to any of our inventory and farm products hereafter delivered by us to you for storage, you shall issue therefor only non-negotiable warehouse receipts and such non-negotiable warehouse receipts shall be issued only in KBK's name. You shall at no time issue negotiable warehouse receipts to any party with respect to any of our inventory and farm products.

     Please sign this letter below where provided to indicate your consent and agreement to all of the foregoing and your affirmation that:

     (a) you have not heretofore issued negotiable warehouse receipts with respect to any of our inventory and farm products now in your possession; and

     (b) with respect to any of our inventory and farm products now or hereafter coming into your possession, you shall honor any subsequent instructions issued to you by KBK as to the disposition thereof, notwithstanding any instructions to the contrary which you may receive from us or any third party, and notwithstanding the fact that non-negotiable warehouse receipts representing any such inventory and farm products have been issued by you to us and are in our possession; and

     (c) any security interest, lien, right of distraint or levy or other encumbrance or claim in your favor, whether for unpaid slaughter, fabrication, and processing services, or storage charges or otherwise, that you may now or hereafter have in any of our inventory and farm products, shall be subject and subordinate in all respects to any security interest which KBK may now or hereafter have in any such inventory and farm products; and

     (d) these instructions shall not be modified, amended, or supplemented without the prior written consent of KBK; and

     (e) KBK shall be provided with reasonable access to the inventory and farm products described above for purposes of auditing or appraising such inventory and farm products or exercising its rights and remedies from time to time.

                                 Very truly yours,

                                  RED OAK FARMS, INC.

                            By:_______________________


                            Title:____________________


AGREED:

MILLARD REFRIGERATED SERVICES

By:_________________________________

Title:________________________________

April __, 1998


Nebraska Beef, Inc.
4501 S. 36th Street
Omaha, Nebraska 68107

Gentlemen:

     Pursuant to our financing agreements (the "Agreements") with KBK Financial, Inc. ("KBK"), we have granted to KBK a security interest in, among other things: (a) all of our present and future inventory and farm products, wherever located, and the proceeds thereof, including without limitation all of our inventory and livestock which we have heretofore delivered to you for storage and is now in your possession and any of our inventory and livestock which we may in the future deliver to you for storage and/or slaughter and fabrication; and (b) all documents of title representing any of the foregoing and the proceeds thereof. Such inventory and farm products includes, without limitation, certain livestock, livestock products, meat and meat products.

     Pursuant to KBK's rights under the Agreements, KBK has requested and we have agreed to issue to you the following instructions regarding our inventory and farm products, all of which instructions may not hereafter be modified or rescinded by us except with the express written consent of KBK.

     With respect to any of our inventory and farm products hereafter delivered by us to you for storage or processing, you shall issue therefor only non-negotiable warehouse receipts and such non-negotiable warehouse receipts shall be issued only in KBK's name. You shall at no time issue negotiable warehouse receipts to any party with respect to any of our inventory.

     Please sign this letter below where provided to indicate your consent and agreement to all of the foregoing and your affirmation that:

     (a) you have not heretofore issued negotiable warehouse receipts with respect to any of our inventory or farm products now in your possession; and

     (b) with respect to any of our inventory and farm products now or hereafter coming into your possession, you shall honor any subsequent instructions issued to you by KBK as to the disposition thereof, notwithstanding any instructions to the contrary which you may receive from us or any third party, and notwithstanding the fact that non-negotiable warehouse receipts representing any such inventory have been issued by you to us and are in our possession; and

     (c) any security interest, lien, right of distraint or levy or other encumbrance or claim in your favor, whether for unpaid slaughter, fabrication, and processing services, or storage charges or otherwise, that you may now or hereafter have in any of our inventory or farm products, shall be subject and subordinate in all respects to any security interest which KBK may now or hereafter have in any such inventory and farm products; and

     (d) these instructions shall not be modified, amended, or supplemented without the prior written consent of KBK; and

     (e) KBK shall be provided with reasonable access to the inventory and farm products described above for purposes of auditing or appraising such inventory and farm products or exercising its rights and remedies from time to time; and

     (f) Without any obligation to do so, KBK (1) has the right (exercised in KBK's sole and absolute discretion) to perform any or all of our obligations under that certain agreement dated March 13, 1998, between Nebraska Beef and us (the "Nebraska Beef Agreement") pertaining to, among other things, certain slaughter and fabrication services provided by Nebraska Beef from time to time, and (ii) may exercise any or all of our rights under the Nebraska Beef Agreement. We hereby grant to KBK a power of attorney to exercise such rights on our behalf, it being agreed that such power is coupled with an
interest and is irrevocable.   In particular, and without
limitation of the foregoing, KBK may tender livestock (in which we have granted to KBK a security interest) to Nebraska Beef for slaughter and fabrication in accordance with the terms and conditions of the Nebraska Beef Agreement.

                              Very truly yours,

                               RED OAK FARMS, INC.

                            By:_______________________

                           Title:____________________


AGREED:

NEBRASKA BEEF, INC.

By:_________________________________
Title:________________________________

                REVOLVING CREDIT PROMISSORY NOTE
                           (Inventory)


$1,500,000                                  April 20, 1998

FOR VALUE RECEIVED, on or before April 19, 1999 ("Maturity Date"), the undersigned and if more than one, each of them, jointly and severally (hereinafter referred to as "Borrower"), promises to pay to the order of KBK FINANCIAL, INC. ("KBK") at its offices in Tarrant County, Texas, at 301 Commerce Street, Suite 2200, Fort Worth, Texas 76102, the principal amount of ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,500,000.00) ("Total Principal Amount"), or such amount less than the Total Principal Amount which is outstanding from time to time if the total amount outstanding under this Revolving Credit Promissory Note ("Note") is less than the Total Principal Amount, together with interest at the rate set forth below on such portion of the Total Principal Amount which has been advanced to Borrower from the date advanced until paid.

Interest Rate. The unpaid principal amount of this Note shall bear interest at a fluctuating rate per annum which shall from day to day be equal to the lesser of (a) the Maximum Rate (as hereinafter defined), or (b) a rate ("Contract Rate"), calculated on the basis of the actual days elapsed but computed as if each year consisted of 360 days, equal to the sum of (i) the Base Rate of interest ("Base Rate") as established from time to time by KBK (which may not be the lowest, best or most favorable rate of interest which KBK may charge on loans to its customers) plus (ii) five percent (5.0%), each change in the rate to be charged on this Note to become effective without notice to Borrower on the effective date of each change in the Maximum Rate or the Base Rate, as the case may be; provided, however, in no event shall the Contract Rate be less than seven percent (7.0%) per annum; provided, further that if at any time the Contract Rate shall exceed the Maximum Rate, thereby causing the interest on this Note to be limited to the Maximum Rate, then any subsequent reduction in the Base Rate shall not reduce the rate of interest on this Note below the Maximum Rate until the total amount of interest accrued on this Note equals the amount of interest which would have accrued on this Note if the Contract Rate had at all times been in effect. The term "Maximum Rate", as used herein, shall mean at the particular time in question the maximum rate of interest which, under applicable law, may then be charged on this Note. If such maximum rate of interest changes after the date hereof, the Maximum Rate shall be automatically increased or decreased, as the case may be, without notice to Borrower from time to time as of the effective date of each change in such maximum rate. If applicable law ceases to provide for such a maximum rate of interest, the Maximum Rate shall be equal to eighteen percent (18%) per annum.

Repayment Terms. The principal of and all accrued but unpaid interest on this Note shall be due and payable as follows:

     (a) interest shall be due and payable monthly as it accrues, commencing on the 15th day of May, 1998, and continuing on the 15th day of each successive month thereafter during the term of this Note; and

     (b) the outstanding principal balance of this Note, together with all accrued but unpaid interest, shall be due and payable on the Maturity Date.

Borrower authorizes KBK to effect all payments due under this Note and to collect all sums due hereunder (whether by acceleration or otherwise) by debiting Borrower's account number 268684 at First National Bank of Red Oak, Iowa (the "Debit Account") through the Automated Clearing House system ("ACH"). Such authorization shall not affect the obligations of Borrower to make all payments when due hereunder. If on any payment date there are insufficient funds in the Debit Account to make such payments in full, Borrower agrees to pay KBK on demand a $100.00 manual processing fee. All payments of principal or interest on this Note shall be made in lawful money of the United States of America in immediately available funds, and, if such payments are not made via ACH, shall be made at KBK's address indicated above, or such other place as the holder of this Note shall designate in writing to Borrower. If any payment of principal of or interest on this Note shall become due on a day which is not a Business Day (as hereinafter defined), such payment shall be made on the next succeeding Business Day and any such extension of time shall be included in computing interest in connection with such payment. As used herein, the term "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which KBK's office in Fort Worth, Texas is closed. All regularly scheduled payments of the indebtedness evidenced by this Note shall be applied first to any accrued but unpaid interest then due and payable hereunder and then to the principal amount then due and payable. The books and records of KBK shall be prima facie evidence of all outstanding principal of and accrued and unpaid interest on this Note. To the extent that any interest is not paid on or before the fifth day after it becomes due and payable, KBK may, at its option, add such accrued interest to the principal of this Note. Notwithstanding anything herein to the contrary, upon an Event of Default (as hereinafter defined) or at maturity, whether by acceleration or otherwise, all principal of this Note shall, at the option of KBK, bear interest at a fixed rate equal to 18% per annum until paid.

Prepayment Penalty. Borrower may from time to time prepay all or any portion of the outstanding principal balance of this Note without premium or penalty; provided, however, if (a) the outstanding principal balance hereof is prepaid in full, and
(b) Borrower notifies KBK of Borrower's intention to terminate the credit facility (described in the Loan Agreement, defined below) prior to the Maturity Date, then, in addition to such principal prepayment, there shall be due and owing by Borrower at such time a prepayment penalty equal to one percent (1.0%) of the Total Principal Amount. Furthermore, should Borrower notify KBK of Borrower's intention to voluntarily terminate the Purchase Agreement (as hereinafter defined), it shall be deemed notification by Borrower to KBK of Borrower's intention to voluntarily terminate financing under this Note and to prepay this Note in full on the same day of the effective date of termination of the Purchase Agreement, such prepayment to be subject to the terms and conditions of the foregoing prepayment penalty.

Loan Documents. This Note is subject to the terms and conditions set forth in that certain Loan Agreement of even date herewith, by and between Borrower and KBK, as may be amended from time to time (the "Loan Agreement). This Note, the Loan Agreement and all other documents evidencing, securing, governing, guaranteeing and/or pertaining to this Note are hereinafter collectively referred to as the "Loan Documents". The holder of this Note is entitled to the benefits and security provided in the Loan Documents.

Advances. Subject to the terms of the Loan Agreement, Borrower may request advances and make payments hereunder from time to time, provided that it is understood and agreed that the aggregate principal amount outstanding from time to time hereunder shall not at any time exceed the Total Principal Amount. The unpaid balance of this Note shall increase and decrease with each new advance or payment hereunder, as the case may be. This Note shall not be deemed terminated or canceled prior to the Maturity Date, although the entire principal balance hereof may from time to time be paid in full. Subject to the terms of this Note and the other Loan Documents, Borrower may borrow, repay and reborrow hereunder.

Purpose. Borrower agrees that no advances under this Note shall be used for personal, family or household purposes, and that all advances hereunder shall be used solely for business, commercial, investment or other similar purposes.

Event of Default. Borrower agrees that upon the occurrence of any one or more of the following events of default ("Event of Default"):

(a) failure of Borrower to pay when due any installment of principal of or interest on this Note or on any other indebtedness now or hereafter owing by Borrower to KBK; or

(b) the occurrence of any event of default specified in any of the other Loan Documents; or

(c) the occurrence of an event of default or the breach of any term or covenant under that certain Account Transfer and Purchase Agreement of even date herewith, between KBK and Borrower, as may be amended from time to time (the "Purchase Agreement") or if the Purchase Agreement terminates or is terminated by either party for any reason; or

(d) the bankruptcy or insolvency of, the assignment for the benefit of creditors by, or the appointment of a receiver for any of the property of, or the liquidation, termination, dissolution or death or legal incapacity of Borrower;

the holder of this Note may, at its option, without further notice or demand, (i) declare the outstanding principal balance of and accrued but unpaid interest on this Note at once due and payable, (ii) refuse to advance any additional amounts under the Note, (iii) foreclose all liens securing payment hereof,
(iv) pursue any and all other rights, remedies and recourses available to the holder hereof, including but not limited to any such rights, remedies or recourses under the other Loan Documents, at law or in equity, or (v) pursue any combination of the foregoing. The failure to exercise the option to accelerate the maturity of this Note or any other right remedy or recourse available to the holder hereof upon the occurrence of an Event of Default hereunder shall not constitute a waiver of the right of the holder of this Note to exercise the same at that time or at any subsequent time with respect to such Event of Default or any other Event of Default. The rights, remedies and recourses of the holder hereof, as provided in this Note and in any of the other Loan Documents, shall be cumulative and concurrent and may be pursued separately, successively or together as often as occasion therefore shall arise, at the sole discretion of the holder hereof. The acceptance by the holder hereof of any payment under this Note which is less than the payment in full of all amounts due and payable at the time of such payment shall not (i) constitute a waiver of or impair, reduce, release or extinguish any right, remedy or recourse of the holder hereof, or nullify any prior exercise of any such right, remedy or recourse, or (ii) impair, reduce, release or extinguish the obligations of any party liable under any of the other Loan Documents as originally provided herein or therein.

Compliance With Usury Laws. This Note and the other Loan Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable usury laws. Accordingly, notwithstanding any provision to the contrary in this Note or any of the other Loan Documents, in no event whatsoever shall this Note or any of the other Loan Documents require the payment or permit the payment, taking, reserving, receiving, collection or charging of any sums constituting interest under applicable laws which exceed the maximum amount permitted by such laws. If any such excess interest is called for, contracted for, charged, taken, reserved, or received in connection with this Note or any of the other Loan Documents, or in any communication by KBK or any other person to Borrower or any other person, or in the event all or part of the principal or interest shall be prepaid or accelerated, so that under any of such circumstances or under any other circumstance whatsoever the amount of interest contracted for, charged, taken, reserved, or received on the amount of principal actually outstanding from time to time under this Note or any of the other Loan Documents shall exceed the maximum amount of interest permitted by applicable usury laws, then in any such event it is agreed as follows: (i) the provisions of this Section shall govern and control; (ii) neither Borrower nor any other person or entity now or hereafter liable for payments under this Note or any of the other Loan Documents shall be obligated to pay the amount of such interest to the extent such interest is in excess of the maximum amount of interest permitted by applicable usury laws; (iii) any such excess which is or has been received notwithstanding this Section shall be credited against the then unpaid principal balance of this Note and the other Loan Documents or, if this Note or any of the other Loan Documents has been or would be paid in full by such credit, refunded to Borrower, and (iv) the provisions of this Note or any of the other Loan Documents, and any commuication to Borrower, shall immediately be deemed reformed and such excess interest reduced, without the necessity of executing any other document, to the maximum lawful rate allowed under applicable laws as now or hereafter construed by courts having jurisdiction hereof or thereof. Without limiting the foregoing, all calculations of the rate of interest contracted for, charged, taken, reserved, or received in connection herewith which are made for the purpose of determining whether such rate exceeds the maximum lawful rate shall be made to the extent permitted by applicable laws by amortizing, prorating, allocating and spreading during the period of the full term of this Note or any of the other Loan Documents, including all prior and subsequent renewals and extensions, all interest at any time contracted for, charged, taken, reserved, or received. The terms of this Section shall be deemed to be incorporated into every other Loan Document.

Borrower and KBK agree that Chapter 346 of the Texas Finance Code, formerly Chapter 15 of the Texas Revised Civil Statutes (which regulates certain revolving loan accounts and revolving tri-party accounts) shall not apply to any revolving loan accounts created under this Note or maintained in connection therewith.

To the extent that the interest rate laws of the State of Texas are applicable to this Note, the applicable interest rate ceiling is the indicated (weekly) ceiling determined in accordance with Article 5069-1D.002 of the Texas Revised Civil Statutes, as amended, and, to the extent that this Note is deemed an open end account as such term is defined in Article 5069-1B.002 (14) of the Texas Revised Civil Statutes, as amended, KBK retains the right to modify the interest rate in accordance with applicable law. As used in this Note, the term "applicable law" means the laws of the State of Texas laws or the United States of America, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

Costs of Collection; Waivers. If this Note is placed in the hands of an attorney for collection, or is collected in whole or in part by suit or through probate, bankruptcy or other legal proceedings of any kind, Borrower agrees to pay, in addition to all other sums payable hereunder, all costs and expenses of collection, including but not limited to reasonable attorneys' fees. Borrower and any and all endorsers and guarantors of this Note severally waive presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration and dishonor, diligence in enforcement and indulgences of every kind and without further notice hereby agree to renewals, extensions, exchanges or releases of collateral, taking of additional collateral indulgences or partial payments, either before or after maturity.

Governing Law; Venue; Submission to Jurisdiction; Waiver of Jury Trial. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF. THIS
NOTE IS PERFORMABLE IN TARRANT COUNTY, TEXAS. BORROWER AGREES THAT TARRANT COUNTY, TEXAS SHALL BE THE EXCLUSIVE VENUE FOR LITIGATION OF ANY DISPUTE OR CLAIM ARISING UNDER OR RELATING TO THIS NOTE, AND THAT SUCH COUNTY IS A CONVENIENT FORUM IN WHICH TO DECIDE ANY SUCH DISPUTE OR CLAIM. BORROWER CONSENTS TO THE PERSONAL JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN TARRANT COUNTY, TEXAS FOR THE LITIGATION OF ANY SUCH DISPUTE OR CLAIM. BORROWER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. SELLER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Waiver of Jury Trial.  BORROWER HEREBY IRREVOCABLY WAIVES, TO
THE MAXIMUM EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A
TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR
INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION
WITH THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY OR
ASSOCIATED HEREWITH.

FINAL AGREEMENT. THIS NOTE AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN KBK AND BORROWER WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                                BORROWER:

                                RED OAK FARMS, INC.

                               By:______________________

                               Print Name:
                               Title:

April __, 1998


Quality Refrigerated Services
6029 N. 16th Street
Omaha, Nebraska 68110

Gentlemen:

     Pursuant to our financing agreements (the "Agreements") with KBK Financial, Inc. ("KBK"), we have granted to KBK a security interest in, among other things: (a) all of our present and future inventory and farm products, wherever located, and the proceeds thereof, including without limitation all of our inventory and farm products which we have heretofore delivered to you for storage and is now in your possession and any of our inventory and farm products which we may in the future deliver to you for storage; and (b) all documents of title representing any of the foregoing and the proceeds thereof. Such inventory and farm products includes, without limitation, certain livestock, livestock products, meat and meat products.

     Pursuant to KBK's rights under the Agreements, KBK has requested and we have agreed to issue to you the following instructions regarding our inventory and farm products, all of which instructions may not hereafter be modified or rescinded by us except with the express written consent of KBK.

     With respect to any of our inventory and farm products hereafter delivered by us to you for storage, you shall issue therefor only non-negotiable warehouse receipts and such non-negotiable warehouse receipts shall be issued only in KBK's name. You shall at no time issue negotiable warehouse receipts to any party with respect to any of our inventory and farm products.

     Please sign this letter below where provided to indicate your consent and agreement to all of the foregoing and your affirmation that:

     (a) you have not heretofore issued negotiable warehouse receipts with respect to any of our inventory and farm products now in your possession; and

     (b) with respect to any of our inventory and farm products now or hereafter coming into your possession, you shall honor any subsequent instructions issued to you by KBK as to the disposition thereof, notwithstanding any instructions to the contrary which you may receive from us or any third party, and notwithstanding the fact that non-negotiable warehouse receipts representing any such inventory and farm products have been issued by you to us and are in our possession; and

     (c) any security interest, lien, right of distraint or levy or other encumbrance or claim in your favor, whether for unpaid slaughter, fabrication, and processing services, or storage charges or otherwise, that you may now or hereafter have in any of our inventory and farm products, shall be subject and subordinate in all respects to any security interest which KBK may now or hereafter have in any such inventory and farm products; and

     (d) these instructions shall not be modified, amended, or supplemented without the prior written consent of KBK; and

     (e) KBK shall be provided with reasonable access to the inventory and farm products described above for purposes of auditing or appraising such inventory and farm products or exercising its rights and remedies from time to time.

                                 Very truly yours,

                                 RED OAK FARMS, INC.

                                 By:_______________________


                                Title:____________________


AGREED:

QUALITY REFRIGERATED SERVICES

By:_________________________________

Title:________________________________

                    SUBORDINATION AGREEMENT
                            (Debt)

     This Subordination Agreement ("Agreement") is made and entered into as of the ____ day of April, 1998, by and between KBK Financial, Inc., a Delaware corporation ("KBK") and
MoorMan's, Inc., an Illinois corporation ("Creditor"), with respect to the following facts:

A. KBK and Red Oak Farms, Inc., an Iowa corporation ("Client"), have entered into that certain Account Transfer and Purchase Agreement, dated to be effective as of April _____, 1998, ("Purchase Agreement"), pursuant to which Purchase Agreement the parties have provided for the terms and conditions under which KBK may, from time to time, purchase from Client certain accounts receivable of Client and related rights (hereinafter collectively referred to as the "Purchased Accounts"), and Client has made certain covenants, representatives, and warranties to KBK with respect to each Purchased Account. KBK has or will provide certain financing to Client as evidenced by that certain Revolving Credit Promissory Note dated as of April _____, 1998, payable by Client to the order of KBK in the stated principal amount of $1,500,000 (such promissory note, together with all renewals, amendments and modifications thereof, the "KBK Note").

B. To secure Client's obligations to KBK under the Purchase Agreement and the KBK Note, Client has granted to KBK a first priority security interest in and to all present and future accounts, general intangibles, equipment, inventory, livestock, documents, instruments, chattel paper, and contract rights, and any and all proceeds thereof, and such other and additional collateral as may be described in the Purchase Agreement and that certain Security Agreement of even date with the KBK Note, executed by Client for the benefit of KBK (all of the foregoing are hereinafter collectively referred to as the "Collateral").

C. Client has executed that certain promissory note dated ______________, payable by Client to the order of Creditor in the stated principal amount of $__________, a copy of which is attached hereto as Exhibit A (the "Subordinated Note").

D. KBK and Creditor intend, by this Agreement, to establish, between themselves, and their respective successors and assigns, for the subordination by Creditor of all indebtedness and other obligations of Client now and hereafter owing to Creditor (including, without limitation, all indebtedness owing under the Subordinated Note, and any and all renewals, modifications, and extensions thereof) to the obligations of Client to KBK, however contingent.

NOW, THEREFORE, FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.   Subordination of Obligations.

           1.1 The term "Obligations" is used and shall be construed in this Agreement in its broadest and most comprehensive sense and shall mean all present and future indebtedness of Client which may be, from time to time, directly or indirectly, incurred by Client, and any and all extensions, renewals, renewals, and modifications thereof, including, but not limited to, any invoices, contracts, agreements, or other instruments evidencing the same, and all promissory notes, guarantees, debts, demands, monies, indebtedness, liabilities and obligations owed, or to become owing, including interest, principal, costs, and other charges, and all claims, rights, causes of actions, judgments, decrees, remedies, liens, security interests, or other obligations, and all security therefor, of any kind whatsoever and howsoever arising, whether voluntary, involuntary, absolute, contingent, or by operation of law, specifically excluding herefrom all obligations due to Creditor by Client for goods purchased by Client from Creditor in the ordinary course of and used in the business of Client.

           1.2 Any and all Obligations now owing and hereafter owed by Client to Creditor, including, without limitation, all indebtedness evidenced by the Subordinated Note (the "Creditor Obligations") are hereby unconditionally and irrevocably subordinated and made subject to any and all Obligations now owing and hereafter owed by Client to KBK, including, without limitation, all amounts owing by Client under the KBK Note (hereinafter collectively the "KBK Obligations"), for so long as any of the KBK Obligations shall remain unpaid and not fully and finally discharged and satisfied.


           1.3 Until termination of this Agreement, Creditor agrees: (a) not to collect, or to receive payment upon, by setoff or in any other manner, all or any portion of the Creditor Obligation; (b) not to sell, assign, transfer, pledge, or grant a security interest in the Creditor Obligations (except subject expressly to this Agreement); (c) not to accelerate the maturity of the Creditor Obligations; (d) not to commence, prosecute or participate in any administrative, legal, or equitable action that might adversely affect Client or KBK's interests; (e) not to join in any petition for bankruptcy or assignment for the benefit of creditors agreement affecting Client or any of its assets, or seek to appoint a receiver for all or any portion of Client's assets; (f) not to take any lien or security on Client's assets or property, real or personal;
               (g) not to incur any obligation to or receive any loans advances, or payments of any kind or gifts from Client; (h) not to take any other action, directly or indirectly, which would in any manner interfere with or impair the rights of KBK with respect to any collateral for the KBK Obligations, without KBK's prior written consent; and (i) not to amend or modify the terms of the Subordinated Note without the prior written consent of KBK.

          1.4 Except as otherwise hereinafter expressly provided, all of the KBK Obligations now or hereafter existing shall be first paid, satisfied, discharged or satisfactory provisions made therefore by Client before any payment shall be made by Client on the Creditor Obligations. This priority of payment shall apply at all times until all of the KBK Obligations have been fully and finally repaid, satisfied, and discharged in full.

           1.5 In the event of any liquidation or dissolution of Client, whether partial or complete, voluntary or involuntary, by operation of law or otherwise, or in the event of any receivership, insolvency or bankruptcy proceedings by or against Client under any bankruptcy or insolvency laws (a) any and all payments or distributions of any kind or character, whether in cash, securities, or other property, which thereafter shall be payable or deliverable to Creditor upon or with respect to any portion of the Creditor Obligations, shall immediately be paid or delivered by Creditor directly to KBK for application in reduction of the KBK Obligations, whether or not then due or mature, in such manner as KBK shall determine in its sole discretion, and (b) KBK shall have the right (but not the obligation) to file a claim on behalf of Creditor respecting the Creditor Obligations in any such proceedings and to collect and receive all payments that may be declared or become payable on the claim of Creditor thereunder, or interest thereon (up until full payment and performance of the KBK Obligations at which time, upon request by Creditor, such claim shall be assigned or otherwise conveyed to Creditor without recourse), and KBK hereby is irrevocably appointed as attorney-in-fact for Creditor for such purpose in all such proceedings.

          1.6 Creditor further agrees that should Creditor take or receive any security interest in, or lien by way of attachment, execution or otherwise on any of the assets or property, real or personal, of Client, or should Creditor take or join in any other action or proceeding contrary to this Agreement, at any time prior to the termination of this Agreement, KBK shall be entitled to have the same vacated, dissolved and set aside by such proceedings at law, or otherwise, as KBK may deem proper. This Agreement shall be and constitutes full and sufficient grounds for such action and shall entitle KBK to become a party to any proceedings at law, or otherwise, initiated by KBK or by any other party, in or by which KBK may deem it proper to protect KBK's interests hereunder. Creditor shall be liable to KBK for all losses, expenses, and other damages sustained by KBK by reason of such breach, including attorneys' fees and related costs in any such legal action or proceeding.
           1.7 If Creditor shall receive any payments, security interest, or other rights in any property of Client in violation of this Agreement, such payment or property shall be deemed to be received and held by Creditor in trust for KBK and shall forthwith be delivered and transferred to KBK for application in reduction of the KBK Obligations, whether or not then due or mature, in such manner as KBK shall determine in its sole discretion.

           1.8 Notwithstanding any provision to the contrary contained herein, Creditor shall be entitled to receive regularly scheduled interest and principal payments from Client in an amount set forth in the schedule attached hereto as Exhibit "A"; provided, however, Creditor's right to receive any such payments under the Subordinated Note shall be automatically and immediately revoked in the event (a) Client is in breach or default of any documents, instruments or agreements evidencing, guaranteeing, securing or pertaining to the KBK Obligations, or (b) the terms and provisions of this Agreement are breached. Any amounts received by Creditor after the time Creditor's right to receive payments under the Subordinated Note have been revoked shall be held in trust by Creditor for the benefit of KBK and shall be delivered immediately to KBK. It is understood and agreed that Creditor shall not be entitled receive any prepayments of all or any part of the Creditor Obligations.

     2. Representations and Warranties of Creditor. Creditor hereby represents and warrants to KBK that Creditor is the sole holder and beneficial owner of the Subordinated Note and all interests and rights created thereby with respect to said instruments relating thereto, and have not assigned, transferred, pledged, or granted a security interest in the Subordinated Note, or any right or interest therein or thereunder, and has not entered into any agreement, option, or other Agreement for the sale, assignment, pledge or grant of a security interest in any of the foregoing, including, without limitation, any grant of any option, right of first refusal, or other pre-emptive right to purchase or acquire any right or interest therein.

     3. Reliance by KBK. This Agreement is an irrevocable and continuing agreement of subordination and KBK may continue to rely upon same in providing financing and other financial accommodations to or for the benefit of Client. In connection therewith, KBK may without notice to or consent from Creditor and without impairing the rights and obligations of the parties under this Agreement (a) release any person or entity now or hereafter liable upon any of the KBK Obligations, (b) permit substitutions of or release all or any portion of the Collateral, (c) renew, extend or modify the terms of the KBK Obligations or any document or instrument evidencing, governing, securing or guaranteeing any of the KBK Obligations, and/or (d) provide additional financing to Client after the date hereof.

     4. No Commitment. It is understood and agreed that this Agreement shall in no way be construed as a commitment or agreement by KBK to continue financing arrangements with Client and that KBK may terminate such arrangements at any time, in accordance with KBK's agreements with Client.

     5. Financial Condition of Client. Creditor has adequate means to obtain from Client on a continuing basis information concerning the financial condition of Client and Creditor is not relying on KBK to provide such information now or in the future. Creditor acknowledges and agrees that KBK is not obligated to keep Creditor informed of Client's financial condition.

     6. Affect on Client's Actions. Client shall not be entitled for any purpose or under any circumstances to rely upon the failure of KBK or Creditor to comply with the terms hereof. Nothing herein contained shall be deemed to authorize Client to take any action not permitted under any agreement between Client and KBK or Creditor. Client shall not be deemed to be a third party beneficiary to this Agreement or to have any rights hereunder whatsoever.

     7. No Challenge to Validity. Creditor covenants and agrees not to take any action to seek to avoid or set aside the perfected security interest in the Purchased Accounts or the Collateral or to seek to rescind, modify, or circumvent the provisions of this Agreement.

     8. Termination. This Agreement shall terminate on the first date when both of the following events shall have occurred and exist simultaneously: (a) full and final payment in cash of all of the KBK Obligations; and (b) termination or expiration of the Purchase Agreement and all obligations or commitments of KBK to provide financing to Client.

     9. Amendment. This Agreement may not be amended except by written agreement executed by both KBK and Creditor.

     10. Captions. Captions as used in this Agreement are for convenience only, and shall not affect the construction of this Agreement.

     11. Governing Law; Jury Waiver. This Agreement shall be governed by and construed in accordance with the laws of the state of Texas.
          The parties hereto agree that Tarrant County, Texas, will be the exclusive venue for litigation of any dispute or claim arising under or related to this Agreement. the parties hereto waive the right to a trial by jury in any action or proceeding of any kind arising out of or relating to this agreement.

     12. Successors and Assigns. Unless otherwise herein provided, this Agreement shall be binding upon and inure to the benefit of all successors and assigns, including, without limitation, such transferee of any of the obligations of Client to KBK or to Creditor under any agreement or by law. Any transferee of the obligations or indebtedness owed by Client to Creditor or any part thereof, shall take such obligations or indebtedness or any part thereof subject to the provisions of this Agreement.

     13. Entire Agreement. This Agreement constitutes the complete and integrated agreement of both KBK and Creditor with respect to the subject matter hereof, supersedes all prior or contemporaneous oral agreements, assigns or negotiations, and may not be orally modified or supplemented by parol or extrinsic evidence.

     14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be original, but all of which constitute but one agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally effective as delivery of a manually executed counterpart of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

"Creditor"                              "KBK"

MOORMAN'S, INC.                         KBK FINANCIAL, INC.
By:                                     By:

Name:                                   Name:

Title:                                 Title:


ACKNOWLEDGMENT BY CLIENT

     The undersigned, being the Client named in the foregoing Agreement, hereby (i) accepts and consents to such Agreement,
(ii) agrees to be bound by all of the provisions thereof, (iii) agrees to recognize all priorities and other rights granted thereby, (iv) agrees to pay Creditor in accordance therewith, and
(v) acknowledges and agrees that such Agreement may be altered, modified or amended by KBK and Creditor without notice to or consent of Client.


RED OAK FARMS, INC.

By:

Name:
Title:
Date:

                       SECURITY AGREEMENT


THIS SECURITY AGREEMENT ("Agreement") is made as of the 20th day of April, 1998, by RED OAK FARMS, INC., an Iowa corporation (hereinafter called "Debtor", whether one or more), in favor of KBK FINANCIAL, INC., a Delaware corporation authorized to do business in Texas ("Secured Party"). Debtor hereby agrees with Secured Party as follows:

1. Definitions. As used in this Agreement, the following terms shall have the meanings indicated below:

     (a) "Code" shall mean the Uniform Commercial Code as in effect in the State of Texas, as it may hereafter be amended from time to time.

     (b) "Collateral" shall mean all of the property set forth below:

     Accounts. All present and future accounts, contract rights, chattel paper, documents, instruments, warehouse receipts, deposit accounts and general intangibles now or hereafter owned by Debtor, all money and other funds of Debtor which may now or hereafter come into the possession, custody or control of Secured Party, all books of account and customer lists, and in any case where an account arises from the sale of goods, the interest of Debtor in such goods.

     Inventory. All present and hereafter acquired inventory (including without limitation, all raw materials, work in process and finished goods) owned by Debtor wherever located, and all warehouse receipts pertaining to such inventory.

     Farm Products. All present and hereafter acquired livestock, supplies used or produced in farming operations, products of livestock (whether in their manufactured state or unmanufactured state), including, without limitation, all cattle now owned by Debtor (including conceived but unborn livestock) or hereafter acquired by Debtor (including unconceived livestock and all additions to, substitutions for, and replacements of any livestock) (collectively, the "Livestock").

     The term Collateral, as used herein, shall also include
     (i) all records relating in any way to the foregoing (including, without limitation, any computer software, whether on tape, disk, card, strip, cartridge or any other form), and (ii) all PRODUCTS and PROCEEDS of all of the foregoing (including without limitation, insurance payable by reason of loss or damage to the foregoing property). The designation of proceeds does not authorize Debtor to sell, transfer or otherwise convey any of the foregoing property except finished goods intended for sale in the ordinary course of Debtor's business or as otherwise provided herein.
     (c) "Financing Documents" shall mean all instruments and documents evidencing, securing, governing, guaranteeing and/or pertaining to the Indebtedness.

     (d) "Indebtedness" shall mean (i) indebtedness, obligations and liabilities owing by Debtor to Secured Party under the Note and Purchase Agreement and all other indebtedness, obligations and liabilities of Debtor to Secured Party of any kind or character, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, and regardless of whether such indebtedness, obligations and liabilities may, prior to their acquisition by Secured Party, be or have been payable to or in favor of a third party and subsequently acquired by Secured Party (it being contemplated that Secured Party may make such acquisitions from third parties), including without limitation all indebtedness, obligations and liabilities of Debtor to Secured Party now existing or hereafter arising by note, draft, acceptance, guaranty, endorsement, letter of credit, assignment, purchase, overdraft, discount, indemnity agreement or otherwise, (ii) all obligations of Debtor to Secured Party under any documents evidencing, securing, governing and/or pertaining to all or any part of the indebtedness, obligations and liabilities described in (i) above, (iii) all costs and expenses incurred by Secured Party in connection with the collection and administration of all or any part of the indebtedness, obligations and liabilities described in (i) and
(ii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness, obligations and liabilities, including without limitation all reasonable attorneys' fees, and (iv) all renewals, extensions, modifications and rearrangements of the indebtedness, obligations and liabilities described in (i),
(ii) and (iii) above.

     (e) "Note" means that certain promissory note of even date herewith payable by Debtor to the order of Secured Party in the stated principal amount of $1,500,000.00, as may be renewed, extended, amended and modified from time to time.

     (f) "Purchase Agreement" means that certain account transfer and purchase agreement of even date herewith, between Debtor and Secured Party, as may be amended from time to time.

     All words and phrases used herein which are expressly defined in Section 1.201 or Chapter 9 of the Code shall have the meaning provided for therein. Other words and phrases defined elsewhere in the Code shall have the meaning specified therein except to the extent such meaning is inconsistent with a definition in Section 1.201 or Chapter 9 of the Code.

2.   Security Interest.  As security for the Indebtedness,
Debtor, for value received, hereby grants to Secured Party a continuing security interest in the Collateral.

3. Representations and Warranties. Debtor hereby represents and warrants the following to Secured Party:

     (a) Due Authorization. The execution, delivery and performance of this Agreement and all of the other Financing Documents executed by Debtor have been duly authorized by all necessary corporate action of Debtor, to the extent Debtor is a corporation, or by all necessary partnership action, to the extent Debtor is a partnership.

     (b) Enforceability. This Agreement and the other Financing Documents executed by Debtor constitute legal, valid and binding obligations of Debtor, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles.

     (c) Ownership and Liens. Debtor has good and marketable title to the Collateral free and clear of all liens, security interests, encumbrances or adverse claims, (other than those in favor of Secured Party or otherwise disclosed to and consented by Secured Party in writing). No dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral. Debtor has not executed any other security agreement currently affecting the Collateral and no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except as (i) may have been executed or filed in favor of Secured Party, or (ii) consented to by Secured Party in writing.

     (d) No Conflicts or Consents. Neither the ownership, the intended use of the Collateral by Debtor, the grant of the security interest by Debtor to Secured Party herein nor the exercise by Secured Party of its rights or remedies hereunder, will (i) conflict with any provision of (A) any domestic or foreign law, statute, rule or regulation, (B) the articles or certificate of incorporation, charter, bylaws or partnership agreement, as the case may be, of Debtor, or (C) any agreement, judgment, license, order or permit applicable to or binding upon Debtor, or (ii) result in or require the creation of any lien, charge or encumbrance upon any assets or properties of Debtor or of any person except as may be expressly contemplated in the Financing Documents. Except as expressly contemplated in the Financing Documents, no consent, approval, authorization or order of, and no notice to or filing with, any court, governmental authority or third party is required in connection with the grant by Debtor of the security interest herein or the exercise by Secured Party of its rights and remedies hereunder.

     (e) Security Interest. Debtor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Secured Party in the manner provided herein, free and clear of any lien, security interest or other charge or encumbrance (other than those in favor of Secured Party or otherwise disclosed to and consented by Secured Party in writing). This Agreement creates a legal, valid and binding security interest in favor of Secured Party in the Collateral securing the Indebtedness. Possession by Secured Party of all instruments, chattel paper and cash constituting Collateral from time to time and/or the filing of the financing statements delivered prior hereto and/or concurrently herewith by Debtor to Secured Party will perfect and establish the first priority of Secured Party's security interest hereunder in the Collateral.

     (f) Location. Debtor's residence or chief executive office, as the case may be, and the office where the records concerning the Collateral are kept is located at its address set forth on the signature page hereof. Except as specified elsewhere herein, all Collateral shall be kept at such address and such other addresses as may be listed in Schedule "A" attached hereto and made a part hereof.

     (g) Solvency of Debtor. As of the date hereof, and after giving effect to this Agreement and the completion of all other transactions contemplated by Debtor at the time of the execution of this Agreement, (i) Debtor is and will be solvent,
(ii) the fair saleable value of Debtor's assets exceeds and will continue to exceed Debtor's liabilities (both fixed and contingent), (iii) Debtor is paying and will continue to be able to pay its debts as they mature, and (iv) if Debtor is not an individual, Debtor has and will have sufficient capital to carry on Debtor's businesses and all businesses in which Debtor is about to engage.

     (h) Compliance with Environmental Laws. Except as disclosed in writing to Secured Party, Debtor is conducting Debtor's businesses in material compliance with all applicable federal, state and local laws, statutes, ordinances, rules, regulations, orders, determinations and court decisions, including without limitation, those pertaining to health or environmental matters.

     (i) Inventory. The security interest in the inventory granted hereunder shall continue through all stages of manufacture and shall, without further action, attach to the accounts or other proceeds resulting from the sale, lease or other disposition thereof and to all such inventory as may be returned to Debtor by its account debtors.

     (j) Accounts. Each account pledged hereunder represents the valid and legally binding indebtedness of a bona fide account debtor arising from the sale or lease by Debtor of goods or the rendition by Debtor of services and is not subject to contra accounts, setoffs, defenses or counterclaims by or available to account debtors obligated on the accounts except as disclosed by Debtor to Secured Party from time to time in writing. The amount shown as to each account on Debtor's books is the true and undisputed amount owing and unpaid thereon, subject only to discounts, allowances, rebates, credits and adjustments to which the account debtor has a right and which have been disclosed to Secured Party in writing.

     (k) Chattel Paper, Documents and Instruments. The chattel paper, documents and instruments of Debtor pledged hereunder have only one original counterpart and no party other than Debtor or Secured Party is in actual or constructive possession of any such chattel paper, documents or instruments.

4. Affirmative Covenants. Debtor will comply with the covenants contained in this Section at all times during the period of time this Agreement is effective unless Secured Party shall otherwise consent in writing.

     (a) Ownership and Liens. Debtor will maintain good and marketable title to all Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except those in favor of Secured Party and the security interests and other encumbrances expressly permitted herein or by the other Financing Documents. Debtor will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to all or any part of the Collateral. Debtor will cause any financing statement or other security instrument with respect to the Collateral to be terminated, except those liens (i) expressly permitted herein or by the other Financing Documents or (ii) that may exist or as may have been filed in favor of Secured Party. Debtor will defend at its expense Secured Party's right, title and security interest in and to the Collateral against the claims of any third party.

     (b) Further Assurances. Debtor will from time to time at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation: (A) executing and filing such financing or continuation statements, or amendments thereto; and (B) furnishing to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral, all in reasonable detail satisfactory to KBK.

     (c) Inspection of Collateral. Debtor will keep adequate records concerning the Collateral and will permit Secured Party and all representatives and agents appointed by Secured Party to inspect any of the Collateral and the books and records of or relating to the Collateral at any time during normal business hours, to make and take away photocopies, photographs and printouts thereof and to write down and record any such information.

     (d) Payment of Taxes. Debtor (i) will timely pay all property and other taxes, assessments and governmental charges or levies imposed upon the Collateral or any part thereof, (ii) will timely pay all lawful claims which, if unpaid, might become a lien or charge upon the Collateral or any part thereof, and (iii) will maintain appropriate accruals and reserves for all such liabilities in a timely fashion in accordance with generally accepted accounting principles. Debtor may, however, delay paying or discharging any such taxes, assessments, charges, claims or liabilities so long as the validity thereof is contested in good faith by proper proceedings and it does not impair Secured Party's security interest and provided Debtor has set aside on Debtor's books adequate reserves therefor; provided, however, Debtor understands and agrees that in the event of any such delay in payment or discharge and upon Secured Party's written request, Debtor will establish with Secured Party an escrow acceptable to Secured Party adequate to cover the payment of such taxes, assessments and governmental charges with interest, costs and penalties and a reasonable additional sum to cover possible costs, interest and penalties (which escrow shall be returned to Debtor upon payment of such taxes, assessments, governmental charges, interests, costs and penalties or disbursed in accordance with the resolution of the contest to the claimant) or furnish Secured Party with an indemnity bond secured by a deposit in cash or other security acceptable to Secured Party. Notwithstanding any other provision contained in this Subsection, Secured Party may at its discretion exercise its rights under Subsection 6(c) at any time to pay such taxes, assessments, governmental charges, interest, costs and penalties.

     (e) Mortgagee's and Landlord's Waivers. Debtor shall cause each mortgagee of real property owned by Debtor and each landlord of real property leased by Debtor to execute and deliver agreements satisfactory in form and substance to Secured Party by which such mortgagee or landlord waives or subordinates any rights it may have in the Collateral.

     (f) Accounts and General Intangibles. Debtor will duly perform and cause to be performed all of its obligations with respect to the goods or services, the sale or lease or rendition of which gave rise or will give rise to each account pledged hereunder and all of its obligations to be performed under or with respect to the general intangibles pledged hereunder. Debtor also covenants and agrees to take any action and/or execute any documents that Secured Party may request in order to comply with the Federal Assignment of Claims Act, as amended.

     (g) Chattel Paper, Documents and Instruments. Debtor will take such action as may be requested by Secured Party in order to cause any Collateral which constitute chattel paper, documents or instruments to be valid and enforceable and will cause all chattel paper to have only one original counterpart. Upon request by Secured Party, Debtor will deliver to Secured Party all originals of chattel paper, documents or instruments or will mark all originals of chattel paper with a legend indicating that such chattel paper is subject to the security interest granted hereunder.

     (h) Condition of Goods. Debtor will maintain, preserve, protect and keep all Collateral which constitutes goods in good condition, repair and working order and will cause such Collateral to be used and operated in good and workmanlike manner, in accordance with applicable laws and in a manner which will not make void or cancelable any insurance with respect to such Collateral. Debtor will promptly make or cause to be made all repairs, replacements and other improvements to or in connection with the Collateral which Secured Party may request from time to time.

     (i) Insurance. Debtor will, at its own expense, maintain insurance with respect to all Collateral which constitutes goods in such amounts, against such risks, in such form and with such insurers, as shall be satisfactory to Secured Party from time to time. If requested by Secured Party, each policy for property damage insurance shall provide for all losses to be paid directly to Secured Party. If requested by Secured Party, each policy of insurance maintained by Debtor shall (i) name Debtor and Secured Party as insured parties thereunder (without any representation or warranty by or obligation upon Secured Party) as their interests may appear, (ii) contain the agreement by the insurer that any loss thereunder shall be payable to Secured Party notwithstanding any action, inaction or breach of representation or warranty by Debtor, (iii) provide that there shall be no recourse against Secured Party for payment of premiums or other amounts with respect thereto, and (iv) provide that at least ten (10) days prior written notice of cancellation or of lapse shall be given to Secured Party by the insurer. Debtor will, if requested by Secured Party, deliver to Secured Party original or duplicate policies of such insurance and, as often as Secured Party may reasonably request, a report of a reputable insurance broker with respect to such insurance. Debtor will also, at the request of Secured Party, duly execute and deliver instruments of assignment of such insurance policies and cause the respective insurers to acknowledge notice of such assignment. All insurance payments in respect of loss of or damage to any Collateral shall be paid to Secured Party and applied as Secured Party in its sole discretion deems appropriate.

     j.   Care and Preservation of the Livestock.  Debtor will:

          i. Feed, care for, attend to, inoculate, water and perform or cause to be performed any other act or acts appropriate or necessary to care for, maintain, preserve and protect the Livestock.

          ii. Perform or cause to be performed such other acts as are related to the Livestock or to the products of the Livestock, including, but not limited to, processing, preserving, protecting and storing such products.

          iii. Not commit or suffer to be committed any damage to or destruction of the Livestock.

          iv. Permit Secured Party and any of its agents, employees or representatives to enter upon the premises where any of the Livestock are located at any reasonable time and from time to time for the purpose of examining and inspecting the Livestock.

5. Negative Covenants. Debtor will comply with the covenants contained in this Section at all times during the period of time this Agreement is effective, unless Secured Party shall otherwise consent in writing.

     (a) Transfer or Encumbrance. Debtor will not (i) sell, assign (by operation of law or otherwise), transfer, exchange, lease or otherwise dispose of any of the Collateral, (ii) grant a lien or security interest in or execute, file or record any financing statement or other security instrument with respect to the Collateral to any party other than Secured Party, except as expressly permitted herein or in the other Financing Documents, or (iii) deliver actual or constructive possession of any of the Collateral to any party other than Secured Party, except for (A) sales and leases of inventory in the ordinary course of business, and (B) the sale or other disposal of any item of equipment which is worn out or obsolete and which has been replaced by an item of equal suitability and value, owned by Debtor and made subject to the security interest under this Agreement, but which is otherwise free and clear of any lien, security interest, encumbrance or adverse claim; provided, however, the exceptions permitted in clauses (A) and (B) above shall automatically terminate upon the occurrence of an Event of Default.

     (b) Impairment of Security Interest. Debtor will not take or fail to take any action which would in any manner impair the value or enforceability of Secured Party's security interest in any Collateral.

     (c) Possession of Collateral. Debtor will not cause or permit the removal of any Collateral from its possession, control and risk of loss, nor will Debtor cause or permit the removal of any Collateral from the address on the signature page hereof and the addresses specified on Schedule "A" to this Agreement other than (i) as permitted by Subsection 5(a), or
(ii) in connection with the possession of any Collateral by Secured Party or by its bailee.

     (d) Goods. Debtor will not permit any Collateral which constitutes goods to at any time (i) be covered by any document except documents in the possession of the Secured Party, (ii) become so related to, attached to or used in connection with any particular real property so as to become a fixture upon such real property, or (iii) be installed in or affixed to other goods so as to become an accession to such other goods unless such other goods are subject to a perfected first priority security interest under this Agreement.

     (e) Compromise of Collateral. Debtor will not adjust, settle, compromise, amend or modify any Collateral, except an adjustment, settlement, compromise, amendment or modification in good faith and in the ordinary course of business; provided, however, this exception shall automatically terminate upon the occurrence of an Event of Default or upon Secured Party's written request. Debtor shall provide to Secured Party such information concerning (i) any adjustment, settlement, compromise, amendment or modification of any Collateral, and
(ii) any claim asserted by any account debtor for credit, allowance, adjustment, dispute, setoff or counterclaim, as Secured Party may request from time to time.

     (f) Financing Statement Filings. Debtor recognizes that financing statements pertaining to the Collateral have been or may be filed where Debtor maintains any Collateral, has its records concerning any Collateral or has its residence or chief executive office, as the case may be. Without limitation of any other covenant herein, Debtor will not cause or permit any change in the location of (i) any Collateral, (ii) any records concerning any Collateral, or (iii) Debtor's residence or chief executive office, as the case may be, to a jurisdiction other than as represented in Subsection 3(f) unless Debtor shall have notified Secured Party in writing of such change at least thirty (30) days prior to the effective date of such change, and shall have first taken all action required by Secured Party for the purpose of further perfecting or protecting the security interest in favor of Secured Party in the Collateral. In any written notice furnished pursuant to this Subsection, Debtor will expressly state that the notice is required by this Agreement and contains facts that may require additional filings of financing statements or other notices for the purpose of continuing perfection of Secured Party's security interest in the Collateral.

     (g) Liquidations, Mergers. Debtor shall not merge or consolidate with or into any other entity or liquidate, dissolve or otherwise cease conducting business.

6. Rights of Secured Party. Secured Party shall have the rights contained in this Section at all times during the period of time this Agreement is effective.

     (a) Additional Financing Statements Filings. Debtor hereby authorizes Secured Party to file, without the signature of Debtor, one or more financing or continuation statements, and amendments thereto, relating to the Collateral. Debtor further agrees that a carbon, photographic or other reproduction of this Security Agreement or any financing statement describing any Collateral is sufficient as a financing statement and may be filed in any jurisdiction Secured Party may deem appropriate.

     (b) Power of Attorney. Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact, such power of attorney being coupled with an interest, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise, from time to time in Secured Party's discretion, to take any action and to execute any instrument which Secured Party may deem necessary or appropriate to accomplish the purposes of this Agreement, including without limitation: (i) to obtain and adjust any insurance required by Secured Party hereunder; (ii) to demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of the Collateral; (iii) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) or
(ii) above; and (iv) to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or appropriate for the collection and/or preservation of the Collateral or otherwise to enforce the rights of Secured Party with respect to the Collateral.

     (c) Performance by Secured Party. If Debtor fails to perform any agreement or obligation provided herein, Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be a part of the Indebtedness, secured by the Collateral and payable by Debtor on demand.

     (d) Debtor's Receipt of Proceeds. All amounts and proceeds (including instruments and writings) received by Debtor in respect of accounts, general intangibles or chattel paper shall be received in trust for the benefit of Secured Party hereunder and, upon request of Secured Party, shall be segregated from other property of Debtor and shall be forthwith delivered to Secured Party in the same form as so received (with any necessary endorsement) and applied to the Indebtedness in such manner as Secured Party deems appropriate in its sole discretion.

     (e) Notification of Account Debtors. Secured Party may at its discretion from time to time notify any or all obligors under any accounts, general intangibles or chattel paper (i) of Secured Party's security interest in such accounts or general intangibles and direct such obligors to make payment of all amounts due or to become due to Debtor thereunder directly to Secured Party, and (ii) to verify the accounts, general intangibles or chattel paper with such obligors. Secured Party shall have the right, at the expense of Debtor, to enforce collection of any such accounts, general intangibles or chattel paper and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Debtor.

7. Events of Default. Each of the following constitutes an "Event of Default" under this Agreement:

     (a) Failure to Pay Indebtedness. Debtor shall fail to pay as and when due any Indebtedness.

     (b) Non-Performance of Covenants. Debtor shall breach any covenant or agreement made herein, in the Purchase
Agreement, in any of the Financing Documents or in any other agreement now or hereafter entered into between Debtor and KBK.

     (c) False Representation. Any warranty or representation made herein, in the Purchase Agreement, or in any of the Financing Documents shall be false or misleading in any material respect when made.

     (d) Default Under Other Financing Documents. The occurrence of an event of default under the Purchase Agreement, any of the Financing Documents or any other agreement now or hereafter entered into between Debtor and KBK.

     (e) Untrue Financial Report. Any report, certificate, schedule, financial statement, profit and loss statement or other statement furnished by Debtor, or by any other person on behalf of Debtor, to KBK is not true and correct in any material respect.

     (f) Default to Third Party. The occurrence of any event which permits the acceleration of the maturity of any indebtedness owing by Debtor to any third party under any agreement or undertaking.

     (g) Bankruptcy. The filing of a voluntary or involuntary case by or against Debtor under the United States Bankruptcy Code or other present or future federal or state insolvency, bankruptcy or similar laws, or the appointment of a receiver, trustee, conservator or custodian for a substantial portion of Debtor's assets.

     (h) Insolvency. Debtor shall become insolvent, make a transfer in fraud of creditors or make an assignment for the benefit of creditors.

     (i) Involuntary Lien. The filing or commencement of any involuntary lien, garnishment, attachment or the like shall be issued against or with respect to the Collateral.

     (j) Material Adverse Change. A material adverse change shall have occurred in the financial condition, business prospects or operations of Debtor or any of its subsidiaries.

     (k) Tax Lien. Debtor shall have a federal or state tax lien filed against any of its properties.

     (l) Execution on Collateral. The Collateral or any portion thereof is taken on execution or other process of law.

     (m) Guarantor's Obligations. If any of the obligations of any guarantor under the Financing Documents is limited or terminated by operation of law or by the guarantor, or any such guarantor becomes the subject of an insolvency proceeding.

     (n) Judgment. The entry against Debtor of a final and nonappealable judgment for the payment of money in excess of $25,000 (not covered by insurance satisfactory to KBK in its sole discretion).

     (o) Termination of Purchase Agreement. The expiration or termination of the Purchase Agreement.

8. Remedies and Related Rights. If an Event of Default shall have occurred, and without limiting any other rights and remedies provided herein, under any of the other Financing Documents or otherwise available to Secured Party, Secured Party may exercise one or more of the rights and remedies provided in this Section.

     (a) Remedies. Secured Party may from time to time at its discretion, without limitation and without notice except as expressly provided in any of the Financing Documents:

          (i) exercise in respect of the Collateral all the rights and remedies of a secured party under the Code (whether or not the Code applies to the affected Collateral);

          (ii) require Debtor to, and Debtor hereby agrees that it will at its expense and upon request of Secured Party, assemble the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties;

          (iii) enter upon the premises where the Livestock is located and: (a) feed, care for, attend to, inoculate, water and perform any other act or acts necessary or appropriate to care for, maintain, preserve and protect the Livestock (using any water located in, on or adjacent to the premises); (b) perform such other acts as are related to the products of the Livestock (including but not limited to, processing, preserving and protecting such products); (c) remove the Livestock and the products thereof from the premises upon which the Livestock and the products thereof are located; and (c) appraise, store, prepare for public or private sale, exhibit, market and sell the Livestock and the products thereof. With respect to the above, Debtor hereby further agrees that, if Debtor is the owner of record of the premises upon which the Livestock and the products thereof are located, Secured Party shall not be responsible or liable for returning the premises to their condition immediately preceding the use of the premises as provided herein or for doing such acts as may be necessary to permit future livestock to be maintained on the premises.

          (iv) reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest granted hereunder by any available judicial procedure;

          (v) sell or otherwise dispose of, at its office, on the premises of Debtor or elsewhere, the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale or other disposition of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales or other dispositions may be made from time to time until all of the Collateral has been sold or disposed of or until the Indebtedness has been paid and performed in full), and at any such sale or other disposition it shall not be necessary to exhibit any of the Collateral;

          (vi) buy the Collateral, or any portion thereof, at any public sale;

          (vii) buy the Collateral, or any portion thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;

          (viii) apply for the appointment of a receiver for the Collateral, and Debtor hereby consents to any such appointment; and

          (ix) at its option, retain the Collateral in satisfaction of the Indebtedness whenever the circumstances are such that Secured Party is entitled to do so under the Code or otherwise.

     Debtor agrees that in the event Debtor is entitled to receive any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any Collateral, reasonable notice shall be deemed given when such notice is deposited in a depository receptacle under the care and custody of the United States Postal Service, postage prepaid, at Debtor's address set forth on the signature page hereof, five (5) days prior to the date of any public sale, or after which a private sale, of any of such Collateral is to be held. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     (b) Application of Proceeds. If any Event of Default shall have occurred, Secured Party may at its discretion and without notice to Debtor (any requirement of notice being expressly waived) apply or use any cash held by Secured Party as Collateral, and any cash proceeds received by Secured Party in respect of any sale or other disposition of, collection from, or other realization upon, all or any part of the Collateral as follows in such order and manner as Secured Party may elect:

          (i) to the repayment or reimbursement of the reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Secured Party in connection with (A) the administration of the Financing Documents, (B) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, and (C) the exercise or enforcement of any of the rights and remedies of Secured Party hereunder;

          (ii) to the payment or other satisfaction of any liens and other encumbrances upon the Collateral;

          (iii)     to the satisfaction of the Indebtedness
(without constituting a retention of collateral in satisfaction of an obligation within the meaning of Section 9.505 of the
Code);

          (iv) by holding such cash and proceeds as Collateral;

          (v) to the payment of any other amounts required by applicable law (including without limitation, Section
9.504(a)(3) of the Code or any other applicable statutory provision); and

          (vi) by delivery to Debtor or any other party lawfully entitled to receive such cash or proceeds whether by direction of a court of competent jurisdiction or otherwise.

     (c) Deficiency. In the event that the proceeds of any sale of, collection from, or other realization upon, all or any part of the Collateral by Secured Party are insufficient to pay all amounts to which Secured Party is legally entitled, Debtor and any party who guaranteed or is otherwise obligated to pay all or any portion of the Indebtedness shall be liable for the deficiency, together with interest thereon as provided in the Financing Documents.

     (d) Non-Judicial Remedies. In granting to Secured Party the power to enforce its rights hereunder without prior judicial process or judicial hearing, Debtor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process. Debtor recognizes and concedes that non-judicial remedies are consistent with the usage of trade, are responsive to commercial necessity and are the result of a bargain at arm's length. Nothing herein is intended to prevent Secured Party or Debtor from resorting to judicial process at either party's option.

     (e) Other Recourse. Debtor waives any right to require Secured Party to proceed against any third party, exhaust any Collateral or other security for the Indebtedness, or to have any third party joined with Debtor in any suit arising out of the Indebtedness or any of the Financing Documents, or pursue any other remedy available to Secured Party. Debtor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension of the Indebtedness. Debtor further waives any defense arising by reason of any disability or other defense of any third party or by reason of the cessation from any cause whatsoever of the liability of any third party. Until all of the Indebtedness shall have been paid in full, Debtor shall have no right of subrogation and Debtor waives the right to enforce any remedy which Secured Party has or may hereafter have against any third party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Secured Party. Debtor authorizes Secured Party, and without notice or demand and without any reservation of rights against Debtor and without affecting Debtor's liability hereunder or on the Indebtedness to (i) take or hold any other property of any type from any third party as security for the Indebtedness, and exchange, enforce, waive and release any or all of such other property, (ii) apply such other property and direct the order or manner of sale thereof as Secured Party may in its discretion determine, (iii) renew, extend, accelerate, modify, compromise, settle or release any of the Indebtedness or other security for the Indebtedness,
(iv) waive, enforce or modify any of the provisions of any of the Financing Documents executed by any third party, and (v) release or substitute any third party.

9. Indemnity. Debtor hereby indemnifies and agrees to hold harmless Secured Party, and its officers, directors, shareholders, employees, attorneys, representatives, agents and affiliates (each an "Indemnified Person") from and against any and all liabilities, obligations, claims, demands, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature (collectively, the "Claims") which may be imposed on, incurred by, or asserted against, any Indemnified Person arising in connection with the Financing Documents, the Indebtedness or the Collateral (including without limitation, the enforcement of the Financing Documents and the defense of any Indemnified Person's actions and/or inactions in connection with the Financing Documents). WITHOUT LIMITATION, THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO ANY CLAIMS WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH AND/OR ANY OTHER INDEMNIFIED PERSON, except to the limited extent the Claims against an Indemnified Person are proximately caused by such Indemnified Person's gross negligence or willful misconduct. If Debtor or any third party ever alleges such gross negligence or willful misconduct by any Indemnified Person, the indemnification provided for in this Section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct. The indemnification provided for in this Section shall survive the termination of this Agreement and shall extend and continue to benefit each individual or entity who is or has at any time been an Indemnified Person hereunder.

10.  Miscellaneous.

     (a) Assignment of Debtor's Rights With Respect to Livestock. If the Livestock or any portion or portions thereof become infected by disease or are destroyed by order of any local, state or federal authority, and, by reason thereof, Debtor is entitled to be indemnified by such authority, Debtor hereby assigns to Secured Party any and all such sums due from such authority, and Secured Party is hereby authorized to receive, collect and sue for the same, and Debtor hereby orders and directs that any such sums be paid directly to Secured Party. To the extent necessary to realize the benefits of the foregoing, Debtor hereby grants a security interest to Secured Party in such rights to receive such sums and the sums themselves.

     (b) Entire Agreement. This Agreement contains the entire agreement of Secured Party and Debtor with respect to the Collateral. If the parties hereto are parties to any prior agreement, either written or oral, relating to the Collateral, the terms of this Agreement shall amend and supersede the terms of such prior agreements as to transactions on or after the effective date of this Agreement, but all security agreements, financing statements, guaranties, other contracts and notices for the benefit of Secured Party shall continue in full force and effect to secure the Indebtedness unless Secured Party specifically releases its rights thereunder by separate release.

     (c) Amendment. No modification, consent or amendment of any provision of this Agreement or any of the other Financing Documents shall be valid or effective unless the same is in writing and signed by the party against whom it is sought to be enforced.

     (d) Actions by Secured Party. The lien, security interest and other security rights of Secured Party hereunder shall not be impaired by (i) any renewal, extension, increase or modification with respect to the Indebtedness, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant with respect to the Collateral, or (iii) any release or indulgence granted to any endorser, guarantor or surety of the Indebtedness. The taking of additional security by Secured Party shall not release or impair the lien, security interest or other security rights of Secured Party hereunder or affect the obligations of Debtor hereunder.

     (e) Waiver by Secured Party. Secured Party may waive any Event of Default without waiving any other prior or subsequent Event of Default. Secured Party may remedy any default without waiving the Event of Default remedied. Neither the failure by Secured Party to exercise, nor the delay by Secured Party in exercising, any right or remedy upon any Event of Default shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right or remedy at a later date. No single or partial exercise by Secured Party of any right or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right or remedy hereunder may be exercised at any time. No waiver of any provision hereof or consent to any departure by Debtor therefrom shall be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to or demand on Debtor in any case shall of itself entitle Debtor to any other or further notice or demand in similar or other circumstances.

     (f) Costs and Expenses. Debtor will upon demand pay to Secured Party the amount of any and all costs and expenses (including without limitation, attorneys' fees and expenses), which Secured Party may incur in connection with (i) the transactions which give rise to the Financing Documents, (ii) the preparation of this Agreement and the perfection and preservation of the security interests granted under the Financing Documents, (iii) the administration of the Financing Documents, (iv) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, (v) the exercise or enforcement of any of the rights of Secured Party under the Financing Documents, or (vi) the failure by Debtor to perform or observe any of the provisions hereof.

     (g) Governing Law; Venue; Submission to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF, EXCEPT TO THE EXTENT PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST GRANTED HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS. THIS AGREEMENT IS PERFORMABLE BY THE PARTIES IN TARRANT COUNTY, TEXAS. DEBTOR AND SECURED PARTY (BY ITS ACCEPTANCE HEREOF) EACH AGREE THAT TARRANT COUNTY, TEXAS SHALL BE THE EXCLUSIVE VENUE FOR LITIGATION OF ANY DISPUTE OR CLAIM ARISING UNDER OR RELATING TO THIS AGREEMENT, AND THAT SUCH COUNTY IS A CONVENIENT FORUM IN WHICH TO DECIDE ANY SUCH DISPUTE OR CLAIM. DEBTOR AND SECURED PARTY (BY ITS ACCEPTANCE HEREOF) EACH CONSENT TO THE PERSONAL JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN TARRANT COUNTY, TEXAS FOR THE LITIGATION OF ANY SUCH DISPUTE OR CLAIM. DEBTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     (h) Waiver of Jury Trial. DEBTOR AND SECURED PARTY (BY ITS ACCEPTANCE HEREOF) EACH HEREBY IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR ASSOCIATED HEREWITH.

     (i) Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

     (j) No Obligation. Nothing contained herein shall be construed as an obligation on the part of Secured Party to extend or continue to extend credit to Debtor.

     (k) Notices. All notices, requests, demands or other communications required or permitted to be given pursuant to this Agreement shall be in writing and given by (i) personal delivery, (ii) expedited delivery service with proof of delivery, (iii) United States mail, postage prepaid, registered or certified mail, return receipt requested, or (iv) telecopy (with receipt thereof confirmed by telecopier) sent to the intended addressee at the address set forth on the signature page hereof or to such different address as the addressee shall have designated by written notice sent pursuant to the terms hereof and shall be deemed to have been received either, in the case of personal delivery, at the time of personal delivery, in the case of expedited delivery service, as of the date of first attempted delivery at the address and in the manner provided herein, in the case of mail, upon deposit in a depository receptacle under the care and custody of the United States Postal Service, or in the case of telecopy, upon receipt. Either party shall have the right to change its address for notice hereunder to any other location within the continental United States by notice to the other party of such new address at least thirty (30) days prior to the effective date of such new address.

     (l) Binding Effect and Assignment. This Agreement (i) creates a continuing security interest in the Collateral, (ii) shall be binding on Debtor and the heirs, executors, administrators, personal representatives, successors and assigns of Debtor, and (iii) shall inure to the benefit of Secured Party and its successors and assigns. Without limiting the generality of the foregoing, Secured Party may pledge, assign or otherwise transfer the Indebtedness and its rights under this Agreement and any of the other Financing Documents to any other party. Debtor's rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Secured Party.
     (m) Termination. It is contemplated by the parties hereto that from time to time there may be no outstanding Indebtedness, but notwithstanding such occurrences, this Agreement shall remain valid and shall be in full force and effect as to subsequent outstanding Indebtedness. Upon (i) the satisfaction in full of the Indebtedness, (ii) the termination or expiration of any commitment of Secured Party to extend credit to Debtor, (iii) written request for the termination hereof delivered by Debtor to Secured Party, and (iv) written release or termination delivered by Secured Party to Debtor, this Agreement and the security interests created hereby shall terminate. Upon termination of this Agreement and Debtor's written request, Secured Party will, at Debtor's sole cost and expense, return to Debtor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence such termination.

     (n) Cumulative Rights. All rights and remedies of Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under any of the other Financing Documents, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

     (o) Gender and Number. Within this Agreement, words of any gender shall be held and construed to include the other gender, and words in the singular number shall be held and construed to include the plural and words in the plural number shall be held and construed to include the singular, unless in each instance the context requires otherwise.

     (p) Descriptive Headings. The headings in this Agreement are for convenience only and shall in no way enlarge, limit or define the scope or meaning of the various and several provisions hereof.

EXECUTED as of the date first written above.

DEBTOR:

RED OAK FARMS, INC.

By:________________________
Print Name:
Title:

Debtor's Address:                       Secured Party's Address:

2010 Commerce Drive                     KBK Financial, Inc.
Box 495                                 301 Commerce Street
Red Oak, Iowa 51566                     2200 City Center II
                                        Fort Worth, Texas  76102
                                        ATTN:  Legal Department
Telecopy No. (712) 623-4533             Telecopy No. (817) 258-6114


                          SCHEDULE "A"
                               TO
                       SECURITY AGREEMENT
                      DATED APRIL 20, 1998
                 EXECUTED BY RED OAK FARMS, INC.
                       FOR THE BENEFIT OF
                       KBK FINANCIAL, INC.




The addresses of any other locations of Collateral referenced in Subsection 3(f) are as follows:

1.     Freezer Services-Fremont
       950 S. Schneider Street
       P.O. Box 350
       Fremont, NE  68026

2.     Nebraska Beef, Inc.
       4501 S. 36th Street
       Omaha, NE  68107

3.     Quality Refrigerated Services
       6029 N. 16th Street
       Omaha, NE  68110

4.     Millard Refrigerated Services
       2523 Gomez Avenue
       Omaha, NE  68107

                       SPECIFIC GUARANTY


THIS SPECIFIC GUARANTY (this "Guaranty") dated the 20th day of April, 1998, is executed by the undersigned, JOHN DERNER, an individual, whose address for notice hereunder is 2353 213rd Avenue, Milford, Iowa 51351 ("Guarantor") in favor of KBK FINANCIAL, INC., a Delaware corporation, authorized to do business in Texas, whose address for notice hereunder is 2200 City Center II, 301 Commerce Street, Fort Worth, Texas 76102 ("KBK").

1. Obligations. As an inducement to KBK to extend or continue to extend credit and other financial accommodations to RED OAK FARMS, INC., an Iowa corporation ("Borrower"), Guarantor, for value received, does hereby unconditionally and absolutely guarantee the prompt and full payment and performance of the Guaranteed Indebtedness when due or declared to be due and at all times thereafter. The term "Guaranteed Indebtedness" shall mean (i) all amounts owing by Borrower under that certain promissory note of even date herewith payable by Borrower to the order of KBK in the stated principal amount of $1,500,000 (the "Note"), (ii) all obligations of Borrower to KBK under any documents evidencing, securing, governing and/or pertaining to the Note (collectively, the "Financing Documents"), (iii) all costs and expenses incurred by KBK in connection with the collection of all or any part of the indebtedness and obligations owing by Borrower under the Note and/or any of the other Financing Documents, or the protection of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, and (iv) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations owing by Borrower under the Note and/or the other Financing Documents. This is an absolute, continuing and unconditional guarantee of payment and not of collection and if at any time or from time to time there is no outstanding Guaranteed Indebtedness, the obligations of Guarantor with respect to any and all Guaranteed Indebtedness incurred thereafter shall not be affected. This Guaranty and the Guarantor's obligations hereunder are irrevocable and, in the event of Guarantor's death, shall be binding upon Guarantor's estate pursuant to paragraph 8 herein. All of the Guaranteed Indebtedness shall be conclusively presumed to have been made or acquired in acceptance hereof.
       Guarantor shall be liable, jointly and severally, with Borrower and any other guarantor of all or any part of the Guaranteed Indebtedness.

2. Representations and Warranties. Guarantor hereby represents and warrants the following to KBK:

       (a) This Guaranty may reasonably be expected to benefit, directly or indirectly, Guarantor, and (i) if Guarantor is a corporation, the Board of Directors of Guarantor has determined that this Guaranty may reasonably be expected to benefit, directly or indirectly, Guarantor, or (ii) if Guarantor is a partnership, the requisite number of its partners have determined that this Guaranty may reasonably be expected to benefit, directly or indirectly, Guarantor; and

       (b) Guarantor has adequate means to obtain from Borrower on a continuing basis information concerning the financial condition of Borrower and Guarantor is not relying on KBK to provide such information to Guarantor either now or in the future; and

       (c) Guarantor has the power and authority to execute, deliver and perform this Guaranty and any other agreements executed by Guarantor contemporaneously herewith, and the execution, delivery and performance of this Guaranty and any other agreements executed by Guarantor contemporaneously herewith do not and will not violate (i) any agreement or instrument to which Guarantor is a party, (ii) any law, rule, regulation or order of any governmental authority to which Guarantor is subject, or (iii) its articles or certificate of incorporation or bylaws, if Guarantor is a corporation, or its partnership agreement, if Guarantor is a partnership; and

       (d) Neither KBK nor any other party has made any representation, warranty or statement to Guarantor in order to induce Guarantor to execute this Guaranty; and

       (e) The financial statements and other financial information regarding Guarantor heretofore and hereafter delivered to KBK are and shall be true and correct in all material respects and fairly present the financial position of Guarantor as of the dates thereof, and no material adverse change has occurred in the financial condition of Guarantor reflected in the financial statements and other financial information regarding Guarantor heretofore delivered to KBK since the date of the last statement thereof; and

       (f) As of the date hereof, and after giving effect to this Guaranty and the obligations evidenced hereby,
        (i) Guarantor is and will be solvent, (ii) the fair saleable value of Guarantor's assets exceeds and will continue to exceed its liabilities (both fixed and contingent), (iii) Guarantor is and will continue to be able to pay its debts as they mature, and (iv) if Guarantor is not an individual, Guarantor has and will continue to have sufficient capital to carry on its business and all businesses in which it is about to engage; and

       (g) Guarantor acknowledges that, in consideration for its execution, delivery and performance of this Guaranty, Guarantor has received "reasonably equivalent in value" within the meaning of the Uniform Fraudulent Transfer Act set forth in Chapter 24 of the Texas Business and Commerce Code, and
            Section 548 of the United States Bankruptcy Code, as amended; and

       (h) Except as may be set out on any exhibit attached hereto, (i) there are no legal proceedings, material claims or demands pending or, to the knowledge of Guarantor, threatened against Guarantor or any of Guarantor's assets, (ii) Guarantor is not in material breach or material default of any legal requirement; and (iii) no event has occurred which, with a lapse of time or action by a third party, could result in Guarantor's material breach or material default under any legal requirement.

3. Covenants. Guarantor hereby covenants and agrees with KBK as follows:

       (a) Guarantor shall not, so long as its obligations under this Guaranty continue, transfer or pledge any material portion of its assets for less than full and adequate consideration; and

       (b) Guarantor shall promptly furnish to KBK at any time and from time to time such financial statements and other financial information of Guarantor as the KBK may require, in form and substance satisfactory to KBK (including, without limitation, annual financial statements within 45 days after the end of each calendar year); and

       (c) Guarantor shall promptly inform KBK of (i)_any litigation or governmental investigation against Guarantor or affecting any security for all or any part of the Guaranteed Indebtedness or this Guaranty which, if determined adversely, might have a material adverse effect upon the financial condition of Guarantor or upon such security or might cause a default under any of the Loan Documents, (ii)_any claim or controversy which might become the subject of such litigation or governmental investigation, and (iii)_any material adverse change in the financial condition of Guarantor; and

       (d) Guarantor hereby subordinates all indebtedness now or hereafter owing by Borrower to Guarantor to the Guaranteed Indebtedness.

4.     Consent and Waiver.

       (a) Guarantor waives (i) promptness, diligence and notice of acceptance of this Guaranty and notice of the incurring of any obligation, indebtedness or liability to which this Guaranty applies or may apply and waives presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration, notice of dishonor, diligence in enforcement and indulgences of every kind, and (ii) the taking of any other action by KBK, including without limitation giving any notice of default or any other notice to, or making any demand on, Borrower, any other guarantor of all or any part of the Guaranteed Indebtedness or any other party.

       (b) Guarantor waives any rights Guarantor has under, or any requirements imposed by, Chapter 34 of the Texas Business and Commerce Code, as in effect on the date of this Guaranty or as it may be amended from time to time and waives all other notices to which Guarantor may be entitled.

       (c) KBK may at any time, without the consent of or notice to Guarantor, without incurring responsibility to Guarantor and without impairing, releasing, reducing or affecting the obligations of Guarantor hereunder: (i) change the manner, place or terms of payment of all or any part of the Guaranteed Indebtedness, or renew, extend, modify, rearrange or alter all or any part of the Guaranteed Indebtedness; (ii) change the interest rate accruing on any of the Guaranteed Indebtedness (including, without limitation, any periodic change in such interest rate that occurs because such Guaranteed Indebtedness accrues interest at a variable rate which may fluctuate from time to time); (iii) sell, exchange, release, surrender, subordinate, realize upon or otherwise deal with in any manner and in any order any collateral for all or any part of the Guaranteed Indebtedness or this Guaranty or setoff against all or any part of the Guaranteed Indebtedness; (iv) neglect, delay, omit, fail or refuse to take or prosecute any action for the collection of all or any part of the Guaranteed Indebtedness or this Guaranty or to take or prosecute any action in connection with any of the Loan Documents; (v) exercise or refrain from exercising any rights against Borrower or others, or otherwise act or refrain from acting; (vi) settle or compromise all or any part of the Guaranteed Indebtedness and subordinate the payment of all or any part of the Guaranteed Indebtedness to the payment of any obligations, indebtedness or liabilities which may be due or become due to KBK or others; (vii) apply any payment, collections through process of law or otherwise or other collateral of Borrower to the satisfaction and liquidation of the indebtedness or obligations of Borrower to KBK not guaranteed under this Guaranty; and (viii) apply any sums paid to KBK by Guarantor, Borrower or others to the Guaranteed Indebtedness in such order and manner as KBK, in its sole discretion, may determine.

       (d) Should KBK seek to enforce the obligations of Guarantor hereunder by action in any court or otherwise, Guarantor waives any requirement, substantive or procedural, that (i) KBK first enforce any rights or remedies against Borrower or any other person or entity liable to KBK for all or any part of the Guaranteed Indebtedness, including without limitation that a judgment first be rendered against Borrower or any other person or entity, or that Borrower or any other person or entity should be joined in such cause, or (ii) KBK first enforce rights against any collateral which shall ever have been given to secure all or any part of the Guaranteed Indebtedness or this Guaranty. Such waiver shall be without prejudice to KBK's right, at its option, to proceed against Borrower or any other person or entity, whether by separate action or by joinder.

       (e) In addition to any other waivers, agreements and covenants of Guarantor set forth herein, Guarantor hereby further waives and releases all claims, causes of action, defenses and offsets for any act or omission of KBK, its directors, officers, employees, representatives or agents in connection with KBK's administration of the Guaranteed Indebtedness, except for KBK's willful misconduct and gross negligence.

5.     Obligations Not Impaired.

       (a) Guarantor agrees that its obligations hereunder shall not be released, diminished, impaired, reduced or affected by the occurrence of any one or more of the following events: (i) the death, disability or lack of corporate power of Borrower, Guarantor (except as provided in paragraph 8 herein) or any other guarantor of all or any part of the Guaranteed Indebtedness, (ii) any receivership, insolvency, bankruptcy or other proceedings affecting Borrower, Guarantor or any other guarantor of all or any part of the Guaranteed Indebtedness, or any of their respective property; (iii) the partial or total release or discharge of Borrower or any other guarantor of all or any part of the Guaranteed Indebtedness, or any other person or entity from the performance of any obligation contained in any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Indebtedness, whether occurring by reason of law or otherwise; (iv) the taking or accepting of any collateral for all or any part of the Guaranteed Indebtedness or this Guaranty; (v) the taking or accepting of any other guaranty for all or any part of the Guaranteed Indebtedness; (vi) any failure by KBK to acquire, perfect or continue any lien or security interest on collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty; (vii) the impairment of any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty; (viii) any failure by KBK to sell any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty in a commercially reasonable manner or as otherwise required by law; (ix) any invalidity or unenforceability of or defect or deficiency in any of the Loan Documents; or (x) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower or any other guarantor of all or any part of the Guaranteed Indebtedness.

       (b) This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of all or any part of the Guaranteed Indebtedness is rescinded or must otherwise be returned by KBK upon the insolvency, bankruptcy or reorganization of Borrower, Guarantor, any other guarantor of all or any part of the Guaranteed Indebtedness, or otherwise, all as though such payment had not been made.

       (c) Guarantor agrees that its obligations hereunder shall not be released, diminished, impaired, reduced or affected by the existence of any other guaranty or the payment by any other guarantor of all or any part of the Guaranteed Indebtedness.

       (d) Guarantor's obligations hereunder shall not be released, diminished, impaired, reduced or affected by, nor shall any provision contained herein be deemed to be a limitation upon, the amount of credit which KBK may extend to Borrower, the number of transactions between KBK and Borrower, payments by Borrower to KBK or KBK's allocation of payments by Borrower.

       (e) In the event Borrower is a corporation or partnership, none of the following shall affect Guarantor's liability hereunder: (i) the unenforceability of all or any part of the Guaranteed Indebtedness against Borrower by reason of the fact that the Guaranteed Indebtedness exceeds the amount permitted by law; (ii) the act of creating all or any part of the Guaranteed Indebtedness is ultra vires; or (iii) the officers or partners creating all or any part of the Guaranteed Indebtedness acted in excess of their authority. Guarantor hereby acknowledges that withdrawal from, or termination of, any ownership interest in Borrower now or hereafter owned or held by Guarantor shall not alter, affect or in any way limit the obligations of Guarantor hereunder.

6. Actions against Guarantor. In the event of a default in the payment or performance of all or any part of the Guaranteed Indebtedness when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration or otherwise, Guarantor shall pay the amount due thereon to KBK, in lawful money of the United States, at KBK's address set forth above within 5 days after demand thereof by KBK. One or more successive or concurrent actions may be brought against Guarantor, either in the same action in which Borrower is sued or in separate actions, as often as KBK deems advisable. The exercise by KBK of any right or remedy under this Guaranty or under any other agreement or instrument, at law, in equity or otherwise, shall not preclude concurrent or subsequent exercise of any other right or remedy. The books and records of KBK shall be admissible in evidence in any action or proceeding involving this Guaranty and shall be prima facie evidence of the payments made on, and the outstanding balance of, the Guaranteed Indebtedness.

7. Payment by Guarantor. Whenever Guarantor pays any sum which is or may become due under this Guaranty, written notice must be delivered to KBK contemporaneously with such payment. In the absence of such notice to KBK by Guarantor in compliance with the provisions hereof, any sums received by KBK on account of the Guaranteed Indebtedness shall be conclusively deemed paid by Borrower.

8. Death of Guarantor. In the event of the death of Guarantor, the obligations of the deceased Guarantor under this Guaranty shall continue as an obligation against Guarantor's estate as to (a) all of the Guaranteed Indebtedness that is outstanding on the date of Guarantor's death, and any renewals or extensions thereof, and (b) all loans, advances and other extensions of credit made to or for the account of Borrower on or after the date of Guarantor's death pursuant to an obligation of KBK under a commitment or agreement described in paragraph 1 above and made to or with Borrower prior to the date of Guarantor's death. The terms and conditions of this Guaranty, including without limitation the consents and waivers set forth in paragraph 4 hereof, shall remain in effect with respect to the Guaranteed Indebtedness described in the preceding sentence in the same manner as if Guarantor had not died.

9. Notice of Sale. In the event that Guarantor is entitled to receive any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty, reasonable notice shall be deemed given when such notice is deposited in the United States mail, postage prepaid, at the address for Guarantor set forth on the first page of this Guaranty, five (5) days prior to the date any public sale, or after which any private sale, of any such collateral is to be held; provided, however, that notice given in any other reasonable manner or at any other reasonable time shall be sufficient.

10. Waiver by KBK. No delay on the part of KBK in exercising any right hereunder or failure to exercise the same shall operate as a waiver of such right. In no event shall any waiver of the provisions of this Guaranty be effective unless the same be in writing and signed by an officer of KBK, and then only in the specific instance and for the purpose given.

11. Successors and Assigns. This Guaranty is for the benefit of KBK, its successors and assigns, and in the event of an assignment by KBK of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder shall be transferred with such indebtedness. This Guaranty is binding upon Guarantor and Guarantor's heirs, executors, administrators, personal representatives and successors, including without limitation any person or entity obligated by operation of law upon the reorganization, merger, consolidation or other change in the organizational structure of Guarantor.

12. Costs and Expenses. Guarantor shall pay on demand by KBK all costs and expenses, including without limitation all reasonable attorneys' fees, incurred by KBK in connection with the enforcement and/or collection of this Guaranty. This covenant shall survive the payment of the Guaranteed Indebtedness.

13. Severability. If any provision of this Guaranty is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Guaranty and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

14. No Obligation. Nothing contained herein shall be construed as an obligation on the part of KBK to extend or continue to extend credit to Borrower.

15. Amendment. No modification or amendment of any provision of this Guaranty, nor consent to any departure by Guarantor therefrom, shall be effective unless the same shall be in writing and signed by an officer of KBK, and then shall be effective only in the specific instance and for the purpose for which given.

16. Cumulative Rights. All rights and remedies of KBK hereunder are cumulative of each other and of every other right or remedy which KBK may otherwise have at law or in equity or under any instrument or agreement, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

17. Governing Law; Venue; Submission to Jurisdiction. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF. THIS GUARANTY IS PERFORMABLE IN TARRANT COUNTY, TEXAS. GUARANTOR AGREES THAT TARRANT COUNTY, TEXAS SHALL BE THE EXCLUSIVE VENUE FOR LITIGATION OF ANY DISPUTE OR CLAIM ARISING UNDER OR RELATING TO THIS GUARANTY, AND THAT SUCH COUNTY IS A CONVENEINT FORUM IN WHICH TO DECIDE ANY SUCH DISPUTE OR CLAIM. GUARANTOR CONSENTS TO THE PERSONAL JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN TARRANT COUNTY, TEXAS FOR THE LITIGATION OF ANY SUCH DISPUTE OR CLAIM. GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

18. Compliance with Applicable Usury Laws. Notwithstanding any other provision of this Guaranty or of any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Indebtedness, Guarantor and KBK by its acceptance hereof agree that Guarantor shall never be required or obligated to pay interest in excess of the maximum nonusurious interest rate as may be authorized by applicable law for the written contracts which constitute the Guaranteed Indebtedness. It is the intention of Guarantor and KBK to conform strictly to the applicable laws which limit interest rates, and any of the aforesaid contracts for interest, if and to the extent payable by Guarantor, shall be held to be subject to reduction to the maximum nonusurious interest rate allowed under said law.

19. Descriptive Headings. The headings in this Guaranty are for convenience only and shall not define or limit the provisions hereof.

20. Gender. Within this Guaranty, words of any gender shall be held and construed to include the other gender.

21. Notices. All notices hereunder shall be in writing and shall be personally delivered or sent by registered or certified mail, return receipt requested, to the address for KBK and Guarantor set forth on the first page of this Guaranty. KBK and Guarantor may, by proper written notice hereunder, change the address to which notices may be sent thereafter to such party.

22. Entire Agreement. This Guaranty contains the entire agreement between Guarantor and KBK regarding the subject matter hereof and supersedes all prior written and oral agreements and understandings, if any, regarding same; provided, however, this Guaranty is in addition to and does not replace, cancel, modify or affect any other guaranty of Guarantor now or hereafter held by KBK that relates to Borrower or any other person or entity.

23. WAIVER OF JURY TRIAL. GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY RIGHT GUARANTOR MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY TRANSACTION CONTEMPLATED HEREBY OR ASSOCIATED HEREWITH.

24. NOTICE OF NO ORAL AGREEMENTS. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREIN AND MAY NOT CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

EXECUTED AND EFFECTIVE as of the date first set forth above.

                           GUARANTOR:

                           JOHN DERNER

STATE OF

COUNTY OF

       The foregoing instrument was acknowledged before me this _________ day of April, 1998, by John Derner.

Witness my hand and official seal.

My Commission expires:

                                              (Notary Public)

                    SUBORDINATION AGREEMENT
                            (Debt)

     This Subordination Agreement ("Agreement") is made and entered into as of the 20th day of April, 1998, by and between KBK Financial, Inc., a Delaware corporation ("KBK") and Red Oak Hereford Farms, Inc., a Nevada corporation ("Creditor"), with respect to the following facts:

A. KBK and Red Oak Farms, Inc., an Iowa corporation ("Client"), have entered into that certain Account Transfer and Purchase Agreement, dated to be effective as of April 20, 1998, ("Purchase Agreement"), pursuant to which Purchase Agreement the parties have provided for the terms and conditions under which KBK may, from time to time, purchase from Client certain accounts receivable of Client and related rights (hereinafter collectively referred to as the "Purchased Accounts"), and Client has made certain covenants, representatives, and warranties to KBK with respect to each Purchased Account. KBK has or will provide certain financing to Client as evidenced by that certain Revolving Credit Promissory Note dated as of April 20, 1998, payable by Client to the order of KBK in the stated principal amount of $1,500,000 (such promissory note, together with all renewals, amendments and modifications thereof, the "KBK Note").

B. To secure Client's obligations to KBK under the Purchase Agreement and the KBK Note, Client has granted to KBK a first priority security interest in and to all present and future accounts, general intangibles, equipment, inventory, livestock, documents, instruments, chattel paper, and contract rights, and any and all proceeds thereof, and such other and additional collateral as may be described in the Purchase Agreement and that certain Security Agreement of even date with the KBK Note, executed by Client for the benefit of KBK (all of the foregoing are hereinafter collectively referred to as the "Collateral").

C.   Client has executed that certain promissory note dated
     December 19, 1997, payable by Client to the order of Creditor in the stated principal amount of $1,500,000.00, a copy of which is attached hereto as Exhibit A (the
     "Subordinated Note").

D. KBK and Creditor intend, by this Agreement, to establish, between themselves, and their respective successors and assigns, for the subordination by Creditor of all indebtedness and other obligations of Client now and hereafter owing to Creditor (including, without limitation, all indebtedness owing under the Subordinated Note, and any and all renewals, modifications, and extensions thereof) to the obligations of Client to KBK, however contingent.

NOW, THEREFORE, FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.   Subordination of Obligations.

           1.1 The term "Obligations" is used and shall be construed in this Agreement in its broadest and most comprehensive sense and shall mean all present and future indebtedness of Client which may be, from time to time, directly or indirectly, incurred by Client, and any and all extensions, renewals, renewals, and modifications thereof, including, but not limited to, any invoices, contracts, agreements, or other instruments evidencing the same, and all promissory notes, guarantees, debts, demands, monies, indebtedness, liabilities and obligations owed, or to become owing, including interest, principal, costs, and other charges, and all claims, rights, causes of actions, judgments, decrees, remedies, liens, security interests, or other obligations, and all security therefor, of any kind whatsoever and howsoever arising, whether voluntary, involuntary, absolute, contingent, or by operation of law, specifically excluding herefrom all obligations due to Creditor by Client for goods purchased by Client from Creditor in the ordinary course of and used in the business of Client.

           1.2 Any and all Obligations now owing and hereafter owed by Client to Creditor, including, without limitation, all indebtedness evidenced by the Subordinated Note (the "Creditor Obligations") are hereby unconditionally and irrevocably subordinated and made subject to any and all Obligations now owing and hereafter owed by Client to KBK, including, without limitation, all amounts owing by Client under the KBK Note (hereinafter collectively the "KBK Obligations"), for so long as any of the KBK Obligations shall remain unpaid and not fully and finally discharged and satisfied.

           1.3 Until termination of this Agreement, Creditor agrees: (a) not to collect, or to receive payment upon, by setoff or in any other manner, all or any portion of the Creditor Obligation; (b) not to sell, assign, transfer, pledge, or grant a security interest in the Creditor Obligations (except subject expressly to this Agreement); (c) not to accelerate the maturity of the Creditor Obligations; (d) not to commence, prosecute or participate in any administrative, legal, or equitable action that might adversely affect Client or KBK's interests; (e) not to join in any petition for bankruptcy or assignment for the benefit of creditors agreement affecting Client or any of its assets, or seek to appoint a receiver for all or any portion of Client's assets; (f) not to take any lien or security on Client's assets or property, real or personal;
               (g) not to incur any obligation to or receive any loans advances, or payments of any kind or gifts from Client; (h) not to take any other action, directly or indirectly, which would in any manner interfere with or impair the rights of KBK with respect to any collateral for the KBK Obligations, without KBK's prior written consent; and (i) not to amend or modify the terms of the Subordinated Note without the prior written consent of KBK.

           1.4 Except as otherwise hereinafter expressly provided, all of the KBK Obligations now or hereafter existing shall be first paid, satisfied, discharged or satisfactory provisions made therefore by Client before any payment shall be made by Client on the Creditor Obligations. This priority of payment shall apply at all times until all of the KBK Obligations have been fully and finally repaid, satisfied, and discharged in full.

           1.5 In the event of any liquidation or dissolution of Client, whether partial or complete, voluntary or involuntary, by operation of law or otherwise, or in the event of any receivership, insolvency or bankruptcy proceedings by or against Client under any bankruptcy or insolvency laws (a) any and all payments or distributions of any kind or character, whether in cash, securities, or other property, which thereafter shall be payable or deliverable to Creditor upon or with respect to any portion of the Creditor Obligations, shall immediately be paid or delivered by Creditor directly to KBK for application in reduction of the KBK Obligations, whether or not then due or mature, in such manner as KBK shall determine in its sole discretion, and (b) KBK shall have the right (but not the obligation) to file a claim on behalf of Creditor respecting the Creditor Obligations in any such proceedings and to collect and receive all payments that may be declared or become payable on the claim of Creditor thereunder, or interest thereon (up until full payment and performance of the KBK Obligations at which time, upon request by Creditor, such claim shall be assigned or otherwise conveyed to Creditor without recourse), and KBK hereby is irrevocably appointed as attorney-in-fact for Creditor for such purpose in all such proceedings.

           1.6 Creditor further agrees that should Creditor take or receive any security interest in, or lien by way of attachment, execution or otherwise on any of the assets or property, real or personal, of Client, or should Creditor take or join in any other action or proceeding contrary to this Agreement, at any time prior to the termination of this Agreement, KBK shall be entitled to have the same vacated, dissolved and set aside by such proceedings at law, or otherwise, as KBK may deem proper. This Agreement shall be and constitutes full and sufficient grounds for such action and shall entitle KBK to become a party to any proceedings at law, or otherwise, initiated by KBK or by any other party, in or by which KBK may deem it proper to protect KBK's interests hereunder. Creditor shall be liable to KBK for all losses, expenses, and other damages sustained by KBK by reason of such breach, including attorneys' fees and related costs in any such legal action or proceeding.

           1.7 If Creditor shall receive any payments, security interest, or other rights in any property of Client in violation of this Agreement, such payment or property shall be deemed to be received and held by Creditor in trust for KBK and shall forthwith be delivered and transferred to KBK for application in reduction of the KBK Obligations, whether or not then due or mature, in such manner as KBK shall determine in its sole discretion.



     2. Representations and Warranties of Creditor. Creditor hereby represents and warrants to KBK that Creditor is the sole holder and beneficial owner of the Subordinated Note and all interests and rights created thereby with respect to said instruments relating thereto, and have not assigned, transferred, pledged, or granted a security interest in the Subordinated Note, or any right or interest therein or thereunder, and has not entered into any agreement, option, or other Agreement for the sale, assignment, pledge or grant of a security interest in any of the foregoing, including, without limitation, any grant of any option, right of first refusal, or other pre-emptive right to purchase or acquire any right or interest therein.

     3. Reliance by KBK. This Agreement is an irrevocable and continuing agreement of subordination and KBK may continue to rely upon same in providing financing and other financial accommodations to or for the benefit of Client. In connection therewith, KBK may without notice to or consent from Creditor and without impairing the rights and obligations of the parties under this Agreement (a) release any person or entity now or hereafter liable upon any of the KBK Obligations, (b) permit substitutions of or release all or any portion of the Collateral, (c) renew, extend or modify the terms of the KBK Obligations or any document or instrument evidencing, governing, securing or guaranteeing any of the KBK Obligations, and/or (d) provide additional financing to Client after the date hereof.

     4. No Commitment. It is understood and agreed that this Agreement shall in no way be construed as a commitment or agreement by KBK to continue financing arrangements with Client and that KBK may terminate such arrangements at any time, in accordance with KBK's agreements with Client.

     5. Financial Condition of Client. Creditor has adequate means to obtain from Client on a continuing basis information concerning the financial condition of Client and Creditor is not relying on KBK to provide such information now or in the future. Creditor acknowledges and agrees that KBK is not obligated to keep Creditor informed of Client's financial condition.

     6. Affect on Client's Actions. Client shall not be entitled for any purpose or under any circumstances to rely upon the failure of KBK or Creditor to comply with the terms hereof. Nothing herein contained shall be deemed to authorize Client to take any action not permitted under any agreement between Client and KBK or Creditor. Client shall not be deemed to be a third party beneficiary to this Agreement or to have any rights hereunder whatsoever.

     7. No Challenge to Validity. Creditor covenants and agrees not to take any action to seek to avoid or set aside the perfected security interest in the Purchased Accounts or the Collateral or to seek to rescind, modify, or circumvent the provisions of this Agreement.

     8. Termination. This Agreement shall terminate on the first date when both of the following events shall have occurred and exist simultaneously: (a) full and final payment in cash of all of the KBK Obligations; and (b) termination or expiration of the Purchase Agreement and all obligations or commitments of KBK to provide financing to Client.

     9. Amendment. This Agreement may not be amended except by written agreement executed by both KBK and Creditor.

     10. Captions. Captions as used in this Agreement are for convenience only, and shall not affect the construction of this Agreement.
     11. Governing Law; Jury Waiver. This Agreement shall be governed by and construed in accordance with the laws of the state of Texas.
          The parties hereto agree that Tarrant County, Texas, will be the exclusive venue for litigation of any dispute or claim arising under or related to this Agreement. the parties hereto waive the right to a trial by jury in any action or proceeding of any kind arising out of or relating to this agreement.

     12. Successors and Assigns. Unless otherwise herein provided, this Agreement shall be binding upon and inure to the benefit of all successors and assigns, including, without limitation, such transferee of any of the obligations of Client to KBK or to Creditor under any agreement or by law. Any transferee of the obligations or indebtedness owed by Client to Creditor or any part thereof, shall take such obligations or indebtedness or any part thereof subject to the provisions of this Agreement.

     13. Entire Agreement. This Agreement constitutes the complete and integrated agreement of both KBK and Creditor with respect to the subject matter hereof, supersedes all prior or contemporaneous oral agreements, assigns or negotiations, and may not be orally modified or supplemented by parol or extrinsic evidence.

     14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be original, but all of which constitute but one agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally effective as delivery of a manually executed counterpart of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

"Creditor"                              "KBK"

RED OAK HEREFORD FARMS, INC.             KBK FINANCIAL, INC.
By:                                      By:

Name:                                    Name:

Title:                                   Title:



ACKNOWLEDGMENT BY CLIENT

     The undersigned, being the Client named in the foregoing Agreement, hereby (i) accepts and consents to such Agreement,
(ii) agrees to be bound by all of the provisions thereof, (iii) agrees to recognize all priorities and other rights granted thereby, (iv) agrees to pay Creditor in accordance therewith, and
(v) acknowledges and agrees that such Agreement may be altered, modified or amended by KBK and Creditor without notice to or consent of Client.


RED OAK FARMS, INC.

By:

Name:
Title:
Date: